Exhibit 10.45
LIMITED LIABILITY COMPANY AGREEMENT
OF KBS SOR II 210 WEST 31ST STREET, LLC
This LIMITED LIABILITY COMPANY AGREEMENT OF KBS SOR II 210 WEST 31ST, LLC (this “Agreement”), is entered into effective as of October 28 , 2016 (the “Effective Date”), by and between ONYX 31ST STREET, LLC, a Delaware limited liability company (“JV Member”), and KBS SOR II 210 WEST 31st STREET JV, LLC, a Delaware limited liability company (“KBS” or “Co-Managing Member”). JV Member and KBS may hereinafter be referred to herein collectively, as the “Members” or individually as a “Member.”
RECITALS
WHEREAS, the Members desire to form KBS SOR II 210 West 31st Street, LLC, a Delaware limited liability company (the “Company”).
WHEREAS, the Company shall cause 210 West 31st Street Owner LLC, a Delaware limited liability company (“Property Owner Subsidiary”) and a wholly owned subsidiary of the Company, to enter into that certain Purchase and Sale Agreement to Assign Eighty Percent (80%) Ground Lease (the “Purchase Agreement”) with JV Member and other parties to be joined thereto (Phalanx Fund II, L.P., Onyx EP 31st Street, LLC and LMB II, LLC) as contemplated by the Purchase Agreement, collectively as seller and ground lessee (collectively, “Seller”), in a form approved by the Members, for the purchase of eighty percent (80%) of a leasehold interest in 210 West 31st Street, New York, New York and the improvements located thereon (along with the contribution of the remaining 20% by the JV Member hereunder, the “Property”) pursuant to that certain Amended and Restated Ground Lease Agreement dated as of December 30, 2014, as modified by Second Amendment to Option Agreement and First Amendment to Lease dated December 30, 2014 (collectively, the “Ground Lease”), together with Seller’s Project Work Product (defined below).
WHEREAS, the Members desire to redevelop the Property as a 2-story commercial retail building with approximately 29,018 square feet, a basement level and a terraced roof, as more particularly described in the Preliminary Development Plan (defined below) (the “Project”).
WHEREAS, at the closing of the transaction contemplated by the Purchase Agreement (the “Property Closing”), the Company will cause Property Owner Subsidiary to obtain a mortgage loan (“Mortgage Loan”) from a lender acceptable to the Members (“Lender”), on and subject to the terms and conditions of this Agreement.
ARTICLE I
FORMATION
1.01.    Formation. The Company was formed pursuant to this Agreement and the filing of that certain Certificate of Formation dated October 27, 2016 pursuant to the Act. The term “Act” means the 6 Delaware Code §§18 101, et. seq., Delaware Limited Liability Code, as hereafter amended from time to time. Joshua Weiss, Esq. is designated as an “authorized person” within the meaning of the Act, and such “authorized person” has executed, delivered and filed the Certificate

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of Formation with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation, his power as an “authorized person” ceased, and Managing Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. Subject to the terms of this Agreement, Managing Member or an attorney authorized by Managing Member shall execute, acknowledge and file such other documents and instruments as are necessary and/or appropriate to register, qualify to do business and/or operate the Company as a foreign limited liability company in any jurisdiction in which the Company may own property or wish to conduct business. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
1.02.    Names and Addresses. The name of the Company is KBS SOR II 210 West 31st Street, LLC. The principal office of the Company in the State of Delaware. The name and address of the registered agent of the Company in the State of Delaware currently is Registered Agent Solutions, Inc., 1679 S. DuPont Highway, Suite 100, Dover, County of Kent, Delaware 19901 until changed by the Managing Member with written notice to all Members. The names and addresses of the Members are set forth on Exhibit A attached hereto. The organizational structure of the Company and any subsidiaries directly or indirectly owned by the Company, including Property Owner Subsidiary (each, a “Subsidiary” and collectively, the “Subsidiaries”), that will exist as of the consummation of the Property Closing, is as set forth on Exhibit B attached hereto. The ownership interests of the Members in the Company shall not be certificated interests, unless otherwise determined as a Major Decision pursuant to Section 2.02 below.
1.03.    Nature of Business. The express, limited and only purposes of the Company shall be (i) to indirectly acquire, own, redevelop, lease, hold for long-term investment, sell, exchange, dispose of and otherwise realize the economic benefit from the Property, and (ii) to conduct such other activities with respect to the Property as are appropriate to carrying out the foregoing purposes and to do all things incidental to or in furtherance of the above-enumerated purposes. Neither the Company nor any of the Subsidiaries shall engage in any other business or activity, unless such other business or activity has been approved as a Major Decision (as defined below).
1.04.    Term of Company. The term of the Company shall commence on the date the Certificate of Formation for the Company is filed with the Office of the Delaware Division of Corporations and shall continue until dissolved pursuant to Article VIII. The existence of the Company as a separate legal entity shall continue until the cancellation of the Company’s Certificate of Formation.
1.05.    Purchase Agreement. The Members acknowledge that the Purchase Agreement will provide for certain conditions to the Property Owner Subsidiary’s obligation to close, including the absence of a default by Seller (“Buyer Closing Conditions”). The decision as to whether each of such conditions have been satisfied as of the closing date under the Purchase Agreement shall be decided by the Members, subject to the following:
(a)    Failed Conditions; Members Agree to Terminate. If both Members determine that any of the Buyer Closing Conditions have not been satisfied (after expiration of any notice and cure periods) and do not desire to close over any unsatisfied Buyer Closing Conditions, Managing Member (as defined below) shall deliver to Seller a termination notice under the Purchase Agreement

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and seek a return of the Earnest Money (as such term is defined under the Purchase Agreement) to the extent all or any portion of the Earnest Money is refundable and thereafter cause the Company to be dissolved pursuant to Article VIII.
(b)    Failed Conditions; KBS Desires to Proceed. If Co-Managing Member has notified JV Member in writing that it desires to close over any unsatisfied Buyer Closing Condition, but JV Member has notified Co-Managing Member in writing of its desire to terminate the Purchase Agreement, then Co-Managing Member shall have the right, in its sole and absolute discretion, to elect to (A) deliver to Seller a termination notice under the Purchase Agreement and seek a return of the Earnest Money, or (B) deliver written notice to JV Member requiring JV Member to withdraw from the Company. If Managing Member elects to deliver a notice pursuant to clause (B), then the Co-Managing Member shall reimburse JV Member for the amount of the Earnest Money then posted by JV Member (and not previously reimbursed by Co-Managing Member) to the extent all or any portion of the Earnest Money is refundable and Co-Managing Member shall be free to cause the Property Owner Subsidiary or an Affiliate of KBS to consummate the Property Closing without JV Member being a Member of the Company or otherwise a party to such transaction.
(c)    Failed Conditions; JV Member Desires to Proceed. If JV Member has notified Co-Managing Member in writing that it desires to close, but Co-Managing Member has notified JV Member in writing of its desire to terminate the Purchase Agreement, then JV Member shall have the right, in its sole and absolute discretion, to elect to (A) deliver to Seller a termination notice under the Purchase Agreement and seek a return of the Earnest Money to the extent all or any portion of the Earnest Money is refundable, or (B) deliver written notice to Co-Managing Member requiring Co-Managing Member to withdraw from the Company. If JV Member elects to deliver a notice pursuant to clause (B), then JV Member shall reimburse Co-Managing Member for the amount of the Earnest Money then posted by Co-Managing Member and JV Member shall be free to cause the Property Owner Subsidiary or an Affiliate of JV Member to consummate the Property Closing without KBS being a Member of the Company or otherwise a party to such transaction.
1.06.    Mortgage Loan. Notwithstanding anything to the contrary in Article II below, Co-Managing Member shall lead and control the sourcing and selection of the Lender and negotiation of the loan documents evidencing and securing the Mortgage Loan. The Mortgage Loan shall be at least 60% of the Development Budget and non-recourse to the Property Owner Subsidiary, the Company and the Members, except to the extent Lender requires customary non-recourse carve outs, a customary environmental indemnity, and a completion guaranty with respect to the completion of the Project. JV Member or an Affiliate shall be the party to enter into such guarantees with Lender and JV Member or its Affiliate shall have the right to negotiate such guarantees, and the terms thereof, with Lender. If requested by Co-Managing Member, JV Member shall cooperate with Co-Managing Member’s efforts to obtain the Mortgage Loan, which cooperation shall include providing the Lender or prospective Lenders with information and documents concerning JV Member and its Affiliates.
1.07.    Preliminary Development Plan; Construction Plans. Attached hereto as Exhibit C is a development plan the (“Preliminary Development Plan”) for the development and construction of the Project. The Preliminary Development Plan has been approved by the Members. Attached

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hereto as Exhibit C-1 is a list of the current construction plans (the “Preliminary Constructions Plans”) for the Project, which have not been finalized or approved by applicable governmental and quasi-governmental authorities having jurisdiction over the Property and the Project, including specifically, the City of New York (the “Governmental Authorities”). Attached hereto as Exhibit C-2 is a preliminary development budget (the “Preliminary Development Budget”) that is based the Preliminary Development Plan and the Preliminary Construction Plans.
1.08.    Development Plan. The Members acknowledge that certain components of the Preliminary Development Plan are not finalized as of the Effective Date. The Members shall work together diligently and in good faith to finalize the remaining components of the Preliminary Development Plan (and upon the approval of such remaining components pursuant to this Section 1.08, the Preliminary Development Plan shall become the “Development Plan”). The remaining components include, without limitation, the following:
(a)    Approval by all Governmental Authorities of the Preliminary Construction Plans (and upon the approval of the Preliminary Construction Plans, the Preliminary Construction Plan shall become the Preliminary Construction Plans shall be become the “Construction Plans”) and issuance of all necessary permits and approvals for the construction of the Project;
(b)    Approval by the Members of the selection of the general contractor and the form and cost of the Construction Contract (as hereinafter defined) as a Major Decision pursuant to Section 2.02 below;
(c)    Approval by the Members of changes to the Construction Plans for the Project as a Major Decision pursuant to Section 2.02 below; provided, however, that each Member shall not withhold their consent if: (1) the changes are to complete detail not yet completed in the Preliminary Construction Plans and such changes are otherwise consistent with the Preliminary Construction Plans and the Preliminary Development Plan, or (2) the changes are required by Governmental Authorities or are determined to be necessary to obtain the approval by Governmental Authorities for the Construction Plans and the Project and do not materially increase or change the scope of the Project as contemplated by the Preliminary Development Plan (and for purposes of this Section 1.08(c), the Members agree that a material change would include a change that results in more than a twenty-five percent (25%) reduction in the leasable square footage of the Project or more than a twenty-five percent (25%) reduction in pro-forma rent, or more than a twenty-five percent (25%) in the proposed building height for the Project); and
(d)    Agreement by the Members upon the final budget for the development of the Project (the “Development Budget”) as a Major Decision pursuant to Section 2.02 below; provided, however, that each Member shall not withhold their consent to the final Development Budget if the final Development Budget does not exceed more than twenty-five percent (25%) of the Preliminary Development Budget and is consistent with the approved Construction Contract. For avoidance of doubt, it shall be a Major Decision to approve the Development Budget if the Development Budget would be more than twenty-five percent (25%) of the Preliminary Development Budget or is inconsistent with the approved Construction Contract.

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1.09.    Development of the Project. The Development Budget and Development Plan to be approved by the Members is expected to provide for three distinct phases for the development of the Project: (i) the “Permitting Phase,” to commence after the Property Closing and expire upon the receipt of all required building permits for the vertical construction of the Project, and satisfaction of the Mortgage Loan conditions for the disbursement of funds for the construction of the Project (including the fully executed Construction Contract for the Project); (ii) the “Construction Phase,” to commence following the Permitting Phase and to expire following completion of construction of all aspects of the Project, issuance of all necessary certificates of occupancy or similar permits, and opening of the Project (“Completion”); and (iii) the “Operations Phase,” to commence following the Construction Phase. Notwithstanding the foregoing, the Members intend to authorize the commencement of demolition activities prior to the end of the Permitting Phase, subject to the obtaining of all necessary demolition permits and approvals and approval by both Members of the demolition contract and the demolition contractor.
ARTICLE II
MANAGEMENT OF THE COMPANY
2.01.    Management of the Company.
(a)    Generally. JV Member is hereby designated as the managing member (the “Managing Member”) of the Company and shall serve as the Managing Member of the Company unless and until it resigns or is removed pursuant to Section 2.06. Subject to the restrictions set forth in this Agreement, Managing Member shall manage and administer the day-to-day business and affairs of the Company and its Subsidiaries. Managing Member shall at all times faithfully perform its duties and responsibilities in compliance with all applicable laws, the Business Plan (as defined below), the Development Budget, the Annual Budget (as defined below) and this Agreement, devoting such time, efforts and managerial resources to the business of the Company and its Subsidiaries as it reasonably deems necessary for the operation of the day-to-day business and affairs of the Company and its Subsidiaries. In the performance of its duties under this Agreement, Managing Member shall regularly consult with the Co-Managing Member. Managing Member and Co-Managing Member may each engage in business efforts and affairs which are not related to the Company or the Property, and will not be precluded from owning and operating other businesses and/or real estate projects (which may compete with this project) and neither the Company nor the other Members shall have any interest in such businesses or real estate projects.
(b)    Specific Day to Day Duties. Without limiting the generality of the foregoing, Managing Member shall perform the following duties with respect to the Property, all to be carried out in accordance with this Agreement, the Annual Budget and the Business Plan:
(i)    During the Permitting Phase, use commercially reasonable diligent efforts to obtain all permits, approvals and entitlements from all applicable Governmental Authorities for the Project, and after Completion of the Project, cause to be maintained all governmental and agency approvals, permits and other entitlements necessary for ownership, operation, management and leasing of the Property.

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(ii)    During the Construction Phase, use commercially reasonable diligent efforts to perform those duties and services that are reasonably necessary to commence and complete the Project in accordance with the Development Plan, the Development Budget and the Construction Plans.
(iii)    Coordinate the services of all employees, supervisors, architects, engineers, contractors, construction or development managers, accountants, attorneys, real estate brokers, advertising personnel and other persons necessary or appropriate for the development and construction of the Project and the ownership, operation, management and leasing of the Property after Completion of the Project.
(iv)    Supervise the performance of all work in connection with the Project and the ownership, operation, management and leasing of the Property after Completion the Project.
(v)    Except to the extent such action is a Major Decision, use commercially reasonable efforts to enforce all of the Company’s and its Subsidiaries’ rights and cause performance of all of the Company’s obligations arising in connection with any contract or agreement entered into in connection with the Property, excluding de minimis obligations where the cost to pursue the obligation exceeds the benefit to be gained.
(vi)    Deliver to the Members promptly copies of any written notices or other written materials received by Managing Member in connection with any material dispute or material claims relating to the Property or the Project.
(vii)    Otherwise use commercially reasonable efforts to perform those duties and services that are reasonably necessary in order to acquire, own, operate, manage and lease the Property in accordance with the Business Plan and the Annual Budget.
(c)    Additional Duties. Without limiting the generality of the foregoing, Managing Member shall have the following additional duties with respect to the overall operation of the Company and its Subsidiaries and the ownership of the Property, all to be carried out in accordance with this Agreement:
(i)    Provide operating reports and financial statements in accordance with Article IX.
(ii)    Notify Co-Managing Member of such matters and render such reports to Co-Managing Member from time to time as Co-Managing Member may reasonably request in writing, including, without limitation, at all times and in each event no less frequently than monthly, keeping Co-Managing Member informed of material information relating to the Property by (1) notifying Co-Managing Member in advance of public hearings and other proceedings relating to any existing or proposed entitlements, mapping, subdivision or material permits for the Property and (2) notifying Co-Managing Member within five (5) business days and promptly delivering to Co-Managing Member copies of any written offers to purchase or otherwise acquire the Property, or any interest therein, and of any written indications of interest, written invitations to deal, written solicitations of sales which represent bona fide offers regarding the Property.

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(iii)    Comply with the Development Budget, as it may be modified in accordance with this Agreement. With respect to the Development Budget, Managing Member may (i) to the extent covered by contingency funds in the Development Budget, with respect to any line item in the Development Budget, allocate from such contingency funds in an amount not to exceed the lesser of 10% of such line item and $25,000, and (ii) if after the completion of any item, as certified by Managing Member to Co-Managing Member, there remains an excess undisbursed balance, reallocate from such excess balance to any other line item in the Development Budget whose funds are insufficient to complete such item, so long as such amount does not exceed the lesser of 10% of such line item and $25,000.
(iv)    After Completion of the Project, comply with the Annual Budget, as it may be modified in accordance with this Agreement. Except for expenditures made and obligations incurred, in each case as previously approved pursuant to the Annual Budget and the Permitted Budget Variance (as hereinafter defined) or in writing by the Co-Managing Member, the Managing Member shall have no authority to make any expenditure or incur any obligation or liability on behalf of the Company or any Subsidiary. Subject to the Annual Budget and the Permitted Budget Variance or as may be approved in writing by the Co-Managing Member, the Managing Member shall not expend on behalf of the Company or any Subsidiary more than what it in good faith believes to be the fair and reasonable market value at the time and place of contracting or any goods purchased or services engaged on behalf of the Company or any Subsidiary. Subject to Section 2.02(d) below, Managing Member may enter into any such contracts on behalf of the Company or any Subsidiary for goods purchased or services contemplated by the Annual Budget, if any, provided that such contracts shall be terminable by the Company or any applicable Subsidiary upon thirty (30) days’ notice without penalty or if such contracts are not contemplated by the Annual Budget they shall be for an amount not to exceed (A) the sum of $5,000 as to any single expenditure, and (B) the sum of $25,000 annually (in each case, such expenditures may hereinafter be referred to as the “De Minimis Expenditures”). Any such contract (other than contracts that are for De Minimis Expenditures) that is either (x) not terminable by the Company or the applicable Subsidiary upon thirty (30) days’ notice or (y) are not contemplated by the Annual Budget shall in each case require the prior written approval of the Co-Managing Member. As used in this Agreement, the term “Permitted Budget Variance” means, with respect to any Annual Budget, any disbursement of funds in any amount that would not result in a particular line item being exceeded 10% of such line item for the year in question or the total Annual Budget being exceeded by more than 5% in the aggregate.
(d)    Affiliate Agreements; Special Powers of KBS Regarding Affiliate Agreements.
(i)    JV Member, in its capacity as Managing Member, shall not cause the Company or any of its Subsidiaries to enter any agreement or other arrangement for the furnishing to or by the Company or any Subsidiary of goods or services or for any other contract or agreement pursuant to which the JV Member or any Affiliate or Related Person (defined below) will receive any benefit with, or pay any fees or compensation to, itself or any Person that is an Affiliate of the JV Member or a Related Person (an “Affiliate Agreement”), unless such agreement or arrangement has been previously approved in writing by Co-Managing Member. JV Member shall not amend,

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modify or terminate any such Affiliate Agreement after the entry by the Company, or any Subsidiary, into such Affiliate Agreement without the prior consent of Co-Managing Member. As used in this agreement, the term “Related Person” shall mean any JV Member Principal (defined below) and such JV Member Principal’s spouse and the ancestors, descendants, aunts, uncles or first cousins of such JV Member Principal, whether by birth or adoption.
(ii)    Notwithstanding anything to the contrary contained herein but subject to Section 2.06(d) below, Co-Managing Member shall have the right, in its sole discretion upon prior written notice to JV Member, to take all actions on behalf of the Company or any Subsidiary with respect to: (A) the determination of the existence of any default by any Affiliate of JV Member under any agreement made between the Company or any Subsidiary and any Affiliate of JV Member (each an “Affiliate Agreement” and collectively, the “Affiliate Agreements”), (B) the enforcement of all rights and remedies of the Company under any Affiliate Agreements made between the Company or any Subsidiary and any Affiliate of any JV Member, and (C) termination of any Affiliate Agreements made between the Company or any Subsidiary and any Affiliate of any JV Member (subject to the terms and conditions set forth therein for notice of defaults and applicable cure periods). All Affiliate Agreements shall be terminated upon sale of the portion of the Property to which they relate and in the event of other circumstances or defaults (including, without limitation, any Removal Event (as defined below)) as more particularly set forth therein or herein. JV Member will cooperate in good faith with Co-Managing Member in the exercise by Co-Managing Member of the foregoing rights and actions hereunder.
(iii)    As used in this Agreement, the term “Affiliate” means any person or entity which, directly or indirectly through one (1) or more intermediaries, controls or is controlled by or is under common control with another person or entity. The term “control” as used herein (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power (i) to vote 51% or more of the outstanding voting securities of such person or entity, or (ii) to otherwise direct management policies of such person by contract (at commercially reasonable rates) or otherwise. John Saraceno Jr. and Jonathan Schultz (each a “JV Member Principal” and collectively, the “JV Member Principals”) and their Related Persons and Affiliates shall be deemed “Affiliates” of JV Member. Any reference in this Agreement to a “Person and an Affiliate” shall be deemed to refer to such Person and an Affiliate of such Person and any references in this Agreement to a “Person or an Affiliate” shall be deemed to refer to such Person or an Affiliate of such Person.
2.02.    Major Decisions. Notwithstanding anything contained in this Agreement to the contrary, Managing Member shall not take, or cause or permit the Company or any Subsidiary to enter into any agreement to take, any of the following actions on behalf of the Company or any Subsidiary (in each case the taking of which hereinafter shall be referred to as a “Major Decision”) without the prior written consent of Co-Managing Member, which consent may be given or withheld in Co-Managing Member’s sole and absolute discretion.

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(a)    Purchase Agreement. Except as expressly set forth in Section 1.05 above, enter into, amend, modify, terminate, or expressly waive any material rights of the Property Owner Subsidiary under, the Purchase Agreement.
(b)    Development Plan. Except as expressly set forth in Section 1.08 above, approve the Development Plan, or after approval, cause the Company or its Subsidiaries to deviate from, amend, update or replace the approved Development Plan.
(c)    Development Budget. Except as expressly set forth in Section 1.08 above, approve the Development Budget, or after approval, subject to Section 2.01(c)(iii) above, cause the Company or its Subsidiaries to deviate from, amend, update or replace the approved Development Budget.
(d)    Construction Plans. Except as expressly set forth in Section 1.08 above, approve the Construction Plans, or after approval, cause the Company or its Subsidiaries to deviate from, amend, update or replace the approved Construction Plans.
(e)    Construction Contract. General construction services for the Project will be provided by a general contractor, on market terms and conditions with all major subcontracts competitively bid pursuant to a guaranteed maximum price construction contract (the “Construction Contract”) in a form and substance acceptable to the Members. The selection of the general contractor shall be a Major Decision, and the Construction Contract to be entered into with such general contractor shall also be a Major Decision. Managing Member shall not cause the Company or its Subsidiaries to deviate from, amend, update or replace the approved Construction Contract unless approved as a Major Decision.
(f)    Annual Budget; Business Plan. Subject to Section 2.01(c)(iv) cause the Company or its Subsidiaries to deviate from, amend, update or replace the Business Plan or deviate from, amend, update or replace the Annual Budget (subject to the Permitted Variance), except as provided in Section 2.10 below.
(g)    Sale of the Company. Subject to Articles VI and VII and to the limitation on the Override Right (as defined below), sell, convey, exchange, hypothecate, pledge, encumber or otherwise transfer any portion of or any interest in the Company or any Subsidiary or all or any portion of the Property, or enter into any agreement to sell, convey, exchange, hypothecate, pledge, encumber or otherwise transfer any portion or any interest in the Company or any Subsidiary or all or any portion of the Property.
(h)    Pre-Approved Affiliate Agreements. Amend, modify, terminate, or waive any rights under, the any of the Pre-Approved Affiliate Agreements (as such term is defined below), or enter into any agreements that would replace any of the Pre-Approved Affiliate Agreements. For avoidance of doubt, each Pre-Approved Affiliate Agreement is an Affiliate Agreement.
(i)    Acquire Real Property. Purchase or otherwise acquire any interest in real property other than the Company’s indirect ownership interest in the Property.

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(j)    Financing. Without limiting Section 1.06 above, cause the Company or any Subsidiary to enter into (or commit to enter into) to finance or refinance the operations of the Company or any Subsidiary and/or any of the Company’s or any Subsidiary’s assets (including, without limitation, any acquisition, development, construction, interim and long-term financing or refinancing in connection with the Property (or any portion thereof) or the improvement or expansion thereof) (each a “Financing”) or retain any mortgage bankers or brokers on behalf of the Company or any Subsidiary in connection therewith or enter into any modifications, amendments, extensions, substitutions or other agreements regarding any Financing. Notwithstanding the foregoing, the Members agree that (1) it shall not be a Major Decision (and shall only require the consent of KBS and not of JV Member), for the Property Owner Subsidiary to enter into the Mortgage Loan and any interest rate swap agreement, interest rate cap agreement, or any other similar agreement (collectively, “Interest Rate Protection Agreements”) regarding the Mortgage Loan or any other Financing, and (2) if necessary to amend the Mortgage Loan or any future Financing in order to allow the Property Owner Subsidiary to enter into any Interest Rate Protection Agreements that KBS determines in its sole discretion is necessary or desirable. In the event the Property Owner Subsidiary enters into any Interest Rate Protection Agreements in accordance with the preceding sentence, the Members shall each pay their pro rata share of the costs and expenses incurred by the Property Owner Subsidiary in connection therewith (including reasonable attorneys’ fees and expenses) in accordance with their Percentage Interests (as defined below).
(k)    Indemnity. Make, execute or deliver on behalf of the Company or any Subsidiary any indemnity bond or surety bond or obligate the Company, any Subsidiary or any other Member as a surety, guaranty, guarantor or accommodation party to any obligation or grant any lien or encumbrance on any of the assets of the Company or any Subsidiary, including the Property, other than with respect to any Financing that has been approved as a Major Decision.
(l)    Loans. Lend funds belonging to the Company or any Subsidiary to any Member or its Affiliate or to any third party, or extend any person, firm or corporation credit on behalf of the Company or cause any Member Loan (as defined below) to be made to the Company as provided in Section 3.03.
(m)    Expenditures. After Completion, except for De Minimis Expenditures and other amounts contemplated by the Annual Budget (subject to the Permitted Budget Variance), cause the Company or any Subsidiary to take any action or make any expenditure or incur any obligation by or on behalf of the Company or any Subsidiary which is not included in the Annual Budget (including, without limitation, obligating the Company or any Subsidiary to pay for any goods or services in excess of the foregoing), in addition, in the event that the then current Loan or Refinance is within ninety (90) days of its stated maturity, or after its term has expired, or is in default, Managing Member may not reallocate any excess funds among line items or make any expenditures from any reserves without Co-Managing Member’s consent.
(n)    Duties. Delegate any of the duties of Managing Member set forth herein except as set forth in Section 2.11(a), the Property Management Agreement or the Leasing Agreement or any other approved contract with an Affiliate under the terms of this Agreement or to the officers and employees of Managing Member.

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(o)    Assignment Benefiting Creditors. Make, execute or deliver on behalf of the Company or any Subsidiary an assignment for the benefit of creditors; file, consent to or cause the Company or any Subsidiary, a Member’s Interest, or the Property, or any part thereof or interest therein, to be subject to the authority of any trustee, custodian or receiver or be subject to any proceeding for bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, relief of debtors, dissolution or liquidation or similar proceedings.
(p)    Partition of Company Assets. Partition all or any portion of the assets of the Company or any Subsidiary, or file any complaint or institute any proceeding at law or in equity seeking such partition.
(q)    Governmental Proposals. Make application to, or enter into any agreements with, any government officials relating to mapping, development, zoning, subdivision, environmental or other land use or entitlement matters which may affect the Property or any portion thereof.
(r)    Purchase Assets. Except as may be provided in the then-applicable Annual Budget, cause the Company or any Subsidiary to purchase any automobiles or vehicular equipment on behalf of or in the name of the Company or any Subsidiary or purchase any fixed assets on behalf of or in the name of the Company or any Subsidiary.
(s)    Commence Future Renovations. After Completion of the Project, commence any renovations of or changes or upgrades to the completed Project, or significant construction on the Property (including, without limitation, any tenant improvements), or any significant off-site improvement work, or any environmental remediation on the Property.
(t)    Confess Judgments; Legal Actions. Confess a judgment against the Company or any Subsidiary; settle or adjust any claims against the Company or any Subsidiary; or commence, negotiate and/or settle any legal actions or proceedings brought by the Company or any Subsidiary against unaffiliated third parties; provided however that Managing Member may settle or adjust any claim which is not the subject of a legal action or proceeding of $10,000 or less.
(u)    Dissolve the Company. Except as provided in this Agreement, dissolve, terminate or liquidate the Company or any Subsidiary prior to the expiration of the term.
(v)    Acts Making Business Impossible. Do any act that would make it impossible to carry on the business of the Company or any Subsidiary.
(w)    Material Agreements. Except as provided in the Annual Budget or in the express terms of this Agreement, cause the Company or any Subsidiary to enter into any agreement obligating the Company or any Subsidiary to pay an amount of more than a De Minimis Expenditure and any amendment, modification or termination of any such agreement, including, without limitation, any agreement providing for the payment of any commission, fee or other compensation payable in connection with the sale of all or any portion of the Property or any portion thereof.

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(x)    Limited Liability Company Act. Take any other action for which the consent of the Members is required under the Act (and such consent is not waivable under the Act) or this Agreement.
(y)    Leasing Agreement. The Members have agreed that the Property Owner Subsidiary shall retain a third party leasing agent (the “Leasing Agent”) to manage the initial lease-up of the Project and thereafter the ongoing leasing of the Project. The selection of the Leasing Agent shall be a Major Decision, and the leasing services agreement (the “Leasing Agreement”) to be entered into with such Leasing Agent shall also be a Major Decision. Managing Member shall not cause the Company or its Subsidiaries to deviate from, amend, update or replace the approved Leasing Agreement unless approved as a Major Decision. The Members agree that Newmark and Jones Lang LaSalle would each be acceptable to the Members to serve as the initial Leasing Agent for the Project.
(z)    Leases. Cause or permit the Company or any Subsidiary to enter into any new space or other lease affecting the Property, or amend, modify, terminate, or waive rights under any existing leases with the Company or any Subsidiary, for space in any of the Property, excluding, however, non-material equipment leases.
(aa)    Insurance. Change the insurance program for the Company, any Subsidiary or the Property in a manner inconsistent with the Business Plan (or during construction of the Project, the Development Plan) or inconsistent with the insurance requirements set forth in Section 2.05 below.
(bb)    Employees. Employ any individual as an employee of the Company or any Subsidiary.
(cc)    Awards and Proceeds. Settle, apply or dispose of any casualty insurance proceeds in excess of $25,000 or any condemnation award, from any insurance company or any condemning authority, as applicable.
(dd)    No REIT Prohibited Transactions. Take, or permit to be taken, any action that is or results in a REIT Prohibited Transaction (as defined below).
(ee)    Pledge and Assignment. Subject to the provisions of Article VI below, sell, transfer or pledge JV Member’s interests in the Company or any Subsidiary.
(ff)    Consultants. Retain or dismiss on behalf of the Company or any Subsidiary any accountants, auditors, property managers or leasing agents. Ernst & Young is hereby approved as the approved audit and tax firm for the Company and its Subsidiaries.
(gg)    Additional Capital Contributions. Except as expressly (1) set forth in Section 3.01 below, (2) set forth in the approved Annual Budget or (3) otherwise approved by the Members in writing, require any additional capital contributions of the Members.
(hh)    Member Loans. Except as expressly set forth in Section 3.03 or otherwise approved by the Members in writing, require or request any Member Loan.

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(ii)    Certificated Interests. Elect to have the Members interests in the Company become certificated interests.
(jj)    Accounting. Alter or change the reporting, accounting and/or auditing systems and/or procedures for the Company, any Subsidiary or the Property.
(kk)    Amendment to this Agreement. Except as contemplated by Section 2.06(e) or Section 6.03 or as otherwise approved by the Members, amend or supplement this Agreement.
(ll)    Amendment to Subsidiary Documents. Except as necessary to consummate a Financing permitted by this Agreement or as otherwise approved by the Members, amend or supplement any formation documents or governing agreements of any Subsidiary.
In the event the Co-Managing Member does not respond to any Major Decision in writing within ten (10) days after Co-Managing Member’s receipt of a request therefor from Managing Member, then the Major Decision shall be deemed disapproved. Nothing in this Agreement shall limit or prevent the Co-Managing Member from requesting that Managing Member initiate a Major Decision. If, however, Managing Member does not to implement the Major Decision requested by the Co-Managing Member, the Co-Managing Member shall have the right to cause the Company and any of its Subsidiaries to undertake such Major Decision notwithstanding Managing Member’s position (the “Override Right”); provided, however, that for so long as no Removal Event (as defined below) shall have occurred, (x) Co-Managing Member shall not be entitled to use the Override Right with respect to the Major Decision listed in Section 2.02(g) above, and (y) the provisions of Article VII below shall govern Co-Managing Member’s right to cause a sale of the Project; provided, further, however, that prior to the removal of JV Member as Managing Member pursuant to Section 2.06, the Co-Managing Member shall not have the right to cause the Company or any of its Subsidiaries to undertake any action with respect to a Fundamental Decision (defined below) without JV Member’s prior written consent; provided, further, however, that after any such removal with respect to Fundamental Decisions, (A) Section 2.06(c)(i)(3) shall govern if such removal was for cause, and (B) Section 2.06(d)(ii) shall govern if such removal was without cause.
If, during the Construction Phase, the Members are not able to reach agreement on a proposed Major Decision, then, unless the Members mutually agree otherwise, then such Major Decision shall not be approved and the Managing Member shall continue to develop the Project in accordance with the then-current Development Budget and Development Plan; provided that neither Member shall unreasonably withhold or delay its approval of a Major Decision during the Construction Phase if such Major Decision is necessary to implement and/or continue the construction and development of the Project and, complete the construction thereof and/or to comply with the terms of the Mortgage Loan, as a result of changes in law or requirements of Governmental Authorities applicable to the Project; provided that the forgoing shall not require any Member to reasonably consent to a Major Decision that would result in additional Capital Contributions.
2.03.    Company Funds. No Company funds, assets, credit or other resources of any kind or description shall be paid to, or used for, the benefit of any Member, except as specifically provided in this Agreement or the Annual Budget or after the written approval of all the Members has been obtained. All funds of the Company shall be deposited only in such federally insured checking and

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savings accounts of the Company in the Company name with banks and other financial institutions having not less than $1,000,000,000 in assets as the Co-Managing Member shall approve in writing, shall not be commingled with funds of any other person or entity, and shall be withdrawn only upon such signature or signatures as may be designated in writing from time to time by Managing Member after receiving approval of the Co-Managing Member.
2.04.    Employees. The Company and its Subsidiaries shall not have employees. Except as may be otherwise provided for in the Property Management Agreement, each Member shall be solely responsible for all wages, benefits, insurance and payroll taxes with respect to any of its employees or those of its Affiliates. Each Member agrees to perform its duties under this Agreement as an independent contractor and not as the agent, employee or servant of the Company. Each Member shall be solely responsible for its own acts and those of its subordinates, employees and agents during the term of this Agreement and, subject to, and without the waiver of the benefits of, the provisions of Section 2.09, each Member hereby indemnifies and holds harmless the Company and each other Member from any liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising from the acts of any such subordinates, employees and agents of such Member or those of its Affiliates.
2.05.    Insurance.
(a)    Company Policies. Managing Member shall purchase and maintain, or shall cause to be purchased and maintained, for and at the expense of the Company, policies of insurance (i) for the Company’s and its Subsidiaries' operations, (ii) for the protection of the Company’s and its Subsidiaries' assets (including the Property), and (iii) as may be reasonably required to comply with third-party requirements in accordance with guidelines approved by Co-Managing Member, and shall provide the Members upon request with the certificates or other evidence of insurance coverage as provided therein.
(b)    Contractor’s Insurance Obligations. Managing Member shall require the Property’s general contractors and all subcontractors retained by the Company and any Subsidiary working at the Property, or any portion thereof, to obtain and maintain at all times during performance of work for the Company or any Subsidiary an occurrence form commercial general liability policy with a minimum of $1,000,000 each occurrence/$1,000,000 annual aggregate, or in such other amounts as may be approved by the Co-Managing Member, on which the Company or any Subsidiary is named as an additional insured on a primary and non-contributing basis. In addition, Managing Member shall require that the Property’s general contractors and all subcontractors retained by the Company and any Subsidiary carry workers’ compensation coverage as required by law, and including a waiver of subrogation in favor of the Company.
(c)    D&O Insurance. Managing Member may purchase and maintain insurance on behalf of the executive officers of Managing Member (and if requested by Co-Managing Member, executive officers of Co-Managing Member) against liability asserted against such Person and incurred by such Person arising out of such Person’s actions on behalf of Managing Member (or Co-Managing Member, as applicable) under this Agreement; provided that the cost of such insurance is included in the approved Annual Budget for the applicable year and such coverage is available at commercially reasonable rates.

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2.06.    Election, Removal, Resignation of Managing Member.
(a)    Number, Term and Qualifications of Managing Member. The Company shall have one Managing Member, which shall initially be JV Member.
(b)    Removal of Managing Member for Cause. Co-Managing Member may, but shall not be obligated to, exercise any of the remedies provided in Section 2.06(c) below under any of the following circumstances (each, a “Removal Event”):
(i)    if JV Member, or any principal, officer, executive or employee of JV Member engages in fraud, misappropriation of funds, intentional misrepresentation or willful misconduct with respect to the Company, any Subsidiary or the Property. Notwithstanding the foregoing, if such fraud, misappropriation of funds, intentional misrepresentation or willful misconduct (a) is committed by an individual other than a JV Member Principal without the knowledge of a JV Member Principal, and (b) (1) is susceptible of cure by the payment of money so that the Company and the applicable Subsidiary can be “made whole”, as reasonably determined by KBS in its good faith discretion, and JV Member makes the necessary “make whole” payment within ten (10) business days after KBS notifies JV Member of its determination of the necessary “make whole” payment, or (2) is not susceptible of cure by the payment of money but JV Member commences such actions as shall be reasonably required in order to cure or ameliorate (and provide for financial compensation for any actual losses suffered for) any damage suffered by the Company or the applicable Subsidiary within ten (10) business days after the date on which JV Member obtained actual knowledge of such event (or, if such default is not susceptible of cure within such ten (10) business day period, within such period as is required to effect such cure so long as JV Member has commenced such cure within such ten (10) business day period and thereafter prosecutes such cure to completion with diligence, not to exceed ninety (90) additional days in the aggregate), then such payment and/or such curative actions shall be deemed to have cured such event and the initial occurrence of such event shall not be a Removal Event;
(ii)    if JV Member, or any principal, officer, executive or employee of JV Member is convicted or pleads guilty or nolo contendere to (1) any felony that involves the Company, any Subsidiary or the Property, and/or (2) any crime involving moral turpitude or breach of trust that involves the Company, any Subsidiary or the Property. Notwithstanding the foregoing, if such felony, crime or breach of trust (a) is committed by an individual other than a JV Member Principal without the knowledge of a JV Member Principal, and (b) (1) is susceptible of cure by the payment of money so that the Company and the applicable Subsidiary can be “made whole”, as reasonably determined by KBS in its good faith discretion, and JV Member makes the necessary “make whole” payment within ten (10) business days after KBS notifies JV Member of its determination of the necessary “make whole” payment, or (2) is not susceptible of cure by the payment of money but JV Member commences such actions as shall be reasonably required in order to cure or ameliorate (and provide for financial compensation for any actual losses suffered for) any damage suffered by the Company or the applicable Subsidiary within ten (10) business days after the date on which JV Member obtained actual knowledge of such event (or, if such default is not susceptible of cure within such ten (10) business day period, within such period as is required to effect such cure so long as JV Member has commenced such cure within such ten (10) business day period and thereafter

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prosecutes such cure to completion with diligence, not to exceed ninety (90) additional days in the aggregate), then such payment and/or such curative actions shall be deemed to have cured such event and the initial occurrence of such event shall not be a Removal Event;
(iii)    the affairs of JV Member cease to be principally controlled by a JV Member Principal (the “Key Man Event”);
(iv)    JV Member has breached its material obligations as Managing Member under this Agreement or breached any representation or warranty in this Agreement in any material respect. Notwithstanding the foregoing, if such material breach (a) is committed by an individual other than a JV Member Principal without the knowledge of a JV Member Principal, and (b) (1) is susceptible of cure by the payment of money so that the Company and the applicable Subsidiary can be “made whole”, as reasonably determined by KBS in its good faith discretion, and JV Member makes the necessary “make whole” payment within ten (10) business days after KBS notifies JV Member of its determination of the necessary “make whole” payment, or (2) is not susceptible of cure by the payment of money but JV Member commences such actions as shall be reasonably required in order to cure or ameliorate (and provide for financial compensation for any actual losses suffered for) any damage suffered by the Company or the applicable Subsidiary within ten (10) business days after the date on which JV Member obtained actual knowledge of such event (or, if such default is not susceptible of cure within such ten (10) business day period, within such period as is required to effect such cure so long as JV Member has commenced such cure within such ten (10) business day period and thereafter prosecutes such cure to completion with diligence, not to exceed ninety (90) additional days in the aggregate), then such payment and/or such curative actions shall be deemed to have cured such event and the initial occurrence of such event shall not be a Removal Event;
(v)    Bankruptcy of the Company or any Subsidiary filed by the Managing Member without the written approval of Co-Managing Member;
(vi)    Bankruptcy of JV Member or any JV Member Principal;
(vii)    if any default under any Financing is declared by the lender and lender has elected to accelerate the loan and has either instituted legal action and/or made a claim under any Required Guaranty (defined below) (for which there are no notice and cure rights or for which such rights have expired and the lender has not otherwise waived such default in accordance with the terms of any Financing document) occurs, if such default is caused by JV Member or any Affiliate thereof; provided that it shall not be a Removal Event if the event of default in question is a result of the Company having insufficient funds or revenues due to the performance of the Property, if the default was caused by the Co-Managing Member or an Affiliate of the Co-Managing Member, or if Co-Managing Member approved the action of the JV Member or its Affiliate;

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(viii)    [intentionally omitted];
(ix)    JV Member resigns as Managing Member without the prior written consent of Co-Managing Member; and
(xi)    JV Member or the Affiliate of the JV Member that is the construction manager under the Construction Management Agreement has materially breached its obligations as construction manager under the Construction Management Agreement if such breach is not cured within the notice and cure periods provided under the Construction Management Agreement and Co-Managing Member elects to terminate the Construction Management Agreement as a result of such material breach. Notwithstanding the foregoing, if such material breach (a) is committed by an individual other than a JV Member Principal without the knowledge of a JV Member Principal, and (b) (1) is susceptible of cure by the payment of money so that the Company and the applicable Subsidiary can be “made whole”, as reasonably determined by KBS in its good faith discretion, and JV Member makes the necessary “make whole” payment within ten (10) business days after KBS notifies JV Member of its determination of the necessary “make whole” payment, or (2) is not susceptible of cure by the payment of money but JV Member commences such actions as shall be reasonably required in order to cure or ameliorate (and provide for financial compensation for any actual losses suffered for) any damage suffered by the Company or the applicable Subsidiary within ten (10) business days after the date on which JV Member obtained actual knowledge of such event (or, if such default is not susceptible of cure within such ten (10) business day period, within such period as is required to effect such cure so long as JV Member has commenced such cure within such ten (10) business day period and thereafter prosecutes such cure to completion with diligence, not to exceed ninety (90) additional days in the aggregate), then such payment and/or such curative actions shall be deemed to have cured such event and the initial occurrence of such event shall not be a Removal Event.

(c)    Remedies Upon Removal Event.
(i)    Generally Applicable Remedies. Upon the occurrence of a Removal Event, as determined by Co-Managing Member, at the option of Co-Managing Member (and in addition to any other remedy available to Co-Managing Member at law or in equity), Co-Managing Member may, but shall not be obligated to, exercise any or all of the following remedies:
1)    terminate any or all of the Affiliate Agreements, in each case, without penalty or payment of termination fees, but any fees earned under any Affiliate Agreement prior to such termination shall be paid through the applicable termination date, but not thereafter;
2)    replace JV Member as Managing Member by delivering written notice of removal (“Removal Notice”) to JV Member, and designate a new Managing Member (which may be Co-Managing Member or one of its Affiliates); and/or

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3)    terminate JV Member’s right to participate in Major Decisions, other than the Fundamental Decisions set forth in Section 2.06(d)(ii)(1) through (14), inclusive (but not (15) through (17)).
(ii)    Further Remedies Upon Certain Removal Events. In addition to and not in limitation of the rights of KBS pursuant to Section 2.06(c)(i) above, upon the occurrence of a Removal Event identified in Sections 2.06(b)(i), (ii), (iii) (but not if the Key Man Event is caused by death or incapacitation), (iv), (v), (vi), (ix), (x) or (xi) (but not any other Removal Event), at the option of KBS (and in addition to any other remedy available to KBS at law or in equity), KBS may, but shall not be obligated to, exercise any or all of the following remedies:
1)    terminate distributions of Net Cash (defined below) of the Company in accordance with Section 5.01 below and have any and all Net Cash of the Company thereafter distributed in accordance with the provisions of Section 5.02 (i.e., JV Member shall lose its “promote” and Net Cash shall be thereafter distributed pro rata to the Members in accordance with their Percentage Interests in accordance with Section 5.02); and/or
2)    terminate JV Member’s Purchase Election set forth in Section 7.01 below and JV Member’s right to initiate a sale of Interests as set forth in Section 7.02 below.
If, after a Removal Event but prior to the date JV Member cures the underlying default that caused the Removal Event, the Co-Managing Member desires to exercise any or all of the foregoing remedies, the Co-Managing Member may do so at any time thereafter and from time to time, by delivering written notice to JV Member, which notice shall specify the effective date of the election of its remedies and which remedies the Co-Managing Member is electing. The Co-Managing Member shall not be required to exercise all of the foregoing remedies at one time and no delay in or decision not to exercise all of the foregoing remedies at one time shall limit or impair the Co-Managing Member’s right to exercise any other remedy at a later time or be construed as a waiver thereof provided that the Co-Managing Member delivers written notice to Managing Member or its decision to exercise such subsequent remedies.
As used in this Agreement, the term “Net Cash” shall mean the gross cash receipts of the Company from all sources as of any applicable date of determination, less the portion thereof used to pay (i) all cash disbursements (inclusive of any guaranteed payment within the meaning of Section 707(c) of the Code (as defined below) paid to any Member, including, without limitation, any reimbursements made to any Member and any amounts applied to repay any Member Loans (as defined below), of the Company prior to that date); and (ii) all reserves, established by the Annual Budget or any Financing or otherwise approved by Co-Managing Member for anticipated cash disbursements that will have to be made before additional cash receipts from third parties will provide the funds therefor, including for payment of debt service, capital improvements and other anticipated contingencies and expenses of the Company.

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(d)    Removal of Managing Member Without Cause. JV Member may be removed as Managing Member for any reason or no reason upon thirty (30) days’ prior written notice by Co-Managing Member. If Co-Managing Member elects, in its sole discretion, to remove the Managing Member under this Section 2.06(d) and no Removal Event has occurred, then:
(i)    Co-Managing Member may elect to: (1) cause the Company to terminate any and all Affiliate Agreements as provided in Section 2.06(c)(i)(4) above, provided that (x) the Company shall pay the Termination Fee to Managing Member within twenty (20) days after the effective date of any such termination, and (y) Co-Managing Member shall only be entitled to enter into a replacement property management agreement with a replacement property manager that is in the business of providing third-party property management services; (2) replace the Managing Member with a new Managing Member as provided in Section 2.06(c)(i)(2) above; and/or (3) terminate JV Member’s right to participate in Major Decisions as provided in Section 2.06(c)(i)(3) above (but not as to Fundamental Decisions), but in no event shall Co-Managing Member have the remedies in Section 2.06(c)(ii) (terminate JV Member’s “promote” or terminate JV Member’s Purchase Election). For purposes of this Section 2.06(d)(i), the “Termination Fee” payable to JV Member shall be an amount equal to: (i) fifty percent (50%) of the remaining amount of the construction management fees that would have been payable to Construction Manager under the Construction Management Agreement if the Construction Management Agreement had not been terminated by Co-Managing Member, and (ii) $250,000, which is intended to compensate JV Member for the lost opportunity of receiving future property management fees under the Property Management Agreement. The Termination Fee shall be determined by KBS using its good faith reasonable judgment, which determination shall be final and conclusive absent manifest error.
(ii)    Notwithstanding the provisions of Section 2.06(d)(i)(3) above, in no event shall the Co-Managing Member, without the written consent of JV Member (each, a “Fundamental Decision” and collectively, the “Fundamental Decisions”):
1)    amend or supplement this Agreement; provided, however, that the prior written consent of JV Member shall not be required to the extent such amendment or supplement is expressly contemplated herein to effect an otherwise approved decision or action pursuant to this Agreement;
2)    amend or supplement any Subsidiary Documents; provided, however, that the prior written consent of JV Member shall not be required to the extent such amendment or supplement is expressly contemplated herein to effect an otherwise approved decision or action pursuant to this Agreement;
3)    (A) cause the Company or any Subsidiary to enter any Financing, or (B) to enter into any modifications, amendments, extensions, of any existing Financing; provided, however, that, in each case, the prior written consent of JV Member shall not be required if: (1) the Financing is with a lender that is not an Affiliate of the Co-Managing Member or the KBS Credit Party (as defined below); and (2) the Financing or the modification, amendments or extension of an existing Financing would not require (A)

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additional Capital Contributions from JV Member, or (B) a guaranty from JV Member or an Affiliate of JV Member;
4)    cause the Company or any Subsidiary to issue any securities (debt or equity) which would have rights to distributions prior to the rights of JV Member;
5)    admit a new member to the Company or any Subsidiary if and only if such new member would have rights to distributions that dilute the distribution to JV Member;
6)    cause the Company or any Subsidiary to acquire (directly or indirectly) any real property other than the Property;
7)    cause the Company or any Subsidiary to enter into or modify any agreement or transaction with any Affiliate of the Co-Managing Member; provided, however, that the prior written consent of JV Member shall not be required if such agreement is on terms at least as favorable to the Company or any Subsidiary as it would receive pursuant to similar agreement with a third party;
8)    any action or decision that would reasonably be expected to cause liability under any of the Required Guaranties;
9)    the filing on behalf of the Company or any Subsidiary (where the Company or a Subsidiary is the debtor) of any petition, or consent to the appointment of a trustee or receiver or any judgement or order, under state or federal bankruptcy laws;
10)    a loan by the Company or any Subsidiary to any Member or any other person or entity;
11)    making a tax election that is disproportionately adverse to the tax position of JV Member after taking into account the Members' different Percentage Interests;
12)    any action that would reasonably be expected to result in JV Member or the JV Member Principals to have any civil or criminal liability;
13)    any action by the Company or any Subsidiary that would reasonably be expected to result in a violation of any law; or
14)    the use of the name Onyx in any press release or otherwise;
15)    distribution of any property in kind;

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16)    exercise any rights under Section 2.02(c) (Sale of the Company or the Property) other than in accordance with the provisions of Section 7.01; or
17)    the merger or consolidation of the Company or any Subsidiary with any other entity.
(e)    Attorney-in-Fact. If Co-Managing Member elects to remove JV Member as Managing Member pursuant to Section 2.06(c) or Section 2.06(d), Co-Managing Member shall deliver written notice to Managing Member and JV Member, which notice shall specify the effective date of the removal of JV Member as Managing Member in accordance with said Sections. Upon the occurrence of the removal of JV Member as Managing Member, JV Member hereby appoints Co-Managing Member as its attorney in fact (such power of attorney coupled with an interest and irrevocable) for the purpose of executing, delivering and filing such documents that are necessary (including, without limitation, any amendment to the Certificate or this Agreement) for the purpose of effecting the remedies selected by Co-Managing Member, but only to the extent such documents and remedies are consistent with this Agreement.
(f)    Effect of Removal of JV Member as Managing Member - Guaranties. If JV Member is removed as Managing Member in accordance with this Section 2.06: (i) KBS shall use commercially reasonable efforts to have any Guarantor (as hereinafter defined) that is an Affiliate of JV Member replaced or removed as a guarantor(s) under any Required Guaranties (as hereinafter defined), for liabilities arising from conduct, actions, inactions or events first occurring or arising after the date on which JV Member is removed as Managing Member (but such Guarantor(s) shall not be replaced with respect to conduct, actions, inactions, or events first occurring or arising on or before the date of such removal) and (ii) to the extent that the Guarantor is an Affiliate of JV Member and is not replaced or removed as guarantor under the Required Guaranties as provided in clause (i), KBS shall indemnify, defend and hold harmless such Guarantor(s) for any liabilities arising from conduct, actions, inactions or events first occurring or arising from and after the date that JV Member is removed as Managing Member, except for any liabilities arising from the conduct, actions or inactions of JV Member, its Affiliates or the Guarantor shall continue to be governed by Section 3.07 below. The KBS Credit Party shall guaranty KBS’s indemnity obligations under this Section 2.06(f). In negotiating the Mortgage Loan with Lender and any future Financing, KBS agrees to use commercially reasonably efforts to have the applicable lender pre-approve KBS Credit Party as a replacement guarantor, subject to typical conditions protecting the lender for matters such as material and adverse changes in the KBS Credit Party.
2.07.    Members Have No Managerial Authority. The Members shall have no power to participate in the management of the Company, except as expressly authorized by this Agreement.
2.08.    Meetings. The Company shall not be required to hold regular meetings of Members. Any Member may call a meeting of Members for the purpose of discussing Company business. Unless otherwise approved by the Members, any meeting of Members shall be held during normal business hours either telephonically or in person at the Company's principal office on such day and at such time as are reasonably convenient for the Members.

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2.09.    Liability and Indemnity. No Member (nor any officer, director, member, manager, constituent partner, agent or employee of the Company or a Member) shall be liable or accountable in damages or otherwise to the Company or to any other Member for any good faith error of judgment or any good faith mistake of fact or law in connection with this Agreement, or the services provided to the Company, except in the case of willful misconduct or gross negligence. To the maximum extent permitted by law, the Company does hereby indemnify, defend and agree to hold each Member and its Affiliates (and each such officer, director, member, manager, constituent partner, agent or employee) wholly harmless from and against any loss, expense or damage (including, without limitation, attorneys’ fees and costs) suffered by such Member and its Affiliates (and/or such officer, director, member, manager, constituent partner, agent or employee) by reason of anything which such Member and its Affiliates (and/or such officer, director, member, manager, constituent partner, agent or employee) may do or refrain from doing hereafter for and on behalf of the Company and in furtherance of its interest, except in the case of willful misconduct or gross negligence. To the maximum extent permitted by law, each Member does hereby indemnify, defend and agree to hold the Company and each other Member wholly harmless from and against any loss, expense or damage (including, without limitation, attorneys’ fees and costs) suffered by the Company or such other Member as a result of such indemnifying Member’s willful misconduct or gross negligence in performing or failing to perform such indemnifying Member’s duties hereunder. No person shall be entitled to indemnification under this Section 2.09 to the extent any losses arise directly or indirectly our of such Indemnitee’s gross negligence, willful misconduct, fraud, intentional misrepresentation or criminal conduct.
2.10.    Business Plan and Budget. No later than sixty (60) days before the projected date of Completion of the Project, Managing Member shall prepare and deliver to Co-Managing Member a plan which sets forth the general description of the overall business plan of the Company with respect to the management and operation of the Property (the “Business Plan”). The approval of the Business Plan is a Major Decision under Section 2.02(f). In the event of any conflict or inconsistency between any provision of the Business Plan and any provision of this Agreement, the provisions of this Agreement shall control and supersede the provisions of the Business Plan. On or before the Update Date (defined below) in any year after Completion of the Project, Managing Member shall prepare an update and any other necessary modifications to the Business Plan for Co-Managing Member’s review and approval.
(a)    Annual Budget. No later than sixty (60) days before the projected date of Completion of the Project, Managing Member shall prepare and deliver to Co-Managing Member the initial annual operating budget for the Property after Completion of the Project (the “Annual Budget”) that sets forth, by category, the estimated costs that are projected to be incurred in connection with the ownership and operation of the Property. On or before the last business day of November of each year after the initial Annual Budget is approved (each an “Update Date”), Managing Member shall prepare a new Annual Budget for the upcoming calendar year which shall be required to be approved by the Co-Managing Member as a Major Decision under Section 2.02(f), which shall set forth, by individual category, the costs and expenses projected to be incurred by the Company for the ensuing fiscal year. In the event the Co-Managing Member does not respond to the proposed Annual Budget within fifteen (15) business days after receipt of such budget, the proposed Annual Budget shall be deemed disapproved.

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(b)    Interim Annual Budget. If any Annual Budget, or any category thereof, is not approved as a Major Decision under Section 2.02(f) for any fiscal year as of the commencement of such fiscal year (or other period), then the approved categories of the proposed Annual Budget shall be in effect, but as to the categories which were disapproved, one hundred five percent (105%) of the last approved Annual Budget line items, shall be in effect until the new Annual Budget as to such categories is approved as a Major Decision under Section 2.02(f). Adjustments to the last approved Annual Budget shall automatically be made to reflect actual increases in real property taxes, insurance premiums, utility charges and payments required under contracts to which the Company is a party at the time of the expiration of the Annual Budget, and shall not require approval under Section 2.02(f).
(c)    Emergency Expenditures; Reallocation. After Completion of the Project, Managing Member shall have the right, power and authority, without approval of Co-Managing Member pursuant to Section 2.02, to cause the Company to incur emergency expenditures not included in the Annual Budget to the extent Managing Member reasonably believes that such expenditures are necessary following a casualty or other comparable event to prevent imminent damage to persons or property on or about the Property, or the imposition of imminent civil or criminal liability against the Company, and Subsidiary, or any member, partner, officer, director, shareholder, agent, employee or representative of any of them (and shall notify the Members prior to making or authorizing such expenditures to the extent reasonably possible under the circumstances).
2.11.    Pre-Approved Affiliate Agreements. The Members contemplate that the Company shall cause Property Owner Subsidiary to execute the following agreements (individually a “Pre-Approved Affiliate Agreement” and collectively, the “Pre-Approved Affiliate Agreements”), but no fees or other amounts payable by the Property Owner Subsidiary thereunder shall accrue prior to the applicable effective date of each such agreement:
(a)    Property Management Agreement. Prior to Completion of the Project, Property Owner Subsidiary shall enter into a property management agreement substantially in the form of Exhibit D attached hereto (the “Property Management Agreement”) with Onyx Management Group, LLC (the “Property Manager”) or such other entity approved by the Members. The fee payable to Property Manager shall be as set forth in the Property Management Agreement. The Property Management Agreement is an Affiliate Agreement and the Co-Managing Member hereby approves the entering into of the Property Management Agreement by the Property Owner Subsidiary. If Property Manager is unable to deliver all of the reports set forth in Section 6.2 of the Property Management Agreement shall enter into a sub-management agreement acceptable to Co-Managing Member with an entity acceptable to Co-Managing Member that is qualified to prepare such reports. Transwestern would be acceptable to Co-Managing Member to serve as a sub-manager for this purpose. The cost and expense of retaining such sub-manager would be borne by the Company.
(b)    Construction Management Agreement. At the Property Closing, Property Owner Subsidiary shall enter into a Construction Management Agreement in a form agreed to by the Members in their reasonable discretion (the “Construction Management Agreement”) with Onyx Management Group LLC (the “Construction Manager”) or such other entity approved by the Members. The fee payable to Construction Manager shall be equal to three percent (3%) of the

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hard costs of construction of the Project as set forth in the Development Budget (the “Construction Management Fee”), shall be earned and payable in monthly installments over the period to be established in the Construction Management Agreement. The Construction Management Agreement will be an Affiliate Agreement. Construction Manager may enter into a sub-construction management agreement with a third party so long as such sub-construction manager and the form of the sub-construction management agreement are reasonably acceptable to Co-Managing Member and the Construction Management Fee is allocated between Construction Manager and such sub-construction manager so that there shall be no additional fees, costs or expenses to the Property Owner Subsidiary or the Company as a result of the engagement of the sub-construction manager.
2.12.    Reimbursements and Fees.
(a)    Reimbursements. Except as otherwise provided by this Agreement, none of the Members (or their respective Affiliates and/or other representatives) shall be paid any compensation for rendering services to the Company. Each Member shall be reimbursed for any costs and/or expenses incurred by such Member on behalf of the Company that relate to the business and affairs of the Company to the extent such Member had authority to act on behalf of the Company (without reduction to such Member’s capital account in the Company maintained in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv) (each a “Capital Account”)); provided, however, that except as otherwise provided in this Agreement or in the Annual Budget no Member shall be reimbursed for any such costs and/or expenses that exceed an aggregate amount of $10,000 during any calendar year without the consent of the Co-Managing Member. As used in this Agreement, the term: “Treasury Regulation” means any proposed, temporary, and/or final federal income tax regulation promulgated by the United States Department of the Treasury as heretofore and hereafter amended from time to time (and/or any corresponding provisions of any superseding revenue law and/or regulation).
(b)    Reimbursement for Pre-Formation Costs. Subject to the prior approval of Co-Managing Member, at or within five (5) business days after the date of the Property Closing, the Company shall reimburse KBS and JV Member (but not Seller, which is an Affiliate of JV Member) for any and all reasonable legal and accounting fees, organizational costs and any other formation and due diligence costs incurred by KBS and JV Member (and/or any Affiliate or representative thereof, other than Seller) in connection with the formation of the Company, the negotiation and documentation of this Agreement and the acquisition of the Property by the Property Owner Subsidiary. The foregoing reimbursements shall not be debited to or otherwise reduce any Member’s Capital Account. KBS and JV Member shall use good faith commercially reasonable efforts to cause all such amounts approved by Co-Managing Member to be reimbursed hereunder to be included in the Company’s final escrow closing statement for the acquisition of the Property. Notwithstanding the foregoing, the Members acknowledge that an Affiliate of JV Member is the Seller and has incurred costs prior to the Effective Date to design and create and/or obtain, as applicable, the concept of the Project, the Preliminary Development Plan, the Preliminary Construction Plans, the Preliminary Budget, the due diligence materials delivered to KBS and the various other plans, surveys, studies, reports and investigations pertaining to the Property and the Project (the “Project Work Product”) and that such costs, and the benefit of the Project Work Product, were factored into the purchase price payable to Seller for the Property pursuant to the

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Purchase Agreement so that none of such costs are to be reimbursed by the Company pursuant to this Section.
2.13.    Limited Liability. Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Members shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member of the Company.
2.14.    Representations, Warranties and Covenants.
(a)    By the Members. Each Member hereby represents and warrants to the Company and the other Member as follows:
(i)    Such Member is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
(ii)    Such Member has all requisite power, authority and capacity to enter into and perform its obligations under this Agreement.
(iii)    Such Member has duly authorized the execution and delivery of this Agreement, and this Agreement constitutes a binding obligation of such Member, enforceable against such Member in accordance with its terms.
(iv)    The execution, delivery and performance of this Agreement by such Member will not violate any agreement to which such Member or any of its Affiliates is a party or order of a governmental body.
(v)    Such Member is otherwise duly qualified to purchase and hold its Interest and to execute and deliver this Agreement and all other instruments executed and delivered on behalf of it in connection with the acquisition of its Interest.
(b)    By JV Member. JV Member, as the owner of the 20% Ground Lease Interest (as defined below), hereby makes each of the representations and warranties set forth in Section 4.1(a) of the Purchase Agreement to the Company and the Co-Managing Member as if each of such representations and warranties were set forth herein. The representations and warranties of JV Member in this Section 2.14(b) are subject to the survival period set forth in Section 5.2 of the Purchase Agreement and any claims will be aggregated with the claims arising under the Purchase Agreement, if any, and subject to the same monetary limitations applied in the aggregate set forth in Section 15 of the Purchase Agreement.

ARTICLE III
MEMBERS' CONTRIBUTIONS TO COMPANY
3.01.    Initial Capital Commitments.
(a)    JV Member. JV Member shall commit to contribute to the capital of the Company, as follows:

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(i)    Within two (2) Business Days after the Effective Date (or such earlier date as may be required by the Purchase Agreement), an amount in cash equal to 20% of the Purchase Deposit (i.e., $600,000.00);
(ii)    Prior to the date required by the Purchase Agreement, an amount in cash equal to 20% of any additional deposits to be made under Section 8.1 of the Purchase Agreement, as applicable;
(iii)    JV Member’s execution of the assignment of the Ground Lease in the form attached as Exhibit 8.4(a) of the Purchase Agreement (the “Ground Lease Assignment”) at the Property Closing to transfer a twenty percent (20%) tenant-in-common interest in the Ground Lease (the “20% Ground Lease Interest”) to the Property Owner Subsidiary or the Company as a capital contribution shall be deemed to a contribution to the Company of capital in the amount of $9,600,000.00, plus or minus an amount equal to twenty-five percent (25%) of the prorations and adjustments described in the Purchase Agreement (the “Adjustments”) depending upon whether the Adjustments increase or decrease the Purchase Price under the Purchase Agreement. By way of example, if the Adjustment under the Purchase Agreement (based on an 80% assignment of the Ground Lease) results in a $800.00 increase, then the adjustment to JV Member’s capital contribution would be a $200.00 increase. For avoidance of doubt, JV Member is not assigning the other interests in the Ground Lease that it holds and will hold on the Property Closing Date and the remaining thirty percent (30%) tenant-in-common interest in the Ground Lease that JV Member will own on the Property Closing Date will be conveyed to the Property Owner Subsidiary pursuant to the Purchase Agreement at the Property Closing) and
(iv)    within ten (10) Business Days after demand from Managing Member, an amount equal to the product of the JV Member’s Percentage Interest and the equity needed to complete the Project as set forth in the Development Plan, including Cost Overruns (unless JV Member is solely responsible for such Cost Overrun pursuant to Section 3.07(c)(iii)(1) below); provided, however, that the additional capital for the Project may be requested and funded in monthly intervals if the Development Budget contemplates such monthly funding (instead of a lump sum capital call) and the Lender allows such monthly funding of such capital.
(b)    KBS. KBS shall commit to contribute to the capital of the Company, in cash, as follows:

1 JV Member will own a fifty percent (50%) tenant in common interest in the Ground Lease immediately prior to the Property Closing: sixty percent (60%) of which, representing a 30% tenant in common interest in the Ground Lease, will be assigned for cash pursuant to the Purchase Agreement, and forty percent (40%) of which, representing a 20% tenant in common interest in the Ground Lease, will be assigned as a capital contribution to the Company in exchange for the Membership Interest hereunder.

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(i)    Within two (2) Business Days after the Effective Date (or such earlier date as may be required by the Purchase Agreement), an amount equal to 80% of the initial equity necessary to fund the Purchase Deposit (i.e., $2,400,000.00);
(ii)    Prior to the date required by the Purchase Agreement, an amount in cash equal to 80% of any additional deposits to be made under Section 8.1 of the Purchase Agreement, as applicable;
(iii)    at or prior to the Property Closing, an amount equal to 100% of the cash necessary to consummate the Property Closing and capitalize the Company as set forth in the sources and uses schedule attached hereto Exhibit E; and
(iv)    within ten (10) Business Days after demand from Managing Member, an amount equal to the product of the KBS’s Percentage Interest and the equity needed to complete the Project as set forth in the Development Plan, including Cost Overruns (unless JV Member is solely responsible for such Cost Overrun pursuant to Section 3.07(c)(iii)(1) below); provided, however, that the additional capital for the Project may be requested and funded in monthly intervals if the Development Budget contemplates such monthly funding (instead of a lump sum capital call) and the Lender allows such monthly funding of such capital.
(c)    Failure to Close Property Closing. The Members acknowledge that upon execution of this Agreement, (i) the Property Owner Subsidiary will have funded (or may be obligated to fund) the Earnest Money under the Purchase Agreement and (ii) the Members shall be obligated to fund their respective initial capital contributions set forth in this Section 3.01. In the event a Member fails to fund the portion of its initial capital contribution required to be funded at or prior to the Property Closing pursuant to Section 3.01(a) or (b), as applicable, or otherwise refuses to allow the Property Owner Subsidiary to close the Property Closing under the Purchase Agreement and such failure to fund or close results in or would result in a default under the Purchase Agreement, then in addition to any other remedy set forth in this Agreement, the non-defaulting Member shall have the unilateral authority and without the consent of the defaulting Member to cause the Company and the Property Owner Subsidiary to close the Property Closing, in which event the defaulting Member shall be no longer be a Member of the Company and shall receive no return of its capital to the extent such defaulting Member had previously funded any part of its capital under this Section 3.01. In the event a Member fails to fund the portion of its initial capital contribution required to be funded at or prior to the Property Closing pursuant to Section 3.01(a) or (b), as applicable, or otherwise refuses to allow the Property Owner Subsidiary to close the Property Closing under the Purchase Agreement and such failure to fund or close results in or would result in a default under the Purchase Agreement and the non-defaulting member elects not to close the Property Closing, the defaulting Member shall be liable for the non-defaulting Member’s share of the Earnest Money that is not returned to the non-defaulting Member and for all costs and expenses incurred by such non-defaulting Member incurred in connection with this Agreement and the Property, including all costs to negotiate this Agreement, to the extent such costs and expenses have not previously been reimbursed to such non-defaulting Member (the lost Earnest Money and such costs and expenses, collectively, the “Reimbursable Expenses”). The defaulting Member shall pay to the non-defaulting Member such reimbursement within ten (10) days of the non-defaulting Member’s written request therefor, which request shall reasonably substantiate the costs and expenses incurred. If

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the defaulting Member is (i) Co-Managing Member then KBS SOR US Properties II LLC (the “KBS Credit Party”) shall guaranty the payment of the Reimbursable Expenses incurred by JV Member, or (ii) JV Member then Onyx Equities, LLC, a New Jersey limited liability company (the “JV Member Credit Party”) shall guaranty the Reimbursable Expenses incurred by Co-Managing Member. Except as provided in Section 1.05 above, if the Property Closing does not otherwise occur and the Earnest Money is returned to the Property Owner Subsidiary, then the Company shall be dissolved pursuant to Article VIII.
(d)    JV Member’s Property Closing Deliveries. To effectuate the contribution of the 20% Ground Lease Interest, JV Member shall execute and deliver the following at the Property Closing: (1) the Ground Lease Assignment, (2) an certificate updating the representations and warranties of JV Member in Section 2.14(b) above in the form described in Section 8.4(o) of the Purchase Agreement, and (3) each of the other closing documents and deliveries listed in Section 8.4 of the Purchase Agreement as and to the extent applicable to the assignment of the 20% Ground Lease Interest (e.g., Bill of Sale, Assignment of Service Contracts, title affidavits, tax affidavits, other instruments reasonably requested by the Title Company, etc.). In addition, JV Member shall pay all transfer taxes, recording fees and charges necessary or required for the Ground Lease Assignment to be recorded pursuant to Section 8.6 of the Purchase Agreement, and if JV Member desires to claim the “mere change of identity” exemption described in said Section 8.6, the provisions of said Section 8.6 shall apply, including the indemnification in favor of the Company and Co-Managing Member as described therein. The purpose of this Section 3.01(d) and the intent of the Members is that the Company and the Co-Managing Member should be in the same position as they would, and the JV Member should have the same obligations and liabilities (including deliveries at the Property Closing), as it would as if JV Member were to assign one hundred percent (100%) of the leasehold estate under the Ground Lease pursuant to the Purchase Agreement and that the JV Member should have the same obligations as the Seller under the Purchase Agreement as to the 20% Ground Lease Interest; it being agreed, however, that the 20% Ground Lease Interest is being conveyed to Property Owner Subsidiary as a contribution pursuant to this Agreement as described herein and intended to qualify as a contribution to capital pursuant to Section 721 of the Internal Revenue Code of 1986, as amended. The Members to agree to report, and cause the Company to report, these transactions consistent with this intent for all tax purposes.

3.02.    Default in Capital Commitment. If JV Member or KBS (as applicable, the “Defaulting Member”) shall fail to contribute (a “Contribution Failure”) its share of any capital required to be contributed pursuant to Section 3.01 or any approved additional capital contributions pursuant to Section 3.06 (the “Defaulted Amount”) and such Contribution Failure shall continue for at least five (5) business days following notice to the Defaulting Member (provided that no notice or cure period shall apply to a Member’s failure to fund its share of the required capital to the Company for the Property Closing pursuant to the Purchase Agreement), KBS or JV Member, as applicable, (the “Non-Defaulting Member(s)”) may, but shall not be obligated to, contribute some or all of the Defaulted Amount as a capital contribution to the Company or as a loan to the Defaulting Member (a “Default Loan”). If the Non-Defaulting Member elects to contribute some or all of the Defaulted Amount as a capital contribution to the Company, the Percentage Interests of Co-Managing Member and the JV Member shall be adjusted as follows:

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(a)    with respect to the first two (2) Contribution Failures by a Defaulting Member occurring between the Effective Date and the second (2nd) anniversary of the Effective Date (the “Initial Contribution Period”): (x) the amount which the Non-Defaulting Member elects to contribute to fund the Defaulted Amount shall be deemed to be equal to 150% of the amount that the Non-Defaulting Member actually funds (the “Deemed Capital”); (y) the Non-Defaulting Member’s Percentage Interest shall be equal to the percentage equivalent of a fraction, the numerator of which is equal to the aggregate capital contributed by the Non-Defaulting Member, exclusive of the amount funded to replace the Defaulted Amount, plus the Deemed Capital, and the denominator of which is the total capital contributed by all Members, other than the amount contributed to replace the Defaulted Amount, plus the Deemed Capital; and (z) the Defaulting Member’s Percentage Interest shall equal 100% minus the recomputed Percentage Interest of the Non-Defaulting Member;
(b)    if there have been two Contribution Failures by a Defaulting Member during the Initial Contribution Period, then the following shall apply to future Default Loans by the Non-Defaulting Member during the Initial Contribution Period: (x) the Deemed Capital contributed by the Non-Defaulting Member shall be deemed to be equal to 300% of the amount that the Non-Defaulting Member actually funds; (y) the Non-Defaulting Member’s Percentage Interest shall be equal to the percentage equivalent of a fraction, the numerator of which is equal to the aggregate capital contributed by the Non-Defaulting Member, exclusive of the amount funded to replace the Defaulted Amount, plus such Deemed Capital, and the denominator of which is the total capital contributed by all Members, other than the amount contributed to replace the Defaulted Amount, plus such Deemed Capital; and (z) the Defaulting Member’s Percentage Interest shall equal 100% minus the recomputed Percentage Interest of the Non-Defaulting Member;
(c)    if there have been two or less Contribution Failures by a Defaulting Member during the Initial Contribution Period, then with respect to the first two (2) Contribution Failures by such Defaulting Member occurring after the Initial Contribution Period, (x) the Deemed Capital contributed by the Non-Defaulting Member shall be deemed to be equal to 150% of the amount that the Non-Defaulting Member actually funds; (y) the Non-Defaulting Member’s Percentage Interest shall be equal to the percentage equivalent of a fraction, the numerator of which is equal to the aggregate capital contributed by the Non-Defaulting Member, exclusive of the amount funded to replace the Defaulted Amount, plus such Deemed Capital, and the denominator of which is the total capital contributed by all Members, other than the amount contributed to replace the Defaulted Amount, plus such Deemed Capital; and (z) the Defaulting Member’s Percentage Interest shall equal 100% minus the recomputed Percentage Interest of the Non-Defaulting Member; and
(d)    if there have been more than two Contribution Failures by a Defaulting Member during the Initial Contribution Period, then with respect to any subsequent Contribution Failures by such Defaulting Member occurring after the Initial Contribution Period: (x) the Deemed Capital contributed by the Non-Defaulting Member shall be deemed to be equal to 200% of the amount that the Non-Defaulting Member actually funds; (y) the Non-Defaulting Member’s Percentage Interest shall be equal to the percentage equivalent of a fraction, the numerator of which is equal to the aggregate capital contributed by the Non-Defaulting Member, exclusive of the amount funded to replace the Defaulted Amount, plus such Deemed Capital, and the denominator of which

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is the total capital contributed by all Members, other than the amount contributed to replace the Defaulted Amount, plus such Deemed Capital; and (z) the Defaulting Member’s Percentage Interest shall equal 100% minus the recomputed Percentage Interest of the Non-Defaulting Member.
If the Non-Defaulting Member elects to provide the Default Loan, then it shall pay the proceeds directly to the Company. A Default Loan shall not be considered a capital contribution by the Non-Defaulting Member and shall not increase the Capital Account balance or the Percentage Interest of the Non-Defaulting Member, but instead shall be treated as a non-recourse loan by the Non-Defaulting Member to the Defaulting Member (and a capital contribution by the Defaulting Member) and shall bear interest at the lesser of (x) the Default Loan Rate (as defined below) or (y) the maximum amount permitted by law. To the extent not repaid directly by the Defaulting Member, a Default Loan, together with any accrued and unpaid interest thereon, shall be repaid out of any subsequent distributions of Net Cash or any other payment from the Company to which the Defaulting Member would otherwise be entitled (but such distributions actually paid to the lending Members shall nonetheless constitute a distribution to the Defaulting Member for purposes of this Agreement), and such payments shall be applied first to the payment of accrued but unpaid interest on each such obligation and then to the payment of the outstanding principal until the Default Loan is paid in full. “Default Loan Rate” is defined as a cumulative annual rate equal to eighteen percent (18%), compounded quarterly (pro-rated for periods of less than one year), on the daily average outstanding balance during each fiscal year of the Member’s aggregate unreturned Default Loan.
3.03.    Member Loans. In the event Managing Member determines, in its reasonable discretion, that funds in addition to those otherwise obtained pursuant to Section 3.01 are necessary for the Company or any Subsidiary to meet the Annual Budget, Business Plan, then Managing Member shall deliver written notice of such actual or projected cash deficit to the Members requesting that they agree that a loan (a “Member Loan”) should be made to the Company, which notice shall specify the term and interest rate of the requested Member Loan. Within 10 business days following the effective date of such notice, each such Member shall notify Managing Member (a) whether or not such Member agrees that Member Loan(s) to the Company should be made in the amount specified in Managing Member’s notice, and (b) whether such Member elects, in its sole and absolute discretion, to make such Member Loan. If all Members (y) agree that a Member Loan in the amount specified in Managing Member’s notice should be made, and (z) elect to advance such funds by the Company, such funds shall be advanced by Members in proportion to their respective percentage set forth opposite such Member's name under the column labeled “Percentage Interest” on Exhibit A attached hereto, as such Percentage Interests may adjusted under this Agreement (the “Percentage Interests”) (or as such Members otherwise agree). Notwithstanding the foregoing, if the Co-Managing Member elects that the Member Loan should be made but the JV Member does not, the Co-Managing Member may elect to make the entire Member Loan or such portion as it may so elect. Any and all advances made by any Member to the Company pursuant to this Section 3.03 shall be treated as a Member Loan with recourse only to the assets of the Company (and not to the assets of any Member), and shall bear annual interest as set forth in Managing Member’s notice. Furthermore, the Company and the Co-Managing Member shall structure any Member Loan from the Co-Managing Member such that the Member Loan is, at all times, a “real estate asset” under Section 856(c) of the Code. If, from any circumstances whatsoever, the Company ever receives as interest under a Member Loan in an amount which would exceed the

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highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under such Member Loan and not to the payment of interest. Any and all Member Loans shall be due and payable from the first available funds of the Company and in any event upon the liquidation of the Company. The repayment of any Member Loan shall be made prior to any distributions of Net Cash or other cash proceeds to the Members. Accordingly, notwithstanding the provisions of Articles V and VIII, until any and all Member Loans are repaid in full, the Members shall draw no further distributions from the Company and all cash or property otherwise distributable with respect to the Interests of the Members shall be paid to the Member(s) making Member Loan(s) in proportion to, and as a reduction of, the outstanding balance(s) of such Member Loan(s), with such funds being applied first to reduce any interest accrued thereon, and then to reduce the principal amount thereof. As used in this Agreement, the term “Interest” means in respect to any Member, all of such Member’s right, title and interest in and to the Net Profits, Net Losses, Net Cash, and capital of the Company, and any and all other interests therein in accordance with the provisions of this Agreement and the Act. As used in this Agreement, the terms “Net Profits” and “Net Losses” mean, for each fiscal year or other period, an amount equal to the Company’s taxable income or loss, as the case may be, for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss and deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss); provided, however, for purposes of computing such taxable income or loss, (i) such taxable income or loss shall be adjusted by any and all adjustments required to be made in order to maintain Capital Account balances in compliance with Treasury Regulation Section 1.704-1(b), and (ii) any and all items of gross income or gain and/or partnership and/or partner “nonrecourse deductions” specially allocated to any Member pursuant to Section 4.02 shall not be taken into account in calculating such taxable income or loss. If Co-Managing Member does not approve a Member Loan, such disapproval shall be deemed final and conclusive for all purposes.
3.04.    Determination of IRR Returns. The IRR Return described in Section 5.01 below shall be determined based upon internal rate of return of KBS. As used in this Agreement, the term “IRR Return” means for each of KBS the annual discount rate that when compounded quarterly results in a net present value equal to zero when the discount rate is applied to all capital contributions by Co-Managing Member and all distributions made by the Company to Co-Managing Member pursuant to this Agreement. The IRR Return shall be calculated using the XIRR function provided in Microsoft Office Excel or any replacement software issued by Microsoft to compute internal rate of return. It is understood by the Members that the achievement of a particular IRR Return requires both a return of all capital contributions plus a cumulative return on such capital contributions at the applicable percentage IRR Return.
3.05.    Capital Contributions in General. Except as otherwise expressly provided in this Agreement or as otherwise agreed to by all Members in writing (i) no Member may withdraw all or any portion of any contribution that such Member may have made to the capital of the Company without each other Member’s consent, (ii) no Member shall be entitled to receive interest on such Member’s contributions to the capital of the Company, and (iii) no Member shall be required or entitled to contribute additional capital to the Company

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3.06.    Additional Capital Contributions. Following the contribution of all the amounts described in Section 3.01, either Member shall have the right to make a capital call by delivering written notice to the other Member under this Section 3.06 if and only if such additional capital was either: (1) set forth in the approved Annual Budget or Interim Annual Budget, as applicable, (2) otherwise approved as a Major Decision pursuant to Section 2.02, or (3) Cost Overruns (other than any Cost Overruns governed by Section 3.07(c)(iii)(1)). Each Member shall contribute its share of the additional capital contributions required to be contributed under this Section 3.06 (in accordance with its Percentage Interest) in cash on or before the due date specified in the written notice, which due date shall be no less than ten (10) business days from the date of this written notice. If a Member fails to make its share of the additional capital contributions required to be contributed on or before the due date specified in Managing Member’s written notice, the Non-Defaulting Member shall have the right (but not the obligation and without waiving any remedies hereunder as a result of such failure) to receive a return of all or part of the additional Capital Contribution made by the Non-Defaulting Member, to make a Default Loan or to make a capital contribution to the Company of some or all of the Defaulted Amount pursuant to Section 3.02.
3.07.    Guaranties.
(a)    Required Guaranties. Except as set forth in Section 1.06 or Section 3.07(a)(ii) below, if in connection with any Financing of the Property, including the Mortgage Loan, a lender requires a guaranty of (each a “Required Guaranty” and collectively, the “Required Guaranties”): (i) standard non-recourse carve outs, (ii) certain environmental conditions, (iii) a completion guaranty with respect to the Project (a “Completion Guaranty”), (iv) an operating guaranty (a “Carry Guaranty”), and/or (v) a guaranty of the Member’s future capital commitments to the Company (“Future Funding Guaranty”), such Required Guaranties shall be from the Company and/or JV Member or an entity affiliated with JV Member (individually and collectively, the “Guarantor”). The Guarantor shall not receive any fees or other compensation for making a Required Guaranty. The form, amount and terms and conditions of any Required Guaranty shall be approved by the Members. Notwithstanding the foregoing, KBS agrees to cause the KBS Credit Party to execute a Carry Guaranty in favor of lender and a Future Funding Guaranty in favor of lender, each in a form and substance reasonably acceptable to KBS and the KBS Credit Party.
(b)    Proportionate Guaranty Obligations of the Members. Except to the extent Section 3.07(c) provides otherwise, if a Guarantor shall deliver a Required Guaranty and if such Guarantor shall make, or be required to make, any payment under any such Required Guaranty, each Member hereby covenants and agrees to satisfy, or cause to be satisfied, its Proportionate Guaranty Obligation (as defined below) with respect to any and all of the Required Guaranties and each Member’s payment or its Proportionate Guaranty Obligation shall be treated as an additional capital contribution to the Company by each Member for all purposes of this Agreement. If and to the extent a Member (or its Affiliate) has failed to fully satisfy its Proportionate Guaranty Obligation within thirty (30) days following the date such Member is notified that such Guarantor has made, or is required to make, such payment under the applicable Required Guaranty, the other Member may exercise its rights under Section 3.07(d) below. “Proportionate Guaranty Obligation” means with respect to any Required Guaranty which any Guarantor shall provide to a lender, the obligation of each Member pursuant to this Section 3.07(b) to make payments (to a third party lender, the

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Company, to any other Member or the Guarantor) in an amount equal to the product of (x) the aggregate amount paid and/or due and payable under any and all such Required Guaranties multiplied by (y) the Percentage Interest of such Member. The KBS Credit Party shall guaranty KBS’s obligations under this Section 3.07(b). The JV Member Credit Party shall guaranty JV Member’s obligations under this Section 3.07(b).
(c)    Exceptions to Proportionate Guaranty Obligations. Notwithstanding anything to the contrary in Section 3.07(b):
(i)    Conduct By KBS. Any and all amounts paid by a Guarantor with respect to any Required Guaranty as a result of any conduct or action that KBS (or its Affiliates) shall have taken in violation of this Agreement or which is a result of any gross negligence, fraud or intentional misconduct of KBS (and/or its Affiliates) shall be funded solely by KBS (subject to the rights of indemnification set forth in Section 3.07(e)), JV Member (or its Affiliate) shall have no Proportionate Guaranty Obligation with respect to such payments, such amounts funded by KBS (or its Affiliates) shall not be considered a capital contribution by KBS, and KBS (or its Affiliate) shall reimburse the applicable Guarantor for such amount within thirty (30) days of written demand. If KBS (or its Affiliate) fails to make such payment, JV Member shall, as its sole remedy, be entitled to exercise its rights set forth in Section 3.07(d) hereof;
(ii)    Conduct by JV Member. Any and all amounts paid by a Guarantor with respect to any Required Guaranty as a result of any conduct or action that the JV Member (or its Affiliates) shall have taken in violation of this Agreement or which is a result of any gross negligence, fraud or intentional misconduct of JV Member (or its Affiliates) shall be funded solely by the JV Member (subject to the rights of indemnification set forth in Section 3.07(e)), KBS (or its Affiliate) shall have no Proportionate Guaranty Obligation with respect to such payments, such amounts funded by the JV Member (or its Affiliates) shall not be considered a capital contribution by the JV Member, the JV Member (or its Affiliate) shall reimburse the applicable Guarantor for such amount within thirty (30) days of written demand. If the JV Member (or its Affiliate) fails to make such payment, KBS shall, as its sole remedy, be entitled to exercise its rights set forth in Section 3.07(d) hereof; and
(iii)    Cost Overruns Pertaining to the Project. At such times as either Member determines that the Project reasonably requires additional funds to cover costs and expenses in excess of the amounts for either hard costs or soft costs included in the approved Development Budget (each, a “Cost Overrun”), after application of all available contingencies, and taking into account all actual cost savings for completed work (so long as such savings or contingency application is permitted under the Mortgage Loan), the following shall apply:
(1)    Each Cost Overrun that results from a breach by Managing Member under this Agreement or a breach by Construction Manager under the Construction Management Agreement shall be paid solely by JV Member and such amounts shall not be considered as capital contributions to the Company.
(2)    If the applicable Cost Overrun is not governed by Section 3.07(c)(iii)(1) above, the amount of the Cost Overrun shall be provided to the Company in cash pro rata by the Members in accordance with their respective Percentage Interests as Capital Contributions to

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the Company, and Managing Member shall have the right to make a capital call to call such amounts pursuant to Section 3.06.
(d)    Failure to Pay Portion of Guaranty Payment by a Member. If any Member fails to pay (A) its Proportionate Guaranty Obligation in accordance with Section 3.07(b) or (B) the amounts such Member is required to pay under Section 3.07(c)(iii)(2), as applicable, the non-defaulting Member affiliated with such guarantor may elect to either (X) contribute some or all of the amount incurred by the Guarantor that should have been repaid by the defaulting Member as a capital contribution to the Company (so the Company can reimburse the Guarantor), then, in accordance with Section 3.02, the Percentage Interests of the Members shall be adjusted as if the non-defaulting Member contributed 150% of the amount of capital actually contributed by the non-defaulting Member, or (Y) treat such amount incurred by the Guarantor that should have been repaid by the defaulting Member as a Default Loan made to the defaulting Member. If KBS is the defaulting Member under Sections 3.07(b) or (c)(iii)(2), then the KBS Credit Party shall guaranty KBS’s payment obligations under these sections. If the JV Member is the defaulting Member under Sections 3.07(b) or (c)(iii)(2), then the JV Member Credit Party shall guaranty JV Member’s payment obligations under these sections.
(e)    Indemnification. The Company shall indemnify, defend and hold harmless each Guarantor for any and all losses suffered under any Required Guaranty, provided that no such indemnification shall be made (and a Guarantor shall reimburse any funds advanced to them in connection with a defense of a claim and indemnify the Company and the other Member) to the extent a court of competent jurisdiction determines that the Member affiliated with such Guarantor is solely liable for the losses suffered under any Required Guaranty pursuant to Section 3.07(c). The KBS Credit Party shall guaranty KBS’s indemnification obligations under this Section 3.07(e). The JV Member Credit Party shall guaranty JV Member’s indemnification obligations under this Section 3.07(e).
ARTICLE IV
ALLOCATION OF PROFITS AND LOSSES
4.01.    In General.
(a)    Net Profits and Net Losses shall be allocated among the Members in such a manner so as, to the maximum extent possible, to make each Member’s Capital Account as of the close of each year (increased by the Member’s share of “partnership minimum gain” as defined in Treasury Regulation Section 1.704-2(b)(2) and “partner nonrecourse debt minimum gain” as defined in Treasury Regulation Section 1.704-2(i)(5)) equal the amount that the Member would receive if, as of the close of such year, all the assets of the Company were sold for their Deemed Book Values (as determined immediately before such deemed sale), the proceeds were applied to pay all Company liabilities and the remaining net proceeds were distributed to the Members in accordance with Section 5.01 or 5.02, as then applicable at the time of such allocations. As used in this Agreement, the term “Deemed Book Value” means the book value of the Company’s assets as determined under Treasury Regulation Section 1.704-1(b)(2)(iv) (i.e., the adjusted tax basis of such assets unless the asset was contributed to the capital of the Company or there has been a revaluation of book value

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under Treasury Regulation Section 1.704-1(b)(2)(iv)(f) and in such latter case the fair market value of such assets on the revaluation date).
(b)    The Company shall maintain “Capital Accounts” for each Member in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv). The Company shall make all adjustments required under Treasury Regulation Section 1.704-1(b)(2)(iv), including the adjustments contained in Section 1.704-1(b)(2)(iv)(g), relating to Section 704(c) property as set forth in Section 4.03, below.
4.02.    Special Allocations.
(a)    Minimum Gain Chargeback. Notwithstanding any other provision of this Agreement, if there is a net decrease in partnership minimum gain for a Company taxable year, each Member shall be allocated, before any other allocation of Company items for the taxable year, items of gross income and gain for the year (and, if necessary, for subsequent years) in proportion to, and to the extent of, the amount of the Member’s share of the net decrease in minimum gain during the year as provided in Treasury Regulation Section 1.704-2(f). The income allocated under this Section 4.02(a) in any taxable year shall consist first of gains recognized from the disposition of property subject to one or more nonrecourse liabilities of the Company, and any remainder shall consist of a pro rata portion of other items of income or gain of the Company. The allocation otherwise required by this Section 4.02(a) shall not apply to a Member to the extent not required, as provided in Treasury Regulation Section 1.704-2(f)(2) through (5).
(b)    Qualified Income Offset. Notwithstanding any other provision of this Agreement, if a Member unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that causes or increases an Adjusted Capital Account Deficit with respect to the Member, items of Company gross income and gain shall be specially allocated to the Member in an amount and manner sufficient to eliminate such Adjusted Capital Account Deficit as quickly as possible.
(c)    Gross Income Allocation. If at the end of any Company taxable year, a Member has an Adjusted Capital Account Deficit, the Member shall be specially allocated items of Company income or gain in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible.
(d)    Nonrecourse Deductions. Any “nonrecourse deductions” (as defined in Treasury Regulation Section 1.704-2(b)(1)) shall be allocated among the Members in accordance with their Percentage Interests.
(e)    Partner Nonrecourse Debt. Notwithstanding any other provision of this Agreement, any “partner nonrecourse deductions” (as defined in Treasury Regulation Section 1.704-2(i)(2)) shall be allocated to those Members that bear the economic risk of loss for the applicable partner nonrecourse debt, and among those Members in accordance with the ratios in which they share the economic risk, determined in accordance with Treasury Regulation Section 1.704-2(i). If there is a net decrease for a Company taxable year in any partner nonrecourse debt minimum gain, each Member with a share of such partner nonrecourse debt minimum gain as of

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the beginning of such year shall be allocated items of gross income and gain in the manner and to the extent provided in Treasury Regulation Section 1.704-2(i)(4).
(f)    Adjusted Capital Account Deficit. As used in this Agreement, “Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in the Member’s Capital Account as of the end of the relevant taxable year, after giving effect to the following adjustments: (i) crediting thereto (A) the amount of the Member’s shares of partnership minimum gain and partner nonrecourse debt minimum gain, and (B) the amount of Company liabilities allocated to the Member under Section 752 of the Code with respect to which the Member bears the economic risk of loss (as defined in Treasury Regulation Section 1.752-2(a)), to the extent such liabilities do not constitute partner nonrecourse debt under Treasury Regulation Section 1.752-2 and (ii) reduced by all reasonably expected adjustments, allocations and distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
(g)    Interpretation. The foregoing provisions of this Section 4.02 are intended to comply with Treasury Regulation Sections 1.704-1(b) and 1.704-2 and shall be interpreted consistently with this intention. Any terms used in such provisions that are not specifically defined in this Agreement shall have the meaning, if any, given such terms in the Regulations cited above.
4.03.    Differing Tax Basis; Tax Allocation.
(a)    Except as otherwise provided in this Section 4.03, items of income, gain, loss and deduction of the Company to be allocated for income tax purposes shall be allocated among the Members on the same basis as the corresponding book items are allocated under Sections 4.01 and 4.02.
(b)    Depreciation and/or cost recovery deductions and gain or loss with respect to each item of property treated as contributed to the capital of the Company or revalued under Treasury Regulation Section 1.704-1(b)(2)(iv)(f) shall be allocated among the Members for federal income tax purposes in accordance with the principles of Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, and for state income tax purposes in accordance with comparable provisions of the applicable law in the state in which the property is located and the regulations promulgated thereunder using the co-called “traditional method”, so as to take into account the variation, if any, between the adjusted tax basis of such property and its book value (as determined for purposes of the maintenance of Capital Accounts in accordance with this Agreement and Treasury Regulation Section 1.704-1(b)(2)(iv)(g)). For purposes of this Agreement, the term “Code” means the Internal Revenue Code of 1986, as heretofore and hereafter amended from time to time (and/or any corresponding provision of any superseding revenue laws).
ARTICLE V
DISTRIBUTION OF CASH FLOW
5.01.    Distribution of Net Cash Prior to Removal of JV Member as Managing Member for Cause. The determination of whether there is sufficient Net Cash so that distributions may be made to the Members in accordance with this Agreement (including, without limitation, pursuant to this Article V) shall be at the reasonable discretion of KBS. Prior to any removal of the JV Member as

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Managing Member for Cause pursuant to Section 2.06 of this Agreement), Net Cash shall be determined and distributed quarterly (or at such other times as are determined in the reasonable discretion of Co-Managing Member, taking into account the reasonable business needs of the Company) in the following order of priority:
(a)    First, 100% to KBS and JV Member, pari passu in proportion to their Percentage Interests (“Pari Passu”), until KBS has received an IRR Return of 12%;
(b)    Second, after KBS has received an IRR Return of 12% and until distributions under this Section 5.01 have resulted in KBS having received an IRR Return of 17%, (i) 65% to KBS, and (ii) 35% to JV Member;
(c)    Third, after KBS has received an IRR Return of 17% and thereafter, (i) 50% to KBS, and (ii) 50% to JV Member.
(d)    Notwithstanding the foregoing, if JV Member is not a Defaulting Member, then upon the first Financing of the Company secured by the Property, prior to any distributions pursuant to Sections 5.01(a), (b), or (c) above, the Company shall cause the Property Owner Subsidiary to distribute the Required Amount (as hereinafter defined) to the Company which shall be immediately distributed solely to the JV Member. As used herein, the “Required Amount” shall be the amount by which the Capital Account of the JV Member (prior to such distribution) exceeds the product of (A) 20% and (B) the total amount of capital (or deemed value of capital) contributed by both Members, including the value attributed to JV Member’s in kind contribution of the 20% Ground Lease Interest.  The purpose of this Section 5.01(d) is to create a distribution to JV Member so that JV Member’s Capital Account will not exceed 20% of the aggregate Capital Accounts of the Members, after taking into account the proceeds from the Financing, since JV Member’s Capital Account without such distribution would otherwise be disproportionate.
5.02.    Distribution of Net Cash After Removal of the JV Member for Cause. After the removal of the JV Member as Managing Member for Cause pursuant to Section 2.06(b) of this Agreement, Co-Managing Member shall determine on a quarterly basis whether there is sufficient Net Cash so that distributions may be distributed quarterly (or at such other times as are determined in the reasonable discretion of Co-Managing Member, taking into account the reasonable business needs of the Company) to the Members in accordance with their Percentage Interests.
5.03.    Limitation on Distributions. Notwithstanding any other provision contained in this Agreement, the Company shall not make any distributions of Net Cash (or other proceeds) to any Member if such distribution would violate the Act or other applicable law.
5.04.    In-Kind Distribution. Subject to Section 10.06, assets of the Company (other than cash) shall not be distributed in kind to the Members without approval of the Co-Managing Member. In the event of any distribution of real property in kind, each Member hereby waives any right of partition in respect thereof.

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5.05.    Tax Distributions. Unless this provision is waived by KBS notwithstanding anything to the contrary in Sections 5.01 or 5.02 but to the fullest extent possible consistent with the distribution provisions of this Article V, the Managing Member shall use commercially reasonable efforts to cause the Company to distribute cash to KBS by the end of each fiscal year in an amount not less than 100% of the taxable income (including any net capital gain) allocated, directly or indirectly, to KBS for federal income tax purposes for each such fiscal year so that KBS or any owner of KBS that is a REIT may satisfy the requirements of Section 857(a)(1) of the Code for its taxable year with respect to the income and gain allocated to that owner from KBS for the taxable year, and otherwise distribute 100% of its taxable income and net capital gain. In addition, notwithstanding anything to the contrary in Sections 5.01 or 5.02 but subject to the distribution to KBS in the immediately preceding sentence and to the fullest extent possible consistent with the distribution provisions of this Article V, Managing Member shall have the right to cause Company to distribute cash to JV Member by the end of each fiscal year in an amount not less than 100% of the taxable income (including any net capital gain) allocated, directly or indirectly, to JV Member for federal income tax purposes for each such fiscal year, and otherwise distribute 100% of its taxable income and net capital gain. Any cash distributed to a Member under this Section 5.05 shall be applied against and reduce the next distributions of Net Cash that would otherwise be made to the Member under Section 5.01 or Section 5.02 (as may apply), as if the cash distributed under this Section 5.05 were actually distributed under Section 5.01 or Section 5.02 (as may apply).
ARTICLE VI
RESTRICTIONS ON TRANSFERS OF COMPANY INTERESTS
6.01.    Limitations on Transfer. Except as set forth in Section 6.02 below, no Member shall be entitled to sell, exchange, assign, transfer or otherwise dispose of, pledge, hypothecate, encumber or otherwise grant a security interest in, directly or indirectly (collectively, a “Transfer”), all or any part of such Member’s Interest, without the prior written consent of the non-transferring Member (which consent may be withheld in such Member’s sole and absolute discretion). Any attempted Transfer in violation of the restrictions set forth in this Article VI shall be null and void ab initio and of no force or effect. Each Member shall indemnify, defend and hold the other Member and the Company harmless from and against any and all costs, expenses and losses associated with any Transfer (including any Permitted Transfer (as defined below)), including without limitation any transfer taxes and any increase in real estate or other taxes incurred as a result of such transfer.
6.02.    Permitted Transfers. Any Member and/or any direct or indirect constituent owner of any Member may transfer all or any portion of such Member’s Interest and/or such constituent owner’s direct or indirect ownership interest in such Member as follows (each a “Permitted Transfer”) to a person or entity described below (a “Permitted Transferee”) without complying with the provisions of Section 6.01:

2 NTD: DLA had questions about transfer taxes, which may or may not translate into comments. We will circle back on our end, but wanted to note this.

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(a)    Transfer Between Members. Notwithstanding anything stated to the contrary in this Article VI or elsewhere in this Agreement, any Member may sell, assign or otherwise transfer all or any part of its Interest to any other Member on such terms as are agreed to by both Members.
(b)    KBS Indirect Transfers. Notwithstanding anything stated to the contrary in this Article VI or elsewhere in the Agreement, any Transfer of equity interests or other interests in KBS, or in any of the direct or indirect owners of KBS (including, without limitation, KBS SOR II Acquisition VI, LLC, KBS SOR US Properties II, LLC, KBS Strategic Opportunity Limited Partnership II or KBS Strategic Opportunity REIT II, Inc.) shall not be prohibited (and shall be expressly permitted) provided that KBS Strategic Opportunity REIT II, Inc. continues to control and own, either directly or indirectly, at least fifty-one percent (51%) of the ownership interests in KBS. All such transfers permitted pursuant to this Section 6.02(b) shall be at the sole cost and expense of KBS or a KBS Affiliate (defined below) and none of the Managing Member, JV Member or the Company nor any Subsidiary or Affiliate of the Company shall bear any cost with respect thereto.
(c)    KBS Transfers. Notwithstanding anything stated to the contrary in this Article VI or elsewhere in this Agreement, KBS shall have the right to Transfer all of its Interest (a) to a KBS Affiliate (defined below) without JV Member’s approval, and (b) to another entity that is not a KBS Affiliate with JV Member’s approval, which approval may be withheld in JV Member’s reasonable discretion. JV Member’s failure to respond to KBS’s request for the approval of a Transfer within five (5) business days following delivery of KBS’s written request for such consent shall be deemed to constitute JV Member’s consent. A “KBS Affiliate” is any entity in which at least fifty-one percent (51%) of the ownership interests is owned, directly or indirectly, through one or more intermediaries, by KBS Strategic Opportunity REIT II, Inc. All such transfers permitted pursuant to this Section 6.02(c) shall be at the sole cost and expense of KBS or a KBS Affiliate and none of the Managing Member, JV Member or the Company nor any Subsidiary or Affiliate of the Company shall bear any cost with respect thereto. Notwithstanding anything to the contrary contained herein, in the event KBS elects to transfer KBS’s Interest to an entity that is not a KBS Affiliate, JV Member may, during the Consent Period, require, as a condition of its consent to the transaction (which KBS hereby agrees is a condition precedent to the consummation of the transaction) that the third-party also purchase all of JV Member’s Interest on the same terms, including the same purchase price (adjusted for the different percentages of Interest) as those offered to KBS.
(d)    JV Member Transfers. Notwithstanding anything stated to the contrary in this Article VI or elsewhere in the Agreement, any direct or indirect constituent owner of JV Member may transfer all or any portion of such constituent owner’s direct or indirect ownership interest in JV Member so long as at least one JV Member Principal continues to directly or indirectly have the power to direct management decisions of the JV Member and such JV Member Principal (or their respective heirs or estates) continue to own, directly or indirectly, at least twenty five percent (25%) of the ownership interests in JV Member. All such transfers permitted pursuant to this Section 6.02(d) shall be at the sole cost and expense of JV Member and none of KBS, the Company nor any Subsidiary or Affiliate of the Company shall bear any cost with respect thereto.

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In the event of any Permitted Transfer, any such Permitted Transferee shall receive and hold such Interest, such ownership interest or portion thereof subject to the terms of this Agreement and to the obligations hereunder of the transferor and there shall be no further transfer of such Interest, such ownership interest or portion thereof except to a person or entity to whom such Permitted Transferee could have transferred such Interest, such ownership interest or portion thereof in accordance with this Section 6.02 had such Permitted Transferee originally been a Member or a constituent owner of a Member as of the date hereof or otherwise in accordance with the terms of this Agreement. Notwithstanding any provision of this Agreement to the contrary, no Member and/or any direct or indirect constituent owner of any Member shall transfer all or any portion of such Member’s Interest or permit the transfer of any direct or indirect ownership interest in such Member if such transfer would be a default under the Loan or any Refinance.
6.03.    Admission of Substituted Members. If any Member transfers such Member’s Interest to a transferee in accordance with Sections 6.01 or 6.02, then such transferee shall only be entitled to be admitted into the Company as a substituted Member if (i) the Members approve such admission in writing and this Agreement is amended to reflect such admission; (ii) the non-transferring Member approves the form and content of the instrument of transfer, such approval not to be unreasonably withheld; (iii) the transferor and transferee named therein execute and acknowledge such other instruments as the non-transferring Member may deem reasonably necessary to effectuate such admission; (iv) the transferee in writing accepts and adopts all of the terms and conditions of this Agreement, as the same may have been amended; (v) the transferor pays, as the non-transferring Member may reasonably determine, all reasonable expenses incurred in connection with such admission, including, without limitation, legal fees and costs; and (vi) to the extent required the lender under any Financing has consented to such transfer. To the maximum extent permitted by applicable law, any transferee of an Interest who does not become a substituted Member shall have no right to require any information or account of the Company’s transactions, to inspect the Company books, or to vote on any of the matters as to which a Member would be entitled to vote under this Agreement. Any such transferee shall only be entitled to share in such Net Profits and Net Losses, to receive such distributions, and to receive such allocations of income, gain, loss, deduction or credit or similar items to which the transferor was entitled, to the extent transferred. A Member that transfers such Member’s Interest pursuant to Section 6.02 shall not cease to be a Member of the Company until the admission of the transferee as a substituted Member in accordance with this Agreement and, except as provided in the preceding sentence, shall continue to be entitled to exercise, and shall continue to be subject to, all of the other rights, duties and obligations of such Member under this Agreement.
6.04.    Election; Allocations Between Transferor and Transferee. Upon the transfer of the Interest of any Member or the distribution of any property of the Company to a Member, the Company shall file, in the reasonable discretion of the Members, an election in accordance with applicable Treasury Regulations, to cause the basis of the Company property to be adjusted for federal income tax purposes as provided by Sections 734 and 743 of the Code. Upon the transfer of all or any part of the Interest of a Member as hereinabove provided, Net Profits and Net Losses shall be allocated between the transferor and transferee on the basis of a computation method that is in conformity with the methods prescribed by Section 706 of the Code and Treasury Regulation Section 1.706-1(c)(2) and approved by the Members affected by the method.

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6.05.    Waiver of Withdrawal and Purchase Rights. In accordance with the Act, each Member acknowledges and agrees that such Member may not voluntarily withdraw, resign or retire from the Company without the prior written consent of each other Member, which consent may be withheld in each such other Member’s sole and absolute discretion. Each Member further acknowledges and agrees that such Member shall not be entitled to receive the fair market value of such Member’s Interest in the Company pursuant to the Act.
ARTICLE VII
MEMBER’S RIGHT TO CAUSE SALE OF THE PROPERTY OR INTERESTS
7.01.    KBS’s Right to Sell Property.
(a)    At any time after the second anniversary of the date the Project is completed and leasing has commenced (as such date is determined by Co-Managing Member, the “REIT Hold Completion Date”), Co-Managing Member (the “Offering Member”) shall have the continuing right (exercisable no more frequently than twice in any 24 month period) to elect to sell the Property; provided that prior to retaining a broker and/or soliciting offers from third parties the Offering Member shall provide written notice (a “Sale Notice”) to the JV Member (the “Purchasing Member”) of its intent to solicit offers for the Property. For ten (10) business days following receipt of a Sale Notice, the Purchasing Member may elect to offer to buy the Offering Member’s Interest in the Company (a “Purchase Election”) in lieu of having the Property sold by delivering written notice to Offering Member (the “Offer Notice”). The Offer Notice shall set forth the proposed sales price for the Property (the “Proposed Project Value”) on which Purchasing Member’s offer is based. If a Purchase Election is timely made, the purchase price for the Offering Member’s Interest shall be the amount the Offering Member would receive if the Property were to be sold for the Proposed Property Value and the proceeds distributed upon a liquidation of the Company had the Property been sold for the Proposed Property Value as provided in this Agreement. The Offering Member shall have thirty (30) days to decide whether to (1) accept the Purchasing Member’s Purchase Election, or (2) reject the Purchasing Member’s Purchase Election and proceed to market the Property for sale. A failure by the Offering Member to accept the Purchasing Member’s Purchase Election shall be deemed to be a rejection of the Purchase Election under clause (2).
(b)    If the Offering Member elects to accept the Purchasing Member’s Purchase Election, the closing of the purchase and sale of the Offering Member’s Interest in the Company shall take place on a date agreed upon by the Members, which date may not be later than sixty (60) days following the date of the Purchase Election (the “Purchase Closing Date”). Within five (5) days of Offering Member’s written acceptance of the Purchase Election, Purchasing Member must deliver (a) a non-refundable (but applicable to the purchase price) cash deposit (the “Member Deposit”) to an escrow agent appointed by the Purchasing Member equal to five percent (5%) of the Proposed Property Value, and (b) a draft sales agreement (“Member Purchase Agreement”) to be executed by the Offering Member and the Purchasing Member containing such terms to which such parties may agree that are consistent with the provisions of this Section 7.01 and that provides for the transfer of the Offering Member’s Interest in the Company to such Purchasing Member free and clear of all liens, encumbrances and similar claims. The Offering Member and the Purchasing Member shall use their good faith diligent efforts to execute the Member Purchase Agreement within

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thirty (30) days thereafter. Notwithstanding anything stated to the contrary herein, if the Members are unable to agree upon the Member Purchase Agreement within sixty (60) days after the Purchase Election after good faith and diligent efforts to do so then each Member shall have the right to terminate the Purchase Election, and upon the return of the Member Deposit to the Purchasing Member, the Offering Member shall have the right to cause the Company to sell the Property pursuant to this Section 7.01. In the event Purchasing Member fails to close the purchase of the Offering Member's Interests on or before the Purchase Closing Date (other than by reason of a default by the Offering Member) (a “Purchase Default Event”), the Offering Member shall have the right to terminate the Member Purchase Agreement and retain the Member Deposit as liquidated damages, and the Member Purchase Agreement shall so provide, and thereafter, the Offering Member shall have the right to cause the Company to sell the Property pursuant to this Section 7.01 subject to the restriction’s set forth in Sections 7.01(c).
(c)    If a Purchase Election is not timely made or Offering Member elects to reject the Purchase Election (the earlier of such dates, the “Trigger Date”), then the Co-Managing Member shall have the right to retain brokers on behalf of the Company and to advertise the Property for sale at a price no less than 95% of the Proposed Project Value; provided however, such sale must be consummated within two hundred forty (240) days of the Trigger Date or the Co-Managing Member must comply with the provisions of Section 7.01(a) again. Co-Managing Member shall keep JV Member informed of the progress of the sale of the Property. Managing Member shall cooperate with Co-Managing Member in connection with the sale of the Property and shall execute such documents (in its capacity as a Member in the Company, and/or as the Managing Member, as applicable) as may be reasonably required to effectuate the sale of the Property; provided that the Members shall not be exposed to any personal liability. Member hereby irrevocably constitutes and appoints Co-Managing Member as its agent and attorney-in-fact, coupled with an interest, for the purpose of executing and delivering any documents required to be executed and delivered by Managing Member (in its capacity as a member in the Company and, so long as it is the Managing Member, as the Managing Member of the Company) pursuant to this Section 7.01 in the event Managing Member fails or refuses to execute the same upon the request of Co-Managing Member. Notwithstanding the foregoing and provided that a Purchase Default Event has not occurred, if as a result of the Offering Member’s marketing efforts, the Offering Member receives a bona fide offer from a third party purchaser and desires to sell the Property in a sale that will result in a purchase price that is less than ninety-five percent (95%) of the Proposed Property Value, the Offering Member shall deliver a revised Sale Notice to the Purchasing Member, which shall set forth the new proposed sales price for the Property, and the Purchasing Member shall have twenty (20) business days following receipt of the revised Sale Notice to make a Purchase Election based on the new Proposed Property Value in the manner described in Section 7.01(a) above in lieu of having the Property sold. If a Purchase Election with respect to the revised Sale Notice is not timely made, the Offering Member shall have the right to cause the Company and its Subsidiary to sell the Property pursuant to this Section 7.01(c). If a Purchase Election is timely made with respect to the revised Sale Notice, the Members shall follow the procedures set forth in Section 7.01(a) above; provided, however, that references to Proposed Property Value shall instead refer to the Proposed Property Value set forth in the revised Sale Notice. If a Purchase Election is timely made and a Purchase Default Event occurs, the Offering Member shall be entitled to retain the Member Deposit, and Offering Member

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shall be thereafter be entitled to sell the Property pursuant to this Section 7.01 without further restriction.
7.02.    JV Member’s Right to Initiate Sale of Interests.
(a)    At any time after the later of (i) the fourth (4th) anniversary of the date of this Agreement, or (ii) the REIT Hold Completion Date, the JV Member (the “Initiating Member”) shall have the continuing right to deliver written notice to KBS (the “Non-Initiating Member”) of its desire to liquidate its investment in the Company (the “Call Notice”) by either purchasing KBS’s entire Interest in the Company or KBS acquiring JV Member’s Interest in accordance with the provisions of this Section 7.02. Notwithstanding the foregoing, the JV Member shall not be permitted to send a Call Notice if KBS has previously sent a Sale Notice under Section 7.01 and the procedures of Section 7.01 remain in effect, including that KBS is authorized to sell the Property under Section 7.01 and the Company has retained a broker to advertise the sale of the Property. Upon the delivery of a Call Notice, the Members shall be required to comply with the terms of Section 7.02(b).
(b)    The Call Notice shall make reference to this Section 7.02(b) and shall state (i) the purchase price that the Initiating Member would be willing to pay for the purchase of all of the Company’s assets (the “Purchase Price”), (ii) that the Initiating Member thereby offers to purchase the Non-Initiating Member’s Interest in the Company for the Call Purchase Price (as defined in Section 7.02(c)), and (iii) a specified date for such purchase, which such date shall be not less than sixty (60) days and not more than one hundred twenty (120) days after the delivery of the Call Notice.
(c)    In the event that the Initiating Member delivers the Call Notice as aforesaid, the Non-Initiating Member shall, by delivery of written notice (the “Call Response Notice”) to the Initiating Member within thirty (30) days following the receipt of the Call Notice (time being of the essence) choose either to: (A) accept the Initiating Member’s offer to purchase the Non-Initiating Member’s interest in the Company for a sum equal to the amount that the Non-Initiating Member would be entitled to receive if the Company sold its assets at the Purchase Price, including the payment of all existing Company debts and liabilities and any prepayment penalties actually incurred (pursuant to the terms of any mortgage encumbering all or any portion of the assets without further negotiations with the holder of such mortgage) in connection with the exercise of the right contained in this Section 7.02 and distributed the net proceeds (i.e., net of reasonable and customary closing costs) to the Members in liquidation of the Company pursuant to Section 8.02 (the “Call Purchase Price”), on the date set forth in the Call Notice; or (B) purchase the Initiating Member’s Interest for the Initiating Member Call Purchase Price (as hereinafter defined), and on the date set forth in the Call Notice. Failure to deliver the Call Response Notice within said thirty (30) day period shall be deemed to constitute an acceptance by the Non-Initiating Member of the Initiating Member’s offer to purchase the Non-Initiating Member’s Interest for the Call Purchase Price, on the date set forth in the Call Notice. In the event the Non-Initiating Member shall choose to purchase the Initiating Member’s interest in the Company pursuant to the terms of this Section, the Initiating Member shall be obligated to sell its Interest to the Non-Initiating Member for the Initiating Member Call Purchase Price, on the date set forth in the Call Notice. For purposes of this Section, the term

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“Initiating Member Call Purchase Price” shall mean a sum equal to the amount that Initiating Member would be entitled to receive if the Company of the Company sold its assets at the Purchase Price, including the payment of all existing Company debts and liabilities and any prepayment penalties actually incurred (pursuant to the terms of any mortgage encumbering all or any portion of the assets without further negotiations with the holder of such mortgage) in connection with the exercise of the right contained in this Section 7.02 and distributed the net proceeds (i.e., net of reasonable and customary closing costs) to the Members in liquidation of the Company pursuant to Section 8.02. Once the Buy/Sell Purchaser (as hereinafter defined) is determined, the Buy/Sell Purchaser shall post a deposit in escrow with First American Title Insurance Company or Fidelity National Title Insurance Company (“Buy/Sell Escrow Agent”) a deposit equal to five percent (5%) of the Call Purchase Price or the Initiating Member Call Purchase Price, as applicable (the “Deposit”).
(d)    The closing of the purchase and sale of the Interests of the Company of the Member selling its Interests in the Company pursuant to the terms of this Section (the “Buy/Sell Seller”) shall be held on or before the date provided in the Call Notice, at the office of the Company, or at such other location as the parties shall find mutually agreeable. At the closing: (A) the Buy/Sell Seller shall receive, by wire transfer of immediately available federal funds to an account designated by the Buy/Sell Seller, an amount equal to the Call Purchase Price or the Initiating Member Call Purchase Price, as the case may be; (B) the Buy/Sell Seller shall deliver to the Member purchasing the Seller’s Interest (the “Buy/Sell Purchaser”) a duly executed and acknowledged instrument assigning to the Buy/Sell Purchaser the Buy/Sell Seller’s Interest, which assignment shall be accompanied by such other documents and instruments, including, without limitation, corporate resolutions, as may be reasonably requested by the Buy/Sell Purchaser and the Company in the exercise of their reasonable judgment or any other documents requested by any title company; (C) Buy/Sell Purchaser shall deliver to the Buy/Sell Seller a duly executed and acknowledged instrument assuming the Buy/Sell Seller’s Interest and releasing Buy/Sell Seller from all claims pertaining to the Interests or the Company other than claims for breach of the representations and warranties of Buy/Sell Seller described in the following sentence or a breach of any of the assignment documents executed by Buy/Sell Seller and delivered to Buy/Sell Purchaser in connection with the transfer contemplated in this Section; (D) on the effective date of such assignment, the Company shall deliver a release to the Buy/Sell Seller releasing the Buy/Sell Seller from all liabilities and obligations of the Company arising from and after the date of such assignment; and (E) the Company shall use good faith commercially reasonable efforts to cause the Buy/Sell Seller or its Affiliates to be released from any liabilities under any guaranties for the benefit of the Company executed by the Buy/Sell Seller or its Affiliates, and if the beneficiaries of any such guaranty will not agree to such a release, the Buy/Sell Purchaser (or if reasonably required by Buy/Sell Seller, a creditworthy Affiliate of Buy/Sell Purchaser) shall indemnify and hold harmless the Buy/Sell Seller or its Affiliates who are guarantors of such liabilities in a form reasonably acceptable to Buy/Sell Seller. Such assignment shall be free and clear of all liens and encumbrances, and the Buy/Sell Seller shall deliver a written representation and warranty to such effect at the closing, which representation and warranty shall survive for a period of six (6) months following the closing. Each Member shall pay its legal fees in connection with the conveyance of the Interest pursuant to this Section, and all other costs and expenses (including, without limitation, transfer taxes) shall be shared by the Members in accordance with their Interests. In the event that the Buy/Sell Purchaser defaults in its

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obligation to purchase the Buy/Sell Seller’s Interests pursuant to this Section 7.02, the Deposit shall be forfeited by the Buy/Sell Purchaser. In the event that the Buy/Sell Seller defaults in its obligation to sell the Buy/Sell Seller’s Interests pursuant to this Section 7.02, the Buy/Sell Purchaser may elect either to avail itself of the remedy of specific performance or direct Buy/Sell Escrow Agent to return the Deposit to it.
ARTICLE VIII
DISSOLUTION AND WINDING UP OF THE COMPANY
8.01.    Events Causing Dissolution of the Company. Upon any Member’s bankruptcy, retirement, resignation, expulsion or other cessation to serve or the admission of any new member into the Company, the Company shall not dissolve, but the business of the Company shall continue without interruption and without any break in continuity. The Company shall be dissolved and its affairs wound up upon the first to occur of: (i) the sale, transfer or other disposition by the Company of all or substantially all of its assets and the collection by the Company of any and all Net Cash derived therefrom; (ii) the agreement of the Members to dissolve the Company; or (iii) the entry of a decree of judicial dissolution pursuant to the Act.
8.02.    Winding Up of the Company. Upon the Liquidation of the Company caused by other than the termination of the Company under Code Section 708(b)(1)(B) (in which latter case the Company shall remain in existence in accordance with the provisions of such Section of the Code), the Managing Member shall proceed to the winding up of the affairs of the Company. During such winding up process, the Net Profits, Net Losses and Net Cash distributions shall continue to be shared by the Members in accordance with this Agreement. The assets shall be liquidated as promptly as consistent with obtaining a fair value therefor, and the proceeds therefrom, to the extent available, shall be applied and distributed by the Company on or before the end of the taxable year of such Liquidation or, if later, within ninety (90) days after such Liquidation, in the following order: (i) first, to creditors of the Company (including Members who are creditors in the order of priority as provided by law including, without limitation, any Members that have made Member Loans); (ii) second, to the setting up of any reserves which Co-Managing Member determines, in its reasonable discretion, are necessary for any contingent, conditional or unmatured liabilities or obligations of the Company (which shall be distributed at such time as is determined in the reasonable discretion of Co-Managing Member); and (iii) the balance, if any, to the Members in accordance with the distribution schedule of Section 5.01 or Section 5.02, as then applicable at the time of such Liquidation. Such distribution shall be made by the date specified in Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(2). As used in this Agreement, the term “Liquidation” means (i) in respect to the Company the earlier of the date upon which the Company is terminated under Code Section 708(b)(1)(A) or the date upon which the Company ceases to be a going concern (even though it may continue in existence for the purpose of winding up its affairs, paying its debts and distributing any remaining balance to its Members), and (ii) in respect to a Member wherein the Company is not in Liquidation, means the liquidation of a Member’s interest in the Company under Treasury Regulation Section 1.761-1(d).
8.03.    Negative Capital Account Restoration. No Member shall have any obligation whatsoever upon the Liquidation of such Member’s Interest, the Liquidation of the Company or in

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any other event, to contribute all or any portion of any negative balance standing in such Member’s Capital Account to the Company, to each other Member or to any other person or entity.
ARTICLE IX
BOOKS AND RECORDS
9.01.    Books of Account and Bank Accounts. The fiscal year and taxable year of the Company shall be the year ending December 31. Managing Member shall keep accurate records of all transactions entered into with respect to the Company and shall maintain full and accurate books and records of the Company on an accrual basis in accordance with generally accepted accounting principles, consistently applied with respect to the management and operation of the Company, which books and accounts shall accurately reflect all income and expenses of the Company, all payments on any indebtedness secured by the assets of the Company, all payments on other Company indebtedness and all capital expenditures with respect to the Company. Manager Member shall provide by the fifteenth (15th) day of each succeeding calendar month (i)operating reports and financial statements to the Members not less frequently than once each month summarizing the operating activities of the Company during the immediately preceding calendar month and on a year-to-date basis, any material deviations from the Business Plan or the Annual Budget during such preceding calendar month, (ii) an unaudited balance sheet of the Company dated as of the end of such calendar month, (iii) an unaudited related income statement of the Company for such calendar month, (iv) an unaudited detailed job cost report of the Project for such calendar month and latest supporting general contractor invoice, (v) an unaudited trial balance of the Company, (vi) bank reconciliations for all bank accounts of the Company including bank statement and support for reconciling items, (vii) an unaudited statement of each Member’s Capital Account showing the detail of each Member’s contributions and distributions for such calendar month, and (viii) an unaudited statement of cash flow of the Company for such calendar month. and (ix) such other information as is reasonably requested by any Member. During normal business hours at the Property, on not less than three (3) business days prior notice, all of the following shall be made available for inspection and copying by all of the Members at their own expense for any purpose reasonably related to each such Member’s Interest in the Company: (i) all books and records relating to the business and financial condition of the Company, (ii) a current list of the name and last known business, residence or mailing address of each Member, (iii) a copy of this Agreement, the Certificate of Formation and all amendments thereto, together with executed copies of any written powers-of-attorney pursuant to which this Agreement, the Certificate of Formation and all amendments thereto have been executed, (iv) the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Member to the capital of the Company and which each Member has agreed to contribute in the future, and (v) the date upon which each Member became a Member of the Company.
9.02.    Audits. KBS is indirectly owned by a non-traded public REIT. As such, KBS is obligated to make disclosures to the Securities and Exchange Commission and to maintain its books and records and establish certain controls and test such controls for its investments. KBS shall have the right to conduct audits of the books and records and operations of the Company and its Subsidiaries from time to time, which may be on a regular basis or on a periodic basis as the KBS determines may be necessary. Such audits may be performed by KBS personnel and its outside auditors, which is currently Ernst & Young. The costs of such audits incurred by KBS shall be

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borne by KBS. Managing Member shall cooperate with each such audit and shall cause Property Manager to cooperate with such audit, which cooperation shall include, without limitation, making the materials and information requested available to KBS and the necessary personnel available to KBS to answer questions and inquiries and to provide any follow-up information or materials in response to such questions or inquiries.
(a)    Sarbanes-Oxley Compliance. Managing Member shall provide Co-Managing Member’s internal audit team (A) reasonable access to Managing Member’s personnel and books and records to facilitate the completion of the Co-Managing Member’s annual Sarbanes-Oxley Compliance Plan, (B) copies reasonably requested by Co-Managing Member of current internal control documentation, (C) availability to discuss, review and provide comments on process flow diagrams, narratives, walkthroughs and testing of controls to ensure that those documents accurately reflect Managing Member’s processes in connection with its obligation to Co-Managing Member, (D) timely response to internal control recommendations and observations, reasonably agree to remedial action plans (if any), and timely implement those plans in order to ensure compliance with Co-Managing Member’s annual Sarbanes-Oxley Compliance Plan, and (E) copies of SOC I Type II and bridge letters for key applications used to record business and accounting transactions. To the extent the Property Manager or a sub-property manager is performing any of these functions on behalf of the Company, Co-Managing Member’s internal audit team shall have reasonable access to the personnel and books and recorded of such entity(ies) and the right to have the discussions with and receive responses and copies from such entity(ies) described in clause (A) through (E), and Managing Member shall cooperate with such matters.
(b)    SOC 1 Report. If Managing Member preforms accounting services, Managing Member will deliver to Co-Managing Member, at Managing Member’s sole cost and expense, Managing Member’s Service Organization Control 1 Type 2 report (the “SOC 1 Type 2 Report”) prepared by a qualified independent audit firm with respect to the Statement on Standards for Attestation Engagements 16, Reporting on Controls at a Service Organization (“SSAE 16”) as promulgated by the Auditing Standard Board of the American Institute of Certified Public Accountants, as same may be amended, from time to time.  The SOC 1 Type 2 Report must be issued by December 1st of each calendar year and cover the entire preceding Fiscal Year. Additionally, Manager must deliver a "Bridge Letter" to Co-Managing Member stating that the Managing Member’s control environment relevant to SSAE 16 has not changed since the end of the effective date of the audited SOC 1 Type 2 Report (or equivalent report) and must cover through Managing Member’s fiscal year end. Notwithstanding the foregoing, Managing Member may delegate any or all of these functions and obligations to the Property Manager or a sub-property manager so long as Managing Member shall cause such reports and deliveries to be delivered to Co-Managing Member by the Property Manager or sub-property manager under the applicable agreement.
9.03.    Tax Returns. Managing Member shall cause to be prepared and timely filed and distributed to each Member, at the expense of the Company (and prepared by an accounting firm approved pursuant to Section 2.02(bb) above), all required federal and state Company tax returns, which shall be delivered to the Members by no later than March 31 each year; provided however, in the event that it is not possible for Managing Member to have such materials by said date using best efforts to meet the deadline, Managing Member shall: (i) notify the other Members by March

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15 that such materials will not be available, (ii) deliver estimated drafts of such information to the other Members by March 31, and (iii) deliver all such information to the other Members by June 30 of said year. Managing Member shall not file any tax return on behalf of the Company without the prior written approval of KBS; provided that if the Co-Managing Member shall not respond to a written request to approve a tax return within fifteen (15) days the Co-Managing Member shall be deemed to have disapproved such tax return.
9.04.    Tax Matters.
(a)    Tax Matters Partner. JV Member is designated as the initial “Tax Matters Partner” of the Company as provided in Section 6231(a)(7) of the Code and corresponding provisions of applicable state law. This designation is effective only for the purpose of activities performed pursuant to the Code, corresponding provisions of applicable state law, the applicable laws of any non-U.S. jurisdiction (and political subdivisions thereof), and under this Agreement. The Tax Matters Partner shall inform the Members before making any material decision or taking any material action. In addition, the Tax Matters Partner shall (a) provide the Internal Revenue Service with the information required to provide the notices contemplated in Section 6223(a) of the Code, and (b) keep the Members informed of all material information pertaining to all administrative and judicial proceedings involving taxes and provide timely notice of all administrative adjustments with respect thereto. The Tax Matters Partner shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred in its capacity as Tax Matters Partner. KBS may replace the Tax Matters Partner with any entity appointed by KBS, including itself or a KBS Affiliate, at any time after the occurrence of a Removal Event.
(b)    Partnership Representative. JV Member is designated as the “partnership representative” of the Company under section 6223 of the Code (as modified by the Bipartisan Budget Act of 2015, as amended (and any comparable provisions of state or local tax law) (the “BB Act”)) (the “Partnership Representative”); provided, however, the Partnership Representative shall consult with KBS and obtain KBS’s consent (not to be unreasonably withheld, conditioned or delayed) before taking any binding action with respect to this clause (b) or otherwise with respect to any tax matters that either (A) could reasonably be expected to adversely impact KBS or its direct or indirect owners or (B) is material and made pursuant to tax audit provisions of the BB Act (other than an election to apply sections 6226 of the Code to the Company). Furthermore, to the maximum extent permitted by applicable law, the Partnership Representative shall have the same obligations, be subject to the same restrictions and limitations, and granted the rights and protections in each case, as imposed on or granted to the Tax Matters Partner pursuant to this Section 9.04. In addition, unless the KBS provides otherwise, the Partnership Representative shall make an election on behalf of the Company to treat a “Partnership Adjustment” as an adjustment to be taken into account by each Member in accordance with Section 6226(b) of the Code as modified by the BB Act. KBS may replace the Partnership Representative with any entity appointed by KBS, including KBS itself or a KBS Affiliate, at any time after the occurrence of a Removal Event.
(c)    In the event the Company incurs any liability for taxes, interest or penalties pursuant to the BB Act (provided, however, that the Partnership Representative shall elect to cause any income adjustment to occur at the member level rather than at the Partnership level): (A) each Member (including any former Member, it being understood that this Section 9.04(c) shall survive

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the transfer by any Member of its Interest) shall pay the amount attributable to such Member (or former Member) as determined in good faith by KBS, and such payment shall not be treated as a capital contribution hereunder for any purpose; (B) any amount not paid within five (5) days following request from the Partnership Representative shall accrue interest at the rate of ten percent (10%) per annum, compounded quarterly, until paid, and such Member (or former Member) shall also be liable to the Company for any damages resulting from a delay in making such payment beyond the date such payment is requested by the Partnership Representative (for this purpose the fact that the Company could have paid this amount with other funds shall not be taken into account in determining such damages); (C) without reduction in a Member’s (or former Member’s) obligation under clauses (A) or (B) of this Section 9.04(c), any amount paid by the Company that is attributable to a Member (or former Member), and that is not paid by such Member pursuant to clauses (A) or (B) of this Section 9.04(c), shall be treated for purposes of Article V as a distribution to such Member (or former Member) (including for purposes of maintaining Capital Accounts), and the Company may deduct from, and set off against, any distribution or other amount otherwise due or payable to a Member (or former Member) by the Company pursuant to this Agreement or otherwise, the payment obligations of such Member (or former Member) under clauses (A) or (B) of this Section 9.04(c).
ARTICLE X
MISCELLANEOUS
10.01.    Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be delivered or sent, as the case may be, by any of the following methods: (i) personal delivery, (ii) overnight commercial carrier, (iii) registered or certified mail, postage prepaid, return receipt requested, or (iv) telecopy or facsimile. Any such notice or other communication shall be deemed received and effective upon the date of acceptance or rejection of delivery. Any notice or other communication sent by cable, telex, or telecopy must be confirmed within 48 hours by letter mailed or delivered in accordance with the foregoing. Any reference herein to the date of receipt, delivery, or giving, or effective date, as the case may be, of any notice or communication shall refer to the date such communication becomes effective under the terms of this Section 10.01. Any such notice or other communication so delivered shall be addressed to the party to be served at the address for such party set forth on Exhibit A attached hereto, with a copy (which shall not constitute notice) in the case of the JV Member to Jordan Metzger, Esq, at Cole Schotz PC. Such addresses may be changed by giving written notice to the other parties in the manner set forth in this Section 10.01. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of notice or other communication sent.
10.02.    Construction of Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior or contemporaneous understanding, correspondence, negotiations or agreements between them respecting the within subject matter. No alteration, modification or interpretation hereof shall be binding unless in writing signed by all of the Members (and the KBS Credit Party and the JV Member Credit Party, as applicable, if such modification would affect such credit party’s obligations under the Agreement). The Article and Section headings of this Agreement are used herein for reference purposes only and shall not govern, limit, or be used in construing this Agreement or any provision hereof. Any Exhibit attached hereto

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is incorporated herein by this reference and expressly made a part of this Agreement for all purposes. Time is of the essence of this Agreement. The provisions of this Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, and all rights, duties, obligations and remedies shall be governed by the Act without regard to principles of conflict of laws. If any legal action is brought by any Member against any other Member that arises out of this Agreement, then the prevailing Member in such legal action shall be entitled to recover reasonable attorneys’ fees and costs. Subject to the restrictions set forth in Articles VI and VII, and Section 10.04, this Agreement shall inure to the benefit of and shall bind the parties hereto and their respective personal representatives, successors, and assigns. Any agreement to pay any amount and any assumption of liability herein contained, express or implied, shall be only for the benefit of the Members and their respective successors and assigns, and such agreements and assumptions shall not inure to the benefit of the obligees of any indebtedness or any other party, whomsoever, deemed to be a third-party beneficiary of this Agreement. Each of the Exhibits attached hereto is incorporated herein by this reference and expressly made a part of this Agreement for all purposes. References to any Exhibit made in this Agreement shall be deemed to include this reference and incorporation. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, but all of which shall constitute a single Agreement, binding on the parties hereto. Where the context so requires, the use of the neuter gender shall include the masculine and feminine genders, the masculine gender shall include the feminine and neuter genders, and the singular number shall include the plural and vice versa. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart. Every provision of this Agreement is intended to be severable. Each Member acknowledges that (i) each Member is of equal bargaining strength and (ii) each Member has actively participated in the drafting, preparation and negotiation of this Agreement. The Recitals set forth at the beginning of this Agreement are a material part of this Agreement and are incorporated into this Agreement.
10.03.    Partnership Intended Solely for Tax Purposes. The Members have formed the Company as a Delaware limited liability company under the Act, and do not intend to form a corporation or a general or limited partnership under Delaware or any other state law. The Members do not intend to be shareholders and/or partners to one another or to any third party. The Members intend the Company to be classified and treated as a partnership solely for federal and state income taxation purposes. Each Member agrees to act consistently with the foregoing provisions of this Section 10.03 for all purposes, including, without limitation, for purposes of reporting the transactions contemplated herein to the Internal Revenue Service and all state and local taxing authorities.
10.04.    Investment Representations. Each Member agrees as follows with respect to investment representations:
(a)    Each Member understands:
(i)    That the Interests in the Company evidenced by this Agreement have not been registered under the Securities Act of 1933, 15 U.S.C. § 15b et seq., or any state securities laws (collectively, the “Securities Acts”) because the Company is issuing Interests in the Company in reliance upon the exemptions from the registration requirements of the Securities Acts providing for issuance of securities not involving a public offering;

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(ii)    That the Company has relied upon the representation made by each Member that such Member’s Interest in the Company is to be held by such Member for investment; and
(iii)    That exemption from registration under the Securities Acts would not be available if any Interest in the Company was acquired by a Member with a view to distribution. Each Member agrees that the Company is under no obligation to register the Interests in the Company or to assist the Members in complying with any exemption from registration under the Securities Acts if the Member should at a later date wish to dispose of such Member’s Interest in the Company.
(b)    Each Member hereby represents to the Company that such Member is acquiring such Member’s Interest in the Company for such Member’s own account, for investment and not with a view to the resale or distribution of such Interest (except for any transfers made in accordance with the provisions of Article VI).
(c)    Each Member recognizes that no public market exists with respect to the Interests and no representation has been made that such a public market will exist at a future date.
(d)    Each Member hereby represents that such Member has not received any advertisement or general solicitation with respect to the sale of the Interests.
(e)    Each Member acknowledges that such Member has a preexisting personal or business relationship with the Company or its officers or principal Interest holders, or, by reason of such Member’s business or financial experience or the business or financial experience of such Member’s financial advisors (who are not affiliated with the Company), could be reasonably assumed to have the capacity to protect such Member’s own interest in connection with the purchase of such Member’s Interest. Each Member further acknowledges that such Member is familiar with the financial condition and prospects of the Company’s business, and has discussed with each other Member the current activities of the Company. Each Member believes that the Interests are securities of the kind such Member wishes to purchase and hold for investment, and that the nature and amount of the Interests to be acquired by such Member is consistent with such Member’s investment program.
(f)    Before acquiring any Interest in the Company, each Member has investigated the Company and its business and the Company has made available to each Member all information necessary for the Member to make an informed decision to acquire an Interest in the Company. Each Member considers itself to be a person possessing experience and sophistication as an investor adequate for the evaluation of the merits and risks of the Member’s investment in the Company.
(g)    Each Member understands the meaning and consequences of the representations, warranties and covenants made by such Member set forth herein and that the Company has relied upon such representations, warranties and covenants. Each Member hereby indemnifies, defends, protects and holds wholly free and harmless the Company and each other Member from and against any and all losses, damages, expenses or liabilities arising out of the breach and/or inaccuracy of any such representation, warranty and/or covenant. All representations, warranties and covenants contained herein and the indemnification contained in this Section 10.04

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(g) shall survive the execution of this Agreement, the formation of the Company, and the liquidation of the Company.
10.05.    Waiver of Conflict of Interest. The Company is not represented by separate counsel; provided, however, in connection with the formation of the Company and the drafting and negotiation of this Agreement, JV Member and the Company (and not KBS) have been represented by Cole Schotz PC, Attention, Jordan Metzger, and KBS (and not JV Member or the Company) has been represented by Sheppard Mullin Richter & Hampton, LLP, Attention, Scott Morehouse. To the extent that the foregoing representation constitutes a conflict of interest, the Company and each Member hereby expressly waive any such conflict of interest. Upon creation of the Company, the Company shall only be represented by counsel in accordance with Section 2.02 above.
10.06.    Section 1031 Exchange. Subject to the provisions of this Section 10.06, each Member agrees to take any and all actions reasonably necessary to accommodate each other Member in effectuating a like-kind exchange pursuant to Section 1031 of the Code prior to the negotiation of or in connection with any proposed sale of all or any portion of the Property and any purchase and sale of a Member’s Interest pursuant to Article VII or otherwise including, without limitation, allowing any Member to cause the Company to make an in-kind distribution of a portion of the Property to such Member (and/or any Affiliate thereof). In furtherance of the foregoing, each Member hereby agrees to execute any and all deeds, documents and/or other instruments that may be required to distribute and vest an undivided interest in the Property in such Member and/or otherwise necessary to effect such Code Section 1031 exchange, provided that (i) the distribution and exchange of such portion of the Property does not reduce the cash proceeds that otherwise would be distributed to any non-exchanging Member from the sale of the Property; (ii) the distribution and exchange does not materially delay or otherwise adversely affect the closing of any such sale of the Property; (iii) the exchanging Member pays any and all additional costs, fees, and/or expenses, including, without limitation, attorneys’ fees and costs incurred as a result of the proposed distribution and exchange; and (iv) there is no additional loss, cost or damage incurred (or which may be incurred) by the Company or any non-exchanging Member as a direct consequence of the distribution and exchange. In addition, nothing contained herein shall obligate any Member to offer to any other Member any interest in any particular Code Section 1031 exchange structured by the exchanging Member.
10.07.    Outside Activities. Any Member may engage in business efforts and affairs which are not related to the Company, and will not be precluded from owning and operating other businesses and/or real estate projects and neither the Company nor the other Members shall have any interest in such business or real estate projects. No Member shall have any obligations (fiduciary or otherwise) with respect to the Company or the other Members insofar as making other investment opportunities available to the Company or to the other Members. Except as provided above, the Members may, notwithstanding the existence of this Agreement, engage in whatever activities they may choose, whether the same are competitive with the Company or otherwise, without having or incurring any obligation to offer any interest in such activities to the Company or to the other Members. Neither this Agreement nor any activities undertaken pursuant hereto shall prevent a Member from engaging in such activities.

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10.08.    Tax Consequences. Each Member acknowledges and agrees that it has relied fully upon the advice of its own legal counsel and/or accountant in determining the tax consequences of this Agreement and the transactions contemplated hereby and not upon the representations or advice by any other Member.
ARTICLE XI
REIT PROTECTION
11.01.    Certain Definitions. For the purposes of this Article XI, the following terms shall have the following meanings:
(a)    “KBS” shall mean KBS as defined in the recitals hereto and KBS Strategic Opportunity REIT, Inc., a Maryland corporation that has elected to be taxable for federal income tax purposes as a real estate investment trust under the Code (herein, a “REIT”); and/or any subsidiary or affiliate of KBS.
(b)    “REIT Prohibited Transactions” shall mean any action specified in Section 11.02.
11.02.    Prohibited Transactions. Unless expressly defined herein, all capitalized terms used herein shall have the meaning ascribed to such terms in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, during the time KBS is a Member of the Company, neither the Company nor any Subsidiary nor the Managing Member nor any other Member of the Company, shall take any of the following actions:
(a)    Entering into any lease or permitting any sublease that provides for rent based in whole or in part on the income or profits of any person, excluding for this purpose a lease that provides for rent based in whole or in part on a fixed percentage or percentages of gross receipts or gross sales of any person without reduction for any sublessor costs;
(b)    Leasing personal property, excluding for this purpose a lease of personal property that is entered into in connection with a lease of real property where the rent attributable to the personal property is less than 15% of the total rent provided for under the lease, determined as set forth in Section 856(d)(1) of the Code;
(c)    Acquiring or holding debt (other than Member Loans and Default Loans) unless (a) the amount of interest income received or accrued by the Company under such loan does not, directly or indirectly, depend in whole or in part on the income or profits of any person, and (b) the debt is fully secured by mortgages on real property or on interests in real property;
(d)    Acquiring or holding more than 10% of the outstanding voting securities of any one issuer other than a corporation that has properly elected to be a “taxable REIT subsidiary” of KBS;
(e)    Acquiring or holding more than 10% of the total value of the outstanding securities (debt or equity) of any one issuer other than a corporation that has properly elected to be a “taxable REIT subsidiary” of the REIT;

SMRH:479330698.9

(f)    Making an election or taking any action that would cause the Company to be treated as (i) an entity that is not classified as a partnership for federal income tax purposes or (ii) a publicly traded partnership as defined in Section 7704 of the Code;
(g)    Entering into any agreement where the Company receives amounts, directly or indirectly, for rendering services to the tenants of the properties that are owned, directly or indirectly, by the Company other than (i) amounts received for services that are customarily furnished or rendered in connection with the rental of real property of a similar class in the geographic areas in which the properties are located where such services are either provided by (a) an Independent Contractor (as defined in Section 856(d)(3) of the Code) who is adequately compensated for such services and from which the Company does not, directly or indirectly, derive revenue or (b) a taxable REIT subsidiary of KBS (as defined in Section 856(l) of the Code) who is adequately compensated for such services or (ii) amounts received for services that are customarily furnished or rendered in connection with the rental of space for occupancy only (as opposed to being rendered primarily for the convenience of the Company’s Subsidiary’s tenants);
(h)    Holding cash of the Company or any Subsidiary for operations or distribution in any manner other than a traditional bank checking or savings account, or money market account; or
(i)    Entering into any agreement where income or gain, as applicable, received or accrued by the Company under such agreement, directly or indirectly, (a) does not qualify as “rents from real property” within the meaning of Section 856 of the Code, (b) does not qualify as “interest on obligations secured by mortgages on real property or on interests in real property” within the meaning of Section 856 of the Code or (c) constitutes income from a sale of “inventory” or “stock in trade” or property held “primarily for sale to customers” in the ordinary course of trade or business of the Company within the meaning of Section 1221(a)(1) of the Code other than a sale that would qualify under the Section 857(b)(6)(C) “safe harbor” with respect to KBS.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SMRH:479330698.9

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.
“JV MEMBER”
ONYX 31ST STREET, LLC,
a Delaware limited liability company

By:     /s/ John Saraceno
Name:    John Saraceno
Title:     Managing Principal
Solely as to express its agreement in Sections 3.01 and 3.07:
“JV MEMBER CREDIT PARTY”
ONYX EQUITIES, LLC
a New Jersey limited liability company
By:     /s/ John Saraceno
Name:     John Saraceno
Title:      Managing Principal

SMRH:479330698.9

“KBS”
KBS SOR II 210 WEST 31ST STREET JV, LLC,
a Delaware limited liability company
By:    KBS SOR II ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member
By:     KBS SOR US PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member
By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member
By:     KBS STRATEGIC OPPORTUNITY REIT II, INC.,
a Maryland corporation,
        its sole general partner
By:    /s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

SMRH:479330698.9

Solely as to express its agreement in Sections 2.06(f), 3.01 and 3.07
“KBS CREDIT PARTY”
KBS SOR US PROPERTIES II, LLC,
a Delaware limited liability company
By:     KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:     KBS STRATEGIC OPPORTUNITY REIT II, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ Jeffrey K. Waldvogel
        Jeffrey K. Waldvogel
        Chief Financial Officer

SMRH:479330698.9

EXHIBITS:

Exhibit A	NAMES AND ADDRESSES AND PERCENTAGE INTERESTS OF THE MEMBERS
Exhibit B	ORGANIZATIONAL CHART OF THE COMPANY
Exhibit C	PRELIMINARY DEVELOPMENT PLAN
Exhibit C-1	LIST OF PRELIMINARY CONSTRUCTION PLANS
Exhibit C-2	PRELIMINARY DEVELOPMENT BUDGET
Exhibit D	FORM OF PROPERTY MANAGEMENT AGREEMENT
Exhibit E	SCHEDULE OF SOURCES AND USES OF FUNDS

SMRH:479330698.9

EXHIBIT A
NAMES, ADDRESSES, CAPITAL CONTRIBUTIONS AND PERCENTAGE INTERESTS OF THE MEMBERS

Names and Addresses of the Members:	Percentage Interest	Projected Initial Capital Account at Closing*
KBS SOR II 210 West 31st Street JV, LLC 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660	80%	$38,400,000.00**
ONYX 31ST Street, LLC c/o Onyx Equities, LLC 900 Route 9 North, Suite 400 Woodbridge, New Jersey 07095	20%	$10,200,000.00***
*The amounts of the Member’s respective Capital Accounts set forth in this Exhibit A lists the Capital Accounts of the Members that will result after the funding of their capital contributions set forth in Section 3.01(a)(i) and (iii) as to the JV Member, and Section 3.01(b)(i) and (iii) as to KBS; provided, however, that amount amounts do not reflect the additional amounts that may be payable under Section 3.01(a)(ii) and Section 3.01(b)(ii) to cover any additional deposits made under the Purchase Agreement, transaction costs that are not sufficiently known as of the Effective Date, Adjustments at the Property Closing, and costs to capitalize the Company pursuant to the sources and uses in Exhibit E attached hereto.
** This amount equals the Purchase Price under the Purchase Agreement (for 80% of the Ground Lease). This amount will be adjusted as noted above to an actual 80%/20% allocation to reflect the Member’s Percentage Interests as a result of the Financing as described in Section 3.01 and Section 5.01(d) above.
*** This amount equals the $9,600,000 value attributed to the 20% Ground Lease Interest plus the $600,000 in cash to be paid pursuant to Section 3.01(a)(i). This amount will be adjusted as noted above to an 80%/20% allocation to reflect the Member’s Percentage Interests as a result of the Financing as described in Section 3.01 and Section 5.01(d) above.

1
SMRH:479330698.9

EXHIBIT B
ORGANIZATIONAL CHART
(Attached)

1
SMRH:479330698.9

As of October 28, 2016

OWNERSHIP STRUCTURE OF 210 WEST 31st STREET OWNER, LLC

KBS STRATEGIC OPPORTUNITY REIT II, INC. (MD)
Tax ID: 46-2822978
100%
KBS STRATEGIC OPPORTUNITY HOLDINGS II, LLC (DE)
Tax ID: 35-2477868
.1% (GP)
99.9% (LP)
KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP II (DE)
Tax ID: 80-0929917
100%
KBS SOR US PROPERTIES II LLC (DE)
Tax ID: 32-0446586
100%
KBS SOR II ACQUISITION VI, LLC (DE)
Tax ID: ________________
100%
KBS SOR II 210 West 31st Street JV, LLC (DE)
Tax ID: ________________
JOHN SARACENO
JONATHAN SCHULTZ
50%
50%
LMB PHALANX LLC (NJ)
100%
ONYX 31st STREET, LLC (DE)
(Managing Member)
80%
20%
KBS SOR II 210 West 31st Street, LLC (DE)
Tax ID: ________________
100%
210 West 31st Street Owner, LLC (DE)
Tax ID: ________________
210 West 31st Street, New York, New York

SMRH:479594749.1

2
SMRH:479330698.9

EXHIBIT C
PRELIMINARY DEVELOPMENT PLAN
See Attached:

SMRH:479330698.9    C-1

Preliminary Development Plan

The proposed project is to redevelop the building located at 210 West 31st Street, New York, NY (“Property”). The Property is currently a 3-story building with a basement located on the south side of West 31st Street. It previously served as a Friary and Sacristy for the priests of the Capuchin Order.

The business plan to redevelop the Property includes: (1) finalizing the permitting and ultimately demolishing the existing 3-story building (2) erecting a new 2-story retail building with a cellar and rooftop deck, and (3) leasing the new building to a single or multiple retail tenants who will provide traditional retail and/or food and beverage services.

The implementation of the plan is comprised of four major steps. The first is completing construction drawings (“CD’s”). The second step is finalizing the permitting of the asbestos abatement, demolition, and construction of the proposed redeveloped building. The third stage is to construct the physical building. The Venture will begin marketing the building for lease at the day of Closing and will either prelease the Property if leasing options are attractive or wait to lease space midway through construction.

The projected timeline from closing on the transaction to the last tenant taking occupancy at the Property is projected to be approximately three years (see timeline).

SMRH:479330698.9    C-1

PROJECT TIMELINE

210 W 31st Street - New York, NY

ID	Task Name	Duration	Start	Finish
	Permit	3 months	12/01/16	02/28/17
	Demolition	3 months	03/01/16	05/31/17
	Construction	12-14 months	06/01/17	07/31/18
	Leasing	3 months	05/01/18	07/31/18
	T.I.	5 months	08/01/18	12/31/18
	Occupancy	11 months	01/01/19	11/30/19

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19

SMRH:479330698.9    C-1

EXHIBIT C-1
LIST OF PRELIMINARY CONSTRUCTION PLANS

Filename: G:\PROJECT DRAWINGS\Onyx Equities\014206 210 West 32st Street - NY\CURRENT SET\XREF\014206_X-base plans 1024.dwg Plotted by: Kokoszka, Diana Plot Time: 10/25/2016 11:04 AM

J H G F E1 E D C B A
16'-8" 16'-4" 16'-4" 16'-4" 16'-4" 16'-4" 16'-4" 16'-9"
4'-4"
EJECTOR AND SPRINKLER
TENANT D
8,634 SF
UTILITY ROOM
27'-0"
16'-3"
10'-1"
PROPERTY LINE
31'-1"
24'-9"
21'-3"
20'-0"
1 2 2.1 3 4 5
50'-5"
NEW ADDITION
63'-3"
NEW ADDITION
TENANT D: 8,634 SF
TOTAL AREA: 8,634 SF
N

1 CELLAR FLOOR PLAN
SCALE: 1/8" = 1'-0"

SBLM

Owner
Onyx Equities
301 Route 17 North
Rutherford, NJ 07070

Architect
SBLM Architects
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226
www.sblm.com

Structural
e2 Engineers
488 Montauk Avenue
New London, CT 06320
T: 860.437.3259
F: 860.437.3194
www.e2engineers.com

MEP Engineer
Harold Rosen Associates, LLC
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226

Revisions

Key Plan

Block #780 Lot #45
NEW YORK CITY DEPARTMENT OF BUILDINGS

Project
Onyx Equities
210 West 31st Street
New York, NY 10001

Drawing Title
CELLAR FLOOR AREA TAKEOFF

Drawing Number
A-100

Seal & Signature

Drawing Date	10/25/16
Project No.	014206
Drawn By	DK
Checked By	MR
Drawing No.	A-100.00

Reserved for DOB

2
SMRH:479330698.9

TENANT A
3,301 SF
TENANT B
3,122 SF
TENANT D
1,336 SF
TENANT C
1,039 SF
SHARED EGRESS CORRIDOR
PROPERTY LINE
EASEMENT
NEW ADDITION
63'-3"
16'-8"
16'-4"
16'-9"
4'-4"
31'-1"
24'-9"
21'-3"
20'-0"
TENANT A: 3,301 SF
TENANT B: 3,122 SF
TENANT C: 1,039 SF
TENANT D: 1,336 SF
TOTAL AREA: 8,798 SF
N

1 FIRST FLOOR PLAN

SCALE: 1/8" = 1'-0"

Filename: G:\PROJECT DRAWINGS\Onyx Equities\014206 210 West 32st Street - NY\CURRENT SET\XREF\014206_X base plans 1024.dwg Plotted by: Kokoszka, Diana Plot Time: 10/25/2016 11:04 AM

SBLM

Owner
Onyx Equities
301 Route 17 North
Rutherford, NJ 07070

Architect
SBLM Architects
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226
www.sblm.com

Structural
e2 Engineers
488 Montauk Avenue
New London, CT 06320
T: 860.437.3259
F: 860.437.3194
www.e2engineers.com

MEP Engineer
Harold Rosen Associates, LLC
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4228

Revisions

Key Plan

Block #780 Lot #45

NEW YORK CITY DEPARTMENT OF BUILDINGS

Project
Onyx Equities
210 West 31st Street
New York, NY 10001

Drawing Title
FIRST FLOOR AREA TAKEOFF

Drawing Number
A-101

Seal & Signature

Drawing Date	10/25/16
Project No.	014206
Drawn By	DK
Checked By	MR
Drawing No.	A-101.00

Reserved for DOB

3
SMRH:479330698.9

TENANT A
5,421 SF
TENANT C
1,905 SF
TENANT A: 5,421 SF
TENANT C: 1,905 SF
TOTAL AREA: 7,326 SF
REAR YARD
MECHANICAL EQUIPMENT/
VENTILATION FOR TENANTS BELOW
PROPERTY LINE
NEW ADDITION
63'-3"
50'-5"
20'-0"
16'-8"
16'-4"
16'-9"
4'-4"
31'-1"
24'-9"
21'-3"
22'-0"
J
H
G
F
E1
E
D
C
B
A
1
2
2.1
3
4
5
N

1 SECOND FLOOR PLAN
SCALE: 1/8" = 1'-0"

Filename: G:\PROJECT DRAWINGS\Onyx Equities\014206 210 West 32st Street - NY\CURRENT SET\XREF\014206_X-base plans 1024.dwg Plotted by: Kokoszka, Diana Plot Time: 10/25/2016 11:04 AM

SBLM

Owner
Onyx Equities
301 Route 17 North
Rutherford, NJ 07070

Architect
SBLM Architects
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226
www.sblm.com

Structural
e2 Engineers
488 Montauk Avenue
New London, CT 06320
T: 860.437.3259
F: 860.437.3194
www.e2engineers.com

MEP Engineer
Harold Rosen Associates, LLC
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4228

Revisions

Key Plan

Block #780 Lot #45
NEW YORK CITY DEPARTMENT OF BUILDINGS

Project
Onyx Equities
210 West 31st Street
New York, NY 10001

Drawing Title
SECOND FLOOR AREA TAKEOFF

Drawing Number
A-102

Seal & Signature

Drawing Date	10/25/16
Project No.	014206
Drawn By	DK
Checked By	MR
Drawing No.	A-102.00

Reserved for DOB

4
SMRH:479330698.9

Filename: G:\PROJECT DRAWINGS\Onyx Equities\014206 218 West 32nd Street - NY\CURRENT SET\XREF\014206_X base plans 1024.dwg Plotted by: Kokoszka, Diana Plot Time: 10/25/2016 11:04 AM

TENANT C
5,625 SF
REAR ROOF
MECHANICAL EQUIPMENT/
VENTILATION FOR 2ND FLOOR TENANTS
REAR YARD BELOW
NEW ADDITION
OPEN TO BELOW
PROPERTY LINE
TENANT C: 5,625 SF
TOTAL AREA: 5,625 SF

1 ROOF FLOOR PLAN
SCALE: 1/8" = 1'-0"

SBLM

Owner
Onyx Equities
301 Route 17 North
Rutherford, NJ 07070

Architect
SBLM Architects
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226
www.sblm.com

Structural
e2 Engineers
488 Montauk Avenue
New London, CT 06320
T: 860.437.3259
F: 860.437.3194
www.e2engineers.com

MEP Engineer
Harold Rosen Associates, LLC
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226

Revisions

Key Plan

Block # **780** Lot # **45**

NEW YORK CITY DEPARTMENT OF BUILDINGS

Project
Onyx Equities
210 West 31st Street
New York, NY 10001

Drawing Title
ROOF AREA TAKEOFF

Drawing Number
A-103

Seal & Signature

Drawing Date	**10/25/16**
Project No.	**014206**
Drawn By	**DK**
Checked By	**MR**
Drawing No.	A-103.00

Reserved for DOB

5
SMRH:479330698.9

31st STREET
AREA
7,550 SF
UTILITY ROOM
CHURCH
60x14 RETURN DUCT ABOVE
60x14 SUPPLY DUCT
60x14 SUPPLY AND RETURN DUCTS UP TO BELOW 2ND FLOOR (TYP OF 2)
12x10 TOILET EXHAUST DUCT UP WITH FIRE/SMOKE DAMPER AT 1ST FLOOR PENETRATION
N

1 CELLAR FLOOR PLAN

SCALE 1/16" = 1'-0"

31st STREET
AREA
7,712 SF
CHURCH
12x16 TOILET EXHAUST DUCT UP WITH FSD
12x10 CAPPED TOILET EXHAUST DUCT
S&R DUCTS UP TO RTU-1
S&R DUCTS UP TO RTU-2
S&R DUCTS UP TO RTU-3
S&R DUCTS UP TO RTU-4
60x14 SUPPLY AND RETURN DUCTS OFFSET TO LOW ROOF RTU's (TYP OF 2)
12x10 DN TOILET EXHAUST DUCT DN
N

2 GROUND FLOOR PLAN

SCALE 1/16" = 1'-0"

31st STREET
AREA
7,108 SF
CHURCH
12x16 TOILET EXHAUST DUCT DN
12x10 CAPPED TOILET EXHAUST DUCT
16x16 TOILET EXHAUST UP TO ROOF
S&R DUCTS UP TO RTU-5
S&R DUCTS UP TO RTU-6
RTU-1
RTU-2
RTU-3
RTU-4
N

3 SECOND FLOOR PLAN

SCALE 1/16" = 1'-0"

TAG	MANUFACTURER	MODEL	NOMINAL TONS	SUPPLY CFM	ESP (in H2O)	HP	O.A. CFM	COOLING TOTAL (MBH)	COOLING SENSIBLE (MBH)	COOLING O.A. TEMP	COOLING R.A.	HEATING INPUT (MBH)	HEATING OUTPUT (MBH)	VOLTAGE	PHASE	MCA	MOCP	EER	IEER	APPROX WEIGHT LBS	OPTIONS
RTU-1	LENNOX	LGH156H4BS-Y	13	5,200	1	3	780	156.5	117.4	95	80/67	260	208	208	3	70	80	12.0	13.0	2270	1,2,3,4,5
RTU-2	LENNOX	LGH156H4BS-Y	13	5,200	1	3	780	156.5	117.4	95	80/67	260	208	208	3	70	80	12.0	13.0	2270	1,2,3,4,5
RTU-3	LENNOX	LGH156H4BS-Y	13	5,200	1	3	780	156.5	117.4	95	80/67	260	208	208	3	70	80	12.0	13.0	2270	1,2,3,4,5
RTU-4	LENNOX	LGH156H4BS-Y	13	5,200	1	3	780	156.5	117.4	95	80/67	260	208	208	3	70	80	12.0	13.0	2270	1,2,3,4,5
RTU-5	LENNOX	LGH156H4BS-Y	13	5,200	1	3	780	156.5	117.4	95	80/67	260	208	208	3	70	80	12.0	13.0	2270	1,2,3,4,5
RTU-6	LENNOX	LGH156H4BS-Y	13	5,200	1	3	780	156.5	117.4	95	80/67	260	208	208	3	70	80	12.0	13.0	2270	1,2,3,4,5

ROOFTOP UNIT SCHEDULE

1. PROVIDE 14" HIGH FACTORY ROOF CURB
2. PROVIDE WITH FACTORY DISCONNECT SWITCH AND GFI CONVENIENCE OUTLET.
3. ELECTRICAL CONTRACTOR TO PROVIDE FIELD INSTALLED SMOKE DETECTORS IN SUPPLY AND RETURN DUCTS FOR SMOKE SHUT-DOWN.
4. PROVIDE STAINLESS STEEL HEAT EXCHANGER
5. PROVIDE FACTORY INSTALLED ENTHALPY CONTROLLED ECONOMIZER WITH POWERED EXHAUST.

4 RTU SCHEDULE

SCALE N.T.S.

31st STREET
ROOF TERRACE
6,841 SF
CHURCH
TEF-1
(1,500 CFM)
RTU-5
RTU-6

5 ROOF PLAN

SCALE 1/16" = 1'-0"

ROOF
2ND FLOOR
GROUND
CELLAR
RTU-5
(260 CFH)
RTU-6
(260 CFH)
RTU-1
(260 CFH)
RTU-2
(260 CFH)
RTU-3
(260 CFH)
RTU-4
(260 CFH)
2-1/2" CAPPED TEE FOR FUTURE ROOF EXPANSION
2,080 CFH CONNECTED GAS LOAD @ 6" W.C.
GAS METER

6 GAS RISER

SCALE N.T.S.

SBLM

Owner
Onyx Equities
301 Route 17 North
Rutherford, NJ 07070

Architect
SBLM Architects
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226
www.sblm.com

Structural
e2 Engineers
488 Montauk Avenue
New London, CT 06320
T: 860.437.3259
F: 860.437.3194
www.e2engineers.com

MEP Engineer
Harold Rosen Associates, LLC
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4228

Revisions

06/10/15	ISSUED FOR CLIENT REVIEW

Key Plan

31ST STREET
7TH AVENUE
N

Block #**780** Lot #**45**

NEW YORK CITY DEPARTMENT OF BUILDINGS

Project
Onyx Equities
210 West 31st Street
New York, NY 10001

Drawing Title
SINGLE-TENANT SCHEMATIC MEP PLANS

Drawing Number
MPE-100

Seal & Signature

Drawing Date	**07/23/15**
Project No.	**014206**
Drawn By	**DK**
Checked By	**JB & MR**
Drawing No.	**MEP-100**

Reserved for DOB

Filename: F:\Projects\2015\210 W 31st St\Preliminary\15 10-09-15\210 WEST 31ST STREET PLAN SKETCH with MEP.dwg Plotted by: Rosen, Peter Plot Time: 12/9/2015 7:02 PM

6
SMRH:479330698.9

Filename: F:\Projects\2015\210 W 31st St\Preliminary\15 10-09-15\210 WEST 31ST STREET PLAN SKETCH with MEP.dwg Plotted by: Rosen, Peter Plot Time: 12/9/2015 7:02 PM

PANEL PC

RATING 225 Amperes, 3 Ph, 4 wire — 208 VOLTS
MCB MLO — SURFACE X — RECESSED

Serves	Ckt	Poles	CB	Feeder wire	Feeder no.	A	B	C	Feeder wire	Feeder no.	CB	Poles	Ckt	Serves
SEWAGE EJECTOR	1	3	30	10	3	2,880	X	X			20	1	2	
	3					X	2,880	X			20	1	4	
	5					X	X	2,880			20	1	6	
	7	1	20				X	X			20	1	8	
	9	1	20			X		X			20	1	10	
	11	1	20			X	X				20	1	12	
	13	1	20				X	X			20	1	14	
	15	1	20			X		X			20	1	16	
	17	1	20			X	X				20	1	18	
	19	1	20				X	X			20	1	20	
	21	1	20			X		X			20	1	22	
	23	1	20			X	X				20	1	24	
	25	1	20				X	X			20	1	26	
	27	1	20			X		X			20	1	28	
	29	1	20			X	X				30	1	30	
	31	1	20				X	X			20	1	32	
	33	1	20			X		X			20	1	34	
	35	1	20			X	X				20	1	36	
	37	1	20			18,000	X	X					38	ASSUMED TENANT LTG & PWR LOAD
	39	1	20			X	18,000	X				3	40	
	41	1	20			X	X	18,000					42	

CONNECTED LOAD — 20,880 VA — 20,880 VA — 20,880 VA — 173.9 AMPS (CONNECTED)
DEMAND LOAD 100 % — 20,880 VA — 20,880 VA — 20,880 VA — 173.9 AMPS (DEMAND)
174.0 AMPS HIGHEST PHASE
62.64 KVA (CONNECTED)
62.64 KVA (DEMAND)

PANEL P1

RATING 225 Amperes, 3 Ph, 4 wire — 208 VOLTS
MCB MLO — SURFACE X — RECESSED

Serves	Ckt	Poles	CB	Feeder wire	Feeder no.	A	B	C	Feeder wire	Feeder no.	CB	Poles	Ckt	Serves
	1	1	20				X	X			20	1	2	
	3	1	20			X		X			20	1	4	
	5	1	20			X	X				20	1	6	
	7	1	20				X	X			20	1	8	
	9	1	20			X		X			20	1	10	
	11	1	20			X	X				20	1	12	
	13	1	20				X	X			20	1	14	
	15	1	20			X		X			20	1	16	
	17	1	20			X	X				20	1	18	
	19	1	20				X	X			20	1	20	
	21	1	20			X		X			20	1	22	
	23	1	20			X	X				20	1	24	
	25	1	20				X	X			20	1	26	
	27	1	20			X		X			20	1	28	
	29	1	20			X	X				30	1	30	
	31	1	20				X	X			20	1	32	
	33	1	20			X		X			20	1	34	
	35	1	20			X	X				20	1	36	
	37	1	20			18,000	X	X					38	ASSUMED TENANT LTG & PWR LOAD
	39	1	20			X	18,000	X				3	40	
	41	1	20			X	X	18,000					42	

CONNECTED LOAD — 18,000 VA — 18,000 VA — 18,000 VA — 149.9 AMPS (CONNECTED)
DEMAND LOAD 100 % — 18,000 VA — 18,000 VA — 18,000 VA — 149.9 AMPS (DEMAND)
150.0 AMPS HIGHEST PHASE
54.00 KVA (CONNECTED)
54.00 KVA (DEMAND)

PANEL P2

RATING 225 Amperes, 3 Ph, 4 wire — 208 VOLTS
MCB MLO — SURFACE X — RECESSED

Serves	Ckt	Poles	CB	Feeder wire	Feeder no.	A	B	C	Feeder wire	Feeder no.	CB	Poles	Ckt	Serves
	1	1	20				X	X			20	1	2	
	3	1	20			X		X			20	1	4	
	5	1	20			X	X				20	1	6	
	7	1	20				X	X			20	1	8	
	9	1	20			X		X			20	1	10	
	11	1	20			X	X				20	1	12	
	13	1	20				X	X			20	1	14	
	15	1	20			X		X			20	1	16	
	17	1	20			X	X				20	1	18	
	19	1	20				X	X			20	1	20	
	21	1	20			X		X			20	1	22	
	23	1	20			X	X				20	1	24	
	25	1	20				X	X			20	1	26	
	27	1	20			X		X			20	1	28	
	29	1	20			X	X				30	1	30	
	31	1	20				X	X			20	1	32	
	33	1	20			X		X			20	1	34	
	35	1	20			X	X				20	1	36	
	37	1	20			18,000	X	X					38	ASSUMED TENANT LTG & PWR LOAD
	39	1	20			X	18,000	X				3	40	
	41	1	20			X	X	18,000					42	

CONNECTED LOAD — 18,000 VA — 18,000 VA — 18,000 VA — 149.9 AMPS (CONNECTED)
DEMAND LOAD 100 % — 18,000 VA — 18,000 VA — 18,000 VA — 149.9 AMPS (DEMAND)
150.0 AMPS HIGHEST PHASE
54.00 KVA (CONNECTED)
54.00 KVA (DEMAND)

PANEL MEP

RATING 600 Amperes, 3 Ph, 4 wire — 208 VOLTS
MCB MLO — SURFACE X — RECESSED

Serves	Ckt	Poles	CB	Feeder wire	Feeder no.	A	B	C	Feeder wire	Feeder no.	CB	Poles	Ckt	Serves
RTU-1	1	3	80	4	3	8,400 8,400	X	X	3	4	80	3	2	RTU-4
	3					X	8,400 8,400	X					4	
	5					X	X	8,400 8,400					6	
RTU-2	7	3	80	4	3	8,400 8,400	X	X	3	4	80	3	8	RTU-5
	9					X	8,400 8,400	X					10	
	11					X	X	8,400 8,400					12	
RTU-3	13	3	80	4	3	8,400 8,400	X	X	3	4	80	3	14	RTU-6
	15					X	8,400 8,400	X					16	
	17					X	X	8,400 8,400					18	
RTU-FUTURE	19	3	80	4	3	8,400 8,400	X	X	3	4	80	3	20	RTU-FUTURE
	21					X	8,400 8,400	X					22	
	23					X	X	8,400 8,400					24	
TEF-1	25	1	20	12	2	1,200	X	X			20	1	26	
	27	1	20			X		X			20	1	28	
	29	1	20			X	X				30	1	30	
	31	1	20				X	X			20	1	32	
	33	1	20			X		X			20	1	34	
	35	1	20			X	X				20	1	36	
	37	1	20				X	X			20	1	38	
	39	1	20			X		X			20	1	40	
	41	1	20			X	X				20	1	42	

CONNECTED LOAD — 68,400 VA — 67,200 VA — 67,200 VA — 562.9 AMPS (CONNECTED)
DEMAND LOAD 100 % — 68,400 VA — 67,200 VA — 67,200 VA — 562.9 AMPS (DEMAND)
570.0 AMPS HIGHEST PHASE
202.80 KVA (CONNECTED)
202.80 KVA (DEMAND)

MAIN DISTRIBUTION PANEL "MDP"

VOLTAGE 208 — PHASE 3 — WIRE 4 — RATING (A) 1,600

CKT NO	DESIGNATION	POLES	A (VA)	B (VA)	C (VA)	SWITCH (AMP)	FUSE (AMP)	CONNECTED (AMP)	FEEDER SIZE
1	PANEL "PC"	3	20,880	20,880	20,880	200	200	174	4-#3/0+#6 GND
2	PANEL "P1"	3	18,000	18,000	18,000	200	200	150	4-#3/0+#6 GND
3	PANEL "P2"	3	18,000	18,000	18,000	200	200	150	4-#3/0+#6 GND
4	PANEL "MEP"	3	68,400	67,200	67,200	600	600	570	2 SETS 4-#350 MCM+#1 GND
5	ELEVATOR (30 HP)	3	13,200	13,200	13,200	200	200	110	3-#3/0+#6 GND
6	FUTURE PANEL "P4"	3	18,000	18,000	18,000	200	200	150	
7	SPACE					100			
8	SPACE					100			
9	TVSS	3	X	X	X				
			156,480	155,280	155,280			1,304	

ROOF
2ND FLOOR
GROUND
CELLAR
PNL P2
PNL MEP
PNL P1
PNL PC
SEB
4 SETS 4-600MCM
CT CAB
1600 A MDP

1 ELECTRIC RISER DIAGRAM
SCALE N.T.S.

2 PANEL SCHEDULES
SCALE N.T.S.

SBLM

Owner
Onyx Equities
301 Route 17 North
Rutherford, NJ 07070

Architect
SBLM Architects
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226
www.sblm.com

Structural
e2 Engineers
488 Montauk Avenue
New London, CT 06320
T: 860.437.3259
F: 860.437.3194
www.e2engineers.com

MEP Engineer
Harold Rosen Associates, LLC
545 West 45th Street
4th Floor
New York, NY 10036
T: 212.995.5600
F: 212.675.4226

Revisions
06/10/15 ISSUED FOR CLIENT REVIEW

Key Plan

N

Block #780 Lot #45
NEW YORK CITY DEPARTMENT OF BUILDINGS

Project
Onyx Equities
210 West 31st Street
New York, NY 10001

Drawing Title
SINGLE-TENANT SCHEMATIC MEP PLANS

Drawing Number
MPE-101

Seal & Signature

Drawing Date	07/23/15
Project No.	014206
Drawn By	DK
Checked By	JB & MR
Drawing No.	MEP-101

Reserved for DOB

7
SMRH:479330698.9

EXHIBIT C-2
PRELIMINARY DEVELOPMENT BUDGET

C-2-1
40000/0153-13662267v3
October 10, 2016
Error! Unknown document property name.

PRELIMINARY BUDGET
210 W 31st Street - New York, NY

ID #	DESCRIPTION	Prepatory Work	Building Demolition	Building Core & Shell	$ Amount
1	Environmental Work		$112,400		$112,400
2	Temporary Requirements	121,204	31,000	61,000	213,204
3	Building Demolition		606,100	45,550	651,650
4	Site Work			196,821	196,821
5	Concrete			446,350	446,350
6	Masonry			425,193	425,193
7	Structure Framing			926,824	926,824
8	Misc., Steel, Stairs, & Rails			215,154	215,154
9	Rough Carpentry			37,608	37,608
10	Millwork				0
11	Dampproofing & Waterproofing			23,058	23,058
12	Roofing			655,934	655,934
13	Metal Paneling			212,040	212,040
14	Fireproofing & Firestopping			100,288	100,288
15	Joint Sealants			15,000	15,000
16	Doors, Frames, & Hardware			21,300	21,300
17	Aluminum & Glassware			366,425	366,425
18	Windows				0
19	Access Doors			5,000	5,000
20	GWB Accessories			46,975	46,975
21	Tile				0
22	Acoustical Ceilings				0
23	Flooring & Base				0
24	Painting / VWC			19,446	19,446
25	Misc Specialties				0
26	Toilet Partitions				0
27	Wall Protection & Corner Guards				0
28	Identification Devices (Floor Signage)			2,000	2,000
29	Pedestrian Control Devices			2,089	2,089
30	Fire Extinguishers & Cabinets				0
31	Toilet Accessories				0
32	Window Treatments				0
33	Elevators			181,200	181,200
34	Fire Sprinkler			245,000	245,000
35	Plumbing			193,500	193,500
36	HVAC			308,200	308,200
37	Electrical		14,950	407,000	421,950
38	Fire Alarm			112,500	112,500
39	Tele/Data (House System)				0
40	Security (Conduit System)				0
41	**DIRECT WORK SUBTOTAL**				**$6,157,109**
42	Payment and Performance Bonding				$0
43	Design and Estimating Contingency	12,120	76,445	527,146	615,711
44	Miscellaneous General Requirements	6,666	10,242	527,277	544,185
45	Construction Management Staffing	6,300	163,684	687,734	857,718
46	Winter Weather Allowance	1,463	10,148	70,136	81,747
47	**MISCELLANEOUS DIRECT WORK SUBTOTAL**	**$26,549**	**$260,519**	**$1,812,293**	**$2,099,361**
48	Preconstruction Services (Allow)	$65,000			$65,000
49	GCL Insurance	1,847	12,812	88,547	103,206
50	**INDIRECT WORK SUBTOTAL**	**$66,847**	**$12,812**	**$88,547**	**$168,206**
51	Construction / Project Contingency	$16,140	$109,486	$756,677	$882,303
52	Change Order Contingency	16,140	109,486	756,677	882,303
53	**RECOMMENDED CONTINGENCIES**	**$32,280**	**$218,972**	**$1,513,354**	**$1,764,606**
54	Construction Management Fee to Onyx (3%)				$305,678
55	Soft Costs				400,000
56	**TOTAL PROJECT HARD COSTS**				**$10,894,960**

C-2-1
40000/0153-13662267v3
October 10, 2016
Error! Unknown document property name.

EXHIBIT D
FORM OF MANAGEMENT AGREEMENT
PROPERTY MANAGEMENT AGREEMENT

This Agreement is made as of __________________ (the “Effective Date”) between 210 WEST 31st STREET OWNER, LLC, a Delaware limited liability company ("Owner"), and ONYX MANAGEMENT GROUP, LLC, a New Jersey limited liability company ("Manager"), with reference to the following facts:

A.    Owner is the owner of certain the land and improvements commonly known as 210 West 31st Street, New York, New York (collectively, the "Premises").

B.     Manager represents that it is in the business of managing properties similar to the Premises and possesses the skills and experience necessary for the efficient first class management of the Premises
Now, Therefore, Owner and Manager agree as follows:

ARTICLE I
BASIC TERMS

1.1Appointment. Manager's appointment under Article III shall become effective as of the Effective Date.
1.2Term. The initial term of this Agreement (the "Initial Term") commences on the Effective Date and continues through and until the day immediately preceding the first (1st) anniversary of the Effective Date, subject to the rights of termination set forth in Article X below. The Initial Term shall be deemed renewed for successive periods of one (1) year, subject at all times to the rights of termination set forth in Section 10.1 (the Initial Term, and, to the extent renewed, all applicable renewal periods are hereinafter collectively referred to as the "Term").
1.3Role of Owner's Representative. ________________ ("Owner's Representative") is the duly authorized representative of Owner for the purpose of this Agreement and all powers and rights of Owner under this Agreement shall be exercised by Owner's Representative and all communications, remittances and things of any kind required to be delivered to Owner shall be delivered to Owner's Representative. Owner may from time to time designate a different Owner's Representative by written notice.
1.4Limit on Amount Authorized For Non-Emergency Purchase and Repairs and Contract Amount Requiring Owner Approval. The limit on the amount Manager may incur for non-emergency purchases or repairs not contemplated under the Budget approved by Owner without Owner's consent is $5,000.00 in any one instance.

3
SMRH:479330698.9

1.5Bank. Manager shall designate a bank (the "Bank") in which the rents and other revenues from the Premises shall be deposited pursuant to Section 5.10, subject to Owner's written approval, not to be unreasonably withheld, conditioned or delayed. The account or accounts shall be named as follows: ________________________ as Agent of ___________________, LLC (the "Bank Account"). The Owner may designate a different bank or a different account name at any time upon at least thirty (30) days' prior written notice to Manager.
1.6Manager's Commercial Crime Insurance Policy. See Section 5.16.
1.7Address of Owner. Unless changed by notice to Manager, the address of Owner for notices under Section 11.2 shall be:
c/o Onyx Equities, LLC
900 Route 9 North, Suite 400
Woodbridge, New Jersey 07095
Attn: John A. Saraceno, Jr.
and
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 800
Newport Beach, California 92603
Attn: Shep Wainwright

1.8Address of Manager. Unless changed by notice to Owner, the address of Manager for notices under Section 11.2 shall be.

Onyx Management Group, LLC
900 Route 9 North, Suite 400
Woodbridge, New Jersey 07095
Attn: Samuel Giordano

1.9Management Fee. Subject to Article IX, the Management Fee payable to Manager for its services under this Agreement shall be an amount per month equal to the greater of (1) three percent (3%) of Operating Receipts (as hereinafter defined), or (2) $8,500.
ARTICLE II
INDEX OF DEFINED TERMS AND EXHIBITS

Term	Where Defined
Bank	Section 1.5
Bank Account	Section 1.5

4
SMRH:479330698.9

Budget	Section 6.1(a)
Effective Date	Section 1.1
Emergencies	Section 5.4(a)
Hazardous Wastes	Section 5.17(a)
Initial Term	Section 1.2
Management Fee	Sections 1.9 and 9.1
Manager	Introductory paragraph of Agreement
Operating Receipts	Section 9.1
Owner	Introductory paragraph of Agreement
Owner’s Representative	Section 1.3
PPR	Section 6.2(a)(ii)
Premises	Recital A
Term	Section 1.2

Exhibit	Title	Reference
A	Schedule of Employees	Section 5.3
B	List and Forms of Receipts	Section 6.2

ARTICLE III
APPOINTMENT

Owner hereby appoints Manager as the manager for the Premises as of the Effective Date, and hereby authorizes Manager to exercise such powers with respect to the Premises as may be necessary for the performance of Manager's obligations under Article V. Manager hereby accepts such appointment on the terms and conditions hereinafter set forth for the Term of this Agreement. Manager shall have no right or authority, express or implied, to commit or otherwise obligate Owner in any manner whatsoever, except to the extent expressly provided in this Agreement.

ARTICLE IV
LEASING

Manager shall not be responsible for leasing services for the Premises unless Manager enters into a separate leasing agreement with Owner.

5
SMRH:479330698.9

ARTICLE V
DUTIES OF MANAGER

5.1General Duties.

Manager, on behalf of Owner, shall use its diligent, commercially reasonable good faith efforts to comply with this Agreement and with instructions as set forth herein or as may from time to time be provided by Owner to Manager. Manager shall perform its duties in a professional, diligent, careful and vigilant manner and shall manage, operate, repair, maintain and service the Premises comparable to similar properties. In connection therewith, Manager shall conduct the ordinary and usual business affairs of Owner relating to the Premises as provided in this Agreement and shall implement, or cause to be implemented, the Owner's decisions. Manager shall at all times conform to the policies and programs established by Owner provided such policies and programs are provided to Manager, and the scope of Manager's authority shall be limited thereby. Manager shall afford Owner the full benefit of the judgment, experience and advice of Manager and Manager's organization with respect to the policies to be pursued in management, and the execution of its responsibilities in a first class, professional, diligent, careful and vigilant manner. In particular, Manager shall have the duties and obligations set forth hereafter in this Article V. In no event shall Manager be obligated under this Agreement to provide any service or incur any obligations if Owner does not approve the Budget or otherwise provide funds sufficient therefor.
5.2Utility and Service Contracts. Manager shall negotiate contracts on behalf of Owner for gas, electricity, water, telephone, trash collection, sewer, elevator service, janitorial service, security service and such other services for terms of not greater than one (1) year, unless otherwise approved by Owner in writing in its reasonable discretion. All such service contracts entered into after the Effective Date shall be in the name of Owner and shall be terminable on thirty (30) days’ notice or less without penalty unless otherwise approved by Owner in writing. Manager agrees to provide to Owner a form or forms of such contracts for pre-approval. Manager shall have the authority to execute contracts that comply with this Agreement, including without limitation this Section 5.2, as agent for Owner, provided that such contracts do not materially deviate from the pre-approved form of such contracts. Notwithstanding the foregoing, upon written notice to Manager, Owner or Owner's consultants shall have the right to negotiate a master agreement for any and/or all utilities at the Premises.
5.3Employment of Personnel. All persons employed in connection with the operation and maintenance of the Premises shall either be employees of Manager or be independent contractors and shall not be employees of Owner. Subject to reimbursement pursuant to Section 8.2, Manager shall select, employ, pay, supervise, direct and discharge all employees necessary for the operation and maintenance of the Premises and use reasonable care in the selection and supervision of such employees. Manager shall be responsible for complying with all laws, regulations and collective bargaining agreements affecting such employment. Manager will be and will continue throughout the Term of this Agreement to be an Equal Opportunity Employer. Before employing anyone pursuant to this Section 5.3, Manager shall submit to Owner, for approval by Owner not to be unreasonably withheld, conditioned or delayed, a list in the form of Exhibit A attached hereto,

6
SMRH:479330698.9

(which shall update any such list previously submitted) showing the number of employees and the wages Manager proposes to pay such employees.
5.4Maintenance.

(a)Manager shall be responsible for coordinating the operational activities of the Premises to keep the Premises maintained in a clean and sightly condition and, subject to the terms of this Section 5.4, manage all repairs, alterations, replacements, installations, decorating and landscaping, and purchase all supplies necessary for (i) the proper operation of the Premises, (ii) the fulfillment of Owner's obligations under any lease of space in the Premises provided Owner gives Manager a copy of all such leases, (iii) the fulfillment of Owner's obligations under any mortgage encumbering the Premises, provided Owner gives Manager written notice of such mortgage obligations, (iv) compliance with covenants, conditions and restrictions affecting the Premises, provided Owner gives Manager written notice of such covenants, conditions and restrictions, and (v) compliance with all governmental and standard insurance requirements, provided Owner gives Manager a copy of such insurance requirements, and provided Manager shall not make any purchase or order any work costing more than the limit on the amount authorized for non-emergency purchases and repairs set forth in Section 1.4 without Owner's prior written approval (which approval may be obtained in the approved Budget or approved otherwise by Owner), except in circumstances reasonably deemed by Manager to be an emergency requiring immediate action for the protection of the Premises or tenants or other persons or to avoid the suspension of necessary services ("Emergencies"). Manager shall promptly notify Owner of the necessity for the nature of and the cost of such emergency repairs or compliance. If Owner shall require, Manager shall submit a list of contractors and subcontractors who are performing any work, repairs, alterations, replacements or services on the Premises under Manager's direction in excess of Five Thousand and 00/100 Dollars ($5,000.00). All repairs, alterations and replacements shall be of at least equal quality and workmanship to the original work.
(b)Manager shall obtain all necessary receipts, releases, waivers, discharges and assurances necessary to keep the Premises free of any mechanics', laborers', materials suppliers' or vendors' liens in connection with the maintenance or operation of the Premises in connection with work performed at the Premises on behalf of Owner. All such documentation shall be in such form as required by Owner. Upon request from Owner, Manager shall make available for inspection or provide copies of such documentation to Owner, at Owner's expense.

5.5Contracts with Third Parties.

(a)Manager shall supervise and be responsible for all employees, independent contractors, suppliers and other persons and entities engaged in the operation, repair, maintenance and servicing of the Premises on behalf of Owner or in any other activity within the scope of this Agreement. Excluding service agreements specifically referenced in an annual budget approved by Owner, all of such contractors, suppliers, persons and entities, and all contracts in excess of $5,000.00, shall be subject to Owner's prior written approval. Manager shall assure that any party performing work on the Premises maintains insurance satisfactory to Owner, including, but not

7
SMRH:479330698.9

limited to, Worker's Compensation Insurance (and, when required by law, compulsory non-Occupational Disability Insurance) and insurance against liability for injury to persons and property arising out of all such contractor's operations naming Manager, Owner and Owner's representatives as additional insureds on a primary and non-contributory basis and containing a waiver of subrogation rights against Owner and Property Manager. Manager shall obtain certificates of insurance for all such insurance before the work begins. Manager shall furnish copies of the certificates to Owner if requested by Owner. Manager shall require that all contractors engaged by Manager or Owner and brought onto the Premises have insurance coverage at the contractor's expense, in the following minimum amounts:

Worker's Compensation:	Statutory Amount
Employer’s Liability:	$1,000,000.00 minimum
Commercial General Liability	$1,000,000.00 each occurrence, $2,000,000.00 aggregate for Bodily Injury and Property Damage
Commercial Automobile Liability	$1,000,000.00 per accident for bodily injury and property damage
Umbrella Excess Liability	$3,000,000 minimum

(b)    Manager shall not execute, or otherwise enter into or bind Owner with respect to any contract or agreement for equipment, supplies, services or any other item without obtaining (i) two competitive written bids with respect to each purchase in excess of $25,000.00 (provided qualified contractors can be reasonably identified to do so), and (ii) three competitive written bids with respect to each purchase in excess of $100,000.00 (provided qualified contractors can be reasonably identified to do so). Manager shall not enter into any contract or agreement for more than the amount specified in Section 1.4 without Owner's prior written approval. Unless otherwise approved by Owner, all contracts, agreements or other arrangements made pursuant to this Agreement shall be in the name of Owner and shall be terminable without penalty on thirty (30) days' notice or less, with or without cause, and upon Owner's sale or transfer of the Premises.

5.6Purchase of Supplies and Materials. Manager shall purchase all equipment, tools, appliances, materials and supplies reasonably necessary or desirable for the maintenance and operation of the Premises. All such purchases shall be subject to the prior review and written approval of Owner if such purchases are not included in the current Budget. Such purchases shall be used solely in connection with the operation and maintenance of the Premises. In connection with the performance of its duties pursuant to this Section 5.6, Manager shall use its diligent, commercially reasonable, good faith efforts to qualify for any cash and trade discounts, refunds, credits, concessions or other incentives. All such discounts, refunds, credits, concessions and other

8
SMRH:479330698.9

incentives received by Manager shall inure and belong to Owner, and shall be deposited in the Bank Account when they are in the form of cash. If Owner is entitled to discounts from contractors and suppliers under any national or regional agreements, Manager shall avail itself of such national or regional agreements whenever possible.
5.7Contracts with Affiliated Entities. Manager shall not purchase materials, tools or supplies or contract for repair, construction or any other service for the Premises pursuant to Sections 5.2, 5.4 or 5.6 with a party in which Manager (or any subsidiary, affiliate or related entity) holds a beneficial interest, without the prior written approval of Owner.
5.8Complaints and Notices.

(a)Manager shall handle promptly complaints and requests from tenants, concessionaires and licensees. Manager shall notify Owner promptly of: (i) any notice received by Manager or known to Manager of violation of any governmental requirements (and make recommendations regarding compliance therewith); (ii) any notice received by Manager or known to Manager of any defect or unsafe condition in the Premises; (iii) any notice received by Manager or known to Manager of violation of covenants, conditions and restrictions affecting the Premises or noncompliance with loan documents affecting the Premises, if any; (iv) any notice received by Manager or known to Manager of any fire, accident or other casualty or damage to the Premises; (v) any notice received by Manager or known to Manager of any condemnation proceedings, rezoning or other governmental order, lawsuit or threat thereof involving the Premises; (vi) any notice received by Manager or known to Manager of any violations relative to the leasing, use, repair and maintenance of the Premises under governmental laws, rules, regulations, ordinances or like provisions; (vii) any notice received by Manager or known to Manager of any defaults under any leases or other agreements affecting the Premises; or (viii) any notice received by Manager or known to Manager of any violation of any insurance requirement. Manager shall promptly deliver to Owner copies of any documentation in its possession relating to such matters. Manager shall keep Owner reasonably informed of the status of the particular matter through the final resolution thereof. In the case of any fire or other damage to the Premises or violation or alleged violation of laws respecting Hazardous Wastes, Manager shall immediately give telephonic notice thereof to Owner. Manager shall complete all necessary and customary loss reports in connection with any fire or other damage to the Premises. Manager shall retain in the records it maintains for the Premises copies of all supporting documentation with reference to such notices.
(b)Manager shall promptly notify Owner and any insurance agent Owner may designate of any personal injury or property damage occurring to or claimed by any tenant or third party on or with respect to the Premises. Manager shall promptly forward to Owner with copies to any insurance agent Owner may designate any summons, subpoena or other legal document served upon Manager relating to the actual or alleged potential liability of Owner, of Manager or of the Premises.
(c)Should any claim, demand, suit or other legal proceeding be made or instituted by any third party against Owner which arises out of any matters relating to the Premises, this Agreement or Manager's performance hereunder, Manager shall promptly notify Owner thereof

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and shall give Owner all pertinent information, and reasonable assistance, in the defense or other disposition thereof.

5.9Tenant Insurance Certificates. Manager shall endeavor to secure from all tenants ACORD certificates of insurance and renewals thereof required to be furnished by the terms of their leases. Manager shall forward copies of the certificates to Owner if requested by Owner. Manager shall establish systems and procedures to enforce lease requirements that such policies of insurance do not lapse and that all persons required to be named as additional insureds are listed thereon.
5.10Enforcement of Leases and Deposit of Revenue.

(a)Manager shall take all necessary and proper actions to enforce the terms of all leases, concessions and licenses and to receive and collect all rents, including percentage rents, and all other revenues payable to Owner from the Premises as the same become due and payable. Manager shall deposit the rents and other revenues promptly in the Bank Account. The Bank Account shall be used exclusively for funds derived from the operation of the Premises. Owner may supply Manager with written instructions to notify promptly third parties of such deposits, to enable transfer of Owner's monies to other bank accounts. The Bank Account shall be opened by Manager and shall name as signatories only such employees of Manager as are from time to time approved in writing by Owner for such purpose and such other persons as Owner may designate in writing. All withdrawals from the Bank Account shall require two signatures. At Owner's option, the Bank Account may be comprised of two accounts, a checking account in which the funds on deposit shall be kept to the minimum practicable to pay day to day expenses and a money market account or other interest bearing account. Manager shall receive and collect all tenant security deposits payable to Owner by tenants of the Premises and deposit the same promptly in the Bank Account. To the extent tenants are entitled to interest on such security deposits or a refund of such deposits upon vacating the Premises, Manager shall pay such interest and refund such deposits from the Bank Account to the tenants entitled thereto. In the event state law requires that tenant security deposits be held in a separate account, such separate account shall be established by Owner. Checks drawn to refund security deposits to tenants shall be drawn only upon the signatures of an authorized employees of the Manager and Owner's Representative. Manager shall cooperate with Owner to satisfy such conditions as Owner may place on the release of a security deposit from the Bank Account. Manager shall maintain detailed records of all security deposits and allow Owner and its designees access to such records.
(b)Upon prior notice and written approval of Owner, Manager shall institute on Owner's behalf and defend, at Owner's expense, through legal counsel approved by Owner all necessary legal proceedings to: (i) collect rent or other income from tenants, concessionaires and licensees on the Premises; (ii) oust or dispossess any tenants or other persons from the Premises; and (iii) address any other matters requiring legal attention. Owner reserves the right to change the approved counsel to be used by Manager and to otherwise control litigation of any character affecting or arising out of the operation of the Premises.

5.11    Compliance with Laws and Other Requirements.

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(a)    Manager shall supervise compliance of the Premises with all applicable laws, ordinances, rules, regulations, requirements and orders of all federal, state and municipal governments, courts, departments, commissions, boards and offices, any national or local Board of Fire Underwriters or Insurance Services offices having jurisdiction, or anybody exercising functions similar to those of any of the foregoing which may be applicable to the Premises and the operations and management thereof.

(b)    Manager shall comply or supervise compliance with the provisions of any insurance policy or policies insuring Owner in relation to the Premises of which Manager is provided a copy (so as not to decrease the insurance coverage or increase the insurance premiums).

(c)    Manager shall be responsible for the performance by Owner under all leases of space in the Premises and any other lease, sublease, license agreement, easement agreement, covenant, condition, restriction, document of record, use permit, development agreement, operating agreement, mortgage or other similar document governing or applicable to the title, operation, management, occupancy, promotion and leasing of the Premises known to Manager.

5.12    Property Review. Tax Review and Other Programs.

(a)    Manager shall participate in Owner's property review programs to the extent requested by Owner. Such review shall include asset, investment, financial and strategy profiles in form and substance satisfactory to Owner and such assistance as Owner may request in connection with appraisals of the Premises. Manager shall respond, within 10 days, to Owner's management evaluation reports concerning reasonable actions to be taken by Manager to correct or modify its management standards for the operations or financial services provided for the Premises.

(b)    Manager shall participate in Owner's tax review program. Manager shall check tax assessments and assist Owner, when requested by Owner, in efforts to reduce such taxes. Manager shall promptly furnish Owner with copies of all assessment notices and receipted tax bills received by Manager.

(c)    Manager shall comply with Owner's reasonable energy conservation and Hazardous Wastes policies and submit energy consumption and Hazardous Wastes reports for the Premises in accordance with Owner's program for energy and Hazardous Wastes audits and reviews.

5.13    Permits and Authorizations.

(a)    Manager shall obtain and keep in full force and effect all licenses, permits, consents and authorizations as may be necessary for the maintenance, operation, management, repair, servicing or occupancy of the Premises. All of such licenses, permits, consents and authorizations shall be in the name of Owner.

(b)    Manager shall obtain and keep in full force and effect all licenses, permits, consents and authorizations as may be necessary for the proper performance by Manager of its duties and obligations under this Agreement (including, without limitation, qualification to do

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business) or as may be required under any lease covering any portion of the Premises. All such licenses, permits, consents and authorizations shall be in the name of Manager.

5.14Other Duties. Manager shall, at Owner's expense, perform all other services which are customary, necessary and appropriate to manage, operate and maintain the Premises.
5.15Confidentiality. Manager and all persons retained or employed by Manager in performing its services shall hold in confidence and not use or disclose to others any confidential or proprietary information of Owner heretofore or hereafter disclosed to Manager, including but not limited to any data, information, plans, programs, processes, costs, operations or tenants which may become known to Manager in the performance of, or as a result of, its services, except (i) where Owner specifically authorizes Manager in writing to disclose any of the foregoing to others, (ii) such disclosure reasonably results from the performance of Manager's duties hereunder, (iii) any of the foregoing is generally available to the public, or (iv) to the extent disclosure thereof is required by any applicable law or governmental authority.
5.16Manager's Insurance. Manager shall obtain a Commercial Crime Insurance Policy covering the activities of Manager and its employees who may handle or be responsible for monies or other property of Owner. The Commercial Crime Insurance Policy shall be in such form and amount and written with insurers authorized to do business in the State of New York and shall be rated at least A-VII by A.M. Best's Rating Service. The form, amount and insurer initially approved by Owner are subject to Owner’s prior approval, in Owner’s reasonable discretion. Manager shall maintain the Commercial Crime Insurance Policy in an amount equal to the greater of (i) three (3) months’ worth of gross rental income and (ii) $1,000,000.00. Such Commercial Crime Insurance Policy shall contain a loss payee endorsement in favor of Owner as its interest may appear. Manager shall furnish a certificate evidencing such Commercial Crime Insurance Policy to Owner prior to the Effective Date and thereafter immediately upon renewing or replacing such Commercial Crime Insurance Policy.

(a)Manager shall maintain the following insurance in Manager's name applicable to Manager's activities under this Agreement:

(i)Commercial General Liability Insurance, in an amount equal to not less than $3,000,000, each occurrence.
(ii)Automobile Liability Insurance, covering both owned (if any) and non-owned vehicles, in an amount equal to not less than $1,000,000, per accident.
(iii)Workers’ Compensation Insurance, as required by law covering all Manager's employees (and, when required by law, compulsory Non Occupational Disability Insurance).

Such insurance shall be underwritten by reputable, financially sound companies. Manager shall furnish Owner with ACORD certificates of insurance evidencing such insurance prior to the Effective Date and thereafter upon renewing or replacing such insurance. Any such bond or insurance

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required under this Agreement shall provide that the insurer shall endeavor to provide thirty (30) days prior written notice to the certificate holder upon cancellation or material modification.

5.17Hazardous Wastes.

(a)Manager shall not place or cause to be placed on the Premises, other than in the ordinary course of performing its obligations under this Agreement and in compliance with applicable law, any hazardous or toxic wastes or substances, as such terms are defined by federal, state or municipal statutes or regulations promulgated thereunder (collectively, "Hazardous Wastes"), other than usual and customary janitorial, maintenance and cleaning supplies which are kept, used, stored and disposed of in reasonable quantities and in compliance with applicable laws. If Manager discovers the existence of any Hazardous Wastes on the Premises, Manager shall immediately notify Owner. If such Hazardous Wastes were placed or caused to be placed on the Premises by Manager (other than in the ordinary course of performing its obligations under this Agreement and in compliance with applicable law), Manager shall, at its cost, diligently arrange for and complete the immediate removal thereof in accordance with applicable laws and Owner's directions. Manager shall not be responsible for any Hazardous Wastes present on the Premises prior to the Effective Date hereof, nor shall Manager be responsible for any Hazardous Wastes brought onto the Premises by a person other than Manager, its agents, or employees. Manager shall promptly notify Owner of any notice received by Manager from any governmental authority of any actual or threatened violation of any applicable laws, regulations or ordinances governing the use, storage or disposal of any Hazardous Wastes and shall cooperate with Owner in responding to such notice and correcting or contesting any alleged violation at Owner's expense.
(b)Subject to the prior written review and approval of Owner, Manager shall provide its employees, agents, consultants, governmental entities and the public with any notices or disclosures concerning Hazardous Wastes associated with the Premises required to be delivered by Manager under any applicable laws, including without limitation, any notices or disclosures concerning Hazardous Waste which Manager has received from Owner. Owner shall have the right to review such notices and disclosures before their distribution or submission by Manager and shall have the right, but not the obligation, to prescribe the form and content of any such notices or disclosures as long as the form and content prescribed by Owner comply with all applicable laws relating to such notices or disclosures. Owner shall provide Manager with any notices or disclosures concerning Hazardous Waste associated with the Premises required to be delivered by Owner under any applicable laws.
(c)Without limiting any other indemnification obligations provided by law or specified in this Agreement, Manager shall indemnify, defend (as Manager's sole cost and expense and with legal counsel approved by Owner which approval shall not be unreasonably withheld) and hold harmless the Owner, its affiliates, agents and employees from and against any and all third party claims, demands, losses, damage, disbursements, liabilities, obligations, fines, penalties, actions, causes of action, suits, costs and expenses, including without limitation, reasonable attorneys' fees and costs, and all other professionals' or consultants' expenses incurred in investigating, preparing for, serving as a witness in, or defending any action or proceeding, or in removing or remediating any Hazardous Wastes on, under, from or about the Premises, arising out

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of or relating to, directly or indirectly, Manager's breach of any of the terms of Section 5.17. This indemnity shall survive termination of this Agreement.
(d)Notwithstanding anything to the contrary contained herein, Manager shall have no liability to Owner whatsoever in connection with any Hazardous Wastes brought upon the Premises by Owner or any other party not under Manager’s direct control.

5.18Asbestos and Similar Compliance Matters. If the Premises are subject to the Occupational Safety and Health Administration's regulations relating to asbestos, or to any state law or regulation relating to asbestos or to any state law or regulation relating to carcinogenic or toxic chemicals, Manager shall, at Owner's expense, comply with such laws and regulations as they relate to the Premises.
5.19Owner's Insurance. Throughout the Term of this Agreement, Owner, or Manager at Owner's request and at Owner's cost and expense, shall obtain and maintain the insurance described below:

(a)Property insurance (including boiler & machinery coverage) on an estimated full replacement cost basis covering the Premises on an ISO “Causes of Loss – Special Form.”
(b)Commercial general liability insurance on an occurrence basis with limits of not less than Ten Million and Noll 00 Dollars ($10,000,000.00) in annual policy limits. Owner's insurance shall be primary and non-contributory to any insurance otherwise carried by Manager. Owner shall be the insured on such liability policy, with Manager included as an insured property manager.

Should Owner elect to place such insurance coverage directly, Owner shall provide Manager with a duplicate copy of the original policy and, if requested by Owner, Manager shall duly and punctually pay on behalf of Owner all premiums with respect thereto, before the policy's lapse due to nonpayment.

5.20Intentionally Omitted.

5.21Waiver of Subrogation. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, OWNER AND MANAGER HEREBY WAIVE ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION AGAINST THE OTHER, ITS AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, MEMBERS, SERVANTS OR SHAREHOLDERS FOR ANY LOSS OR DAMAGE TO PROPERTY OF THE WAIVING PARTY BY REASON OF FIRE, THE ELEMENTS, OR ANY OTHER CAUSE WHICH IS COVERED OR COULD BE COVERED BY STANDARD "ALL-RISKS" PROPERTY INSURANCE (INCLUDING COMPREHENSIVE BOILER AND MACHINERY COVERAGE), REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF THE OTHER PARTY HERETO, ITS AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, MEMBERS, SERVANTS OR SHAREHOLDERS. EACH PARTY'S PROPERTY INSURANCE POLICIES SHALL CONTAIN PROVISIONS WHERE THE

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INSURER WAIVES THEIR RIGHT OF SUBROGATION AGAINST SUCH OTHER PARTY. THIS SECTION 5.21 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

ARTICLE VI
BUDGETS, REPORTS, AND OTHER FINANCIAL MATTERS

6.1Budgets and Business Plans.

(a)Manager shall prepare and submit to Owner a proposed operating and capital budget (the "Budget") for the operation, repair and maintenance of the Premises for the remainder of the calendar year in which the Effective Date occurs, no later than thirty (30) days after the Effective Date. Thereafter, on or before the date specified each year by Owner (but not later than October 1), Manager shall prepare and submit to Owner an updated Budget for the remainder of the current calendar year and a preliminary Budget for the next calendar year. Thereafter, Manager shall prepare and submit to Owner the final Budget for the next calendar year, incorporating any changes requested by Owner. Such Budgets shall: (i) be prepared utilizing the Kardin software, (ii) be prepared on a cash and/or accrual basis, as directed by Owner, and (ii) show a month by month projection of income, expenses, capital expenditures and reserves. Owner shall have final approval over the Budget, provided Owner may not disapprove the payments required to be made to Manager hereunder. If a Budget is not agreed to prior to the commencement of the next succeeding calendar year, beginning on January 1st of such year until a Budget is approved, Manager shall operate the Premises in accordance with the Budget for the immediately preceding calendar year (subject to an increase of ten percent (10%) in any line items over such line items for the prior calendar year subject to (a) an aggregate limitation for all line items of a five percent (5%) increase, and (b) such provisions of the Budget which have been approved); provided, however, Manager shall be permitted to make such expenditures in excess of the amounts set forth in the last approved Budget for taxes and other governmental charges, insurance premiums, utility charges, union wage and work rule cost increases, amounts required to be paid pursuant to existing leases and contracts, and amounts required to be paid in the event of an emergency to preserve the value of the Premises until a Budget for the current calendar year is approved.
(b)After written approval of each such Budget by Owner, Manager shall (i) implement the Budget and shall be authorized, without the need for further approval by Owner, to make expenditures and incur the obligations provided for in the approved Budget subject to the limitations set forth in Section 5.4 for non-emergency purchases and repairs, and (ii) use commercially reasonable efforts to ensure that the actual cost of operating the Premises shall not exceed the approved Budget, however in no event is Manager guarantying that the Premises can be managed in accordance with such Budget.
(c)Within 30 days following Owner’s written request, which request shall not be made more often than once per calendar year, Manager shall provide Owner with a draft of a business plan for the Premises, containing such information as Owner may reasonably request, including (i) a list of all properties competitive with the Premises, a list of the tenants of each and

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all other reasonably available information respecting each, and (ii) basic demographic data relating to the market area of the Premises, including population growth, major employers, employment and unemployment levels and, if the Premises is a retail property, retail sales and housing starts.

6.2Reports.

(a)Manager shall, during the Term of this Agreement, deliver the following reports to Owner relating to the management and operation of the Premises in form and substance reasonably determined by Owner. All accounting shall be done using the MRI accounting software currently used by Owner, and Owner shall pay the associated setup and monthly costs relating thereto as a recoverable property expense.

(i)Monthly Property Performance Report ("PPR"): On or before the 10th day of each calendar month, the Manager shall deliver monthly PPR, in format provided by Owner, which will include, among other things, current and prospective lease status reports and occupancy summaries, status of capital and leasing improvements, projected capital requirements, status of outstanding accounts receivable, explanation of cash basis budget to actual variances on a year-to-date basis, and any other significant property events/issues.
(ii)Monthly U.S. GAAP Financial Statements: As soon as practicable, and in any event within 5 working days of the 20th of each month, the Manager shall deliver monthly accrual basis financial statements for the prior month prepared in accordance with US GAAP which shall include straightening of rent and maintenance of depreciation and amortization on both a GAAP, tax, and E&P basis. Such financial statements shall be prepared in such form as approved by Owner, which shall include, among other things, balance sheet, 13 month income statement with year-to-date actual to budget comparison, depreciation and amortization schedule generated through BNA software, FAS 13 schedules generated through MRI software and supporting schedules for significant balance sheet items such as accounts payable accruals, property taxes, insurance, prepaid, and allowance for doubtful accounts. See Exhibit B for GAAP Report Table of Contents and Accrual Basis Report Checklist for a complete listing of required reports. The Accrual Basis Report Checklist is required to be signed by both the preparer of the financial statements and their supervisor as representation that the reports are accurate and complete. The Monthly U.S. GAAP Financial Statements shall be signed by Manager’s Chief Financial Officer as representation that the statements are accurate and complete.
(iii)Reserved.
(iv)Annual U.S. GAAP Financial Statements: For Annual U.S. GAAP Financial Statements, cash cutoff date at year-end (December) shall be the last day of the month. As soon as practicable, and in any event within seven (7) working days of December 31st, the Manager shall deliver annual accrual basis financial statements prepared in a manner and form consistent with item (ii) above. In addition, Manager shall provide any information as reasonably required to complete the Owner's annual audited financial statements and 10-K.
(v)Other information: From time to time, upon Owner's request, such other information with regard to property as may reasonably be requested, including without

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limitation such information and forms as are attached hereto as Exhibit B and incorporated herein by this reference.

(b)To ensure the reliability of all reports required by this section, Manager shall for all months other than year-end (December) on or before the 20th of each month: pay all charges, fees, bills and invoices which are normally and customarily incurred monthly in connection with the operation of the Premises and any other amounts which are payable that month, provided that if any charges, fees, bills and invoices for that month cannot be paid by the 20th, Manager shall accrue such items. If due to extraordinary circumstances, Manager incurs any expense after the 20th day of the month which is not reflected on the statements required by this section, Manager shall immediately notify Owner of said expense. At year end, an additional check funding shall be made by Owner as needed to pay charges and expenses required before the end of the year.]

6.3Remittance of Funds to Owner. No later than the 10th day of each calendar month Manager shall remit to Owner all funds collected as part of Manager's obligations hereunder in excess of (i) anticipated expenditures for the calendar month that Manager is authorized to make pursuant to the Budget, (ii) any reserves approved by Owner and (iii) the Management Fee payable pursuant to Section 9.1. Owner shall have the right to require the transfer to Owner at any time of funds in the Bank Account considered by Owner to be in excess of an amount reasonably required by Manager for disbursement and compensation purposes in connection with the operation and management of the Premises.
6.4Records. Manager agrees to keep proper records with respect to the management and operation of the Premises, and to retain those records for periods specified by Owner. Such books, records and accounts shall include, without limitation, vouchers, statements, receipted bills and invoices, employment records, documents, notices, agreements, contracts, correspondence, leases, permits, licenses, authorizations, all collections and disbursements related to the Premises, the deposits to the Bank Account and other business and affairs of the Premises within the responsibility of Manager pursuant to this Agreement. Owner shall have the right, during the Term of this Agreement, to inspect such records and audit the reports required by Section 6.2 during normal business hours upon reasonable prior notice to Manager at such location as Manager shall maintain such records and in a manner so as to not unreasonably interfere with Manager’s normal day-to-day business operations. All such records, data, information and documents shall at all times be the property of Owner and shall be delivered to Owner without demand upon termination of this Agreement.
6.5Duty of Care. Manager shall exercise such control over accounting and financial transactions as is reasonably required to protect Owner's assets from loss or diminution due to error, negligence, recklessness, willful misconduct, fraud or criminal acts on the part of Manager or its employees, but shall have no such responsibility with respect to actions taken by independent contractors, consultants, etc.. Losses caused by such error or activity shall be borne by Manager, to the extent such losses are not paid to Owner pursuant to the insurance required by Section 5.16. In no event shall Manager be responsible for any loss of investments or other losses as the result of the failure of any financial institution or the choice of investments made by Owner.

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6.6Sarbanes-Oxley Compliance.

(a)    Compliance Services. Manager shall provide Owner’s internal audit team (A) reasonable access to Manager’s personnel and books and records to facilitate the completion of the Owner’s annual Sarbanes-Oxley Compliance Plan, (B) copies reasonably requested by Owner of current internal control documentation, (C) availability to discuss, review and provide comments on process flow diagrams, narratives, walkthroughs and testing of controls to ensure that those documents accurately reflect Manager’s processes in connection with its obligation to Owner, (D) timely response to internal control recommendations and observations, reasonably agree to remedial action plans (if any), and timely implement those plans in order to ensure compliance with Owner’s annual Sarbanes-Oxley Compliance Plan, and (E) copies of SOC I Type II and bridge letters for key applications used to record business and accounting transactions.

(b)    SOC 1 Report. If Manager preforms accounting services, Manager will deliver to Owner, at Manager’s sole cost and expense, Manager’s Service Organization Control 1 Type 2 report (the “SOC 1 Type 2 Report”) prepared by a qualified independent audit firm with respect to the Statement on Standards for Attestation Engagements 16, Reporting on Controls at a Service Organization (“SSAE 16”) as promulgated by the Auditing Standard Board of the American Institute of Certified Public Accountants, as same may be amended, from time to time.  The SOC 1 Type 2 Report must be issued by December 1st of each calendar year and cover the entire preceding Fiscal Year. Additionally, Manager must deliver a "Bridge Letter" to Owner stating that the Manager’s control environment relevant to SSAE 16 has not changed since the end of the effective date of the audited SOC 1 Type 2 Report (or equivalent report) and must cover through Owner’s fiscal year end.

(c)    Delegation of Duties. Manager may, at Manager’s cost and expense, engage a reputable third-party accounting services firm reasonably acceptable to Owner to perform the services required of Manager under this Section 6.6. Any such engagement shall be pursuant to a written agreement (an “Accounting Services Agreement”) acceptable to Owner in Owner’s reasonable discretion.

ARTICLE VII
INDEMNIFICATION

7.1Without limiting any indemnity provided elsewhere in this Agreement, Manager shall indemnify, defend, protect and hold harmless Owner and Owner's Representative and their officers, directors, partners, members and employees from and against all third party claims, losses and liabilities (including all reasonable expenses and attorneys' fees) resulting from property damage (including, but not limited to, damage to the property of Owner and its agents, affiliates and employees, but only to the extent such property damage is not covered by the proceeds of the insurance policies required to be carried by Owner pursuant to Section 5.19 above), personal injury, death, defamation or false arrest which arise out of (a) any material breach of this Agreement by Manager, or (b) the gross negligence, recklessness, willful misconduct, fraud or criminal acts of Manager, its agents or employees.

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7.2Owner shall indemnify, defend, protect and hold harmless Manager and its officers, directors and employees from and against all third party claims, losses and liabilities (including all reasonable expenses and attorneys' fees) resulting from property damage (including, but not limited to, damage to the property of Manager and its agents and employees, but with respect to damage to property of Manager only to the extent such property damage is not covered by the proceeds of the insurance policies required to be carried by Manager under Section 5.16 above), personal injury, death, defamation or false arrest which arise out of (a) any material breach of this Agreement by Owner, or (b) the gross negligence, recklessness, willful misconduct, fraud or criminal acts of Owner or its employees or agents.
7.3All indemnities contained in this Agreement shall survive the expiration or termination of this Agreement.

ARTICLE VIII
COSTS AND EXPENSES

8.1    Costs and Expenses of Manager. Except as otherwise expressly provided herein, all costs and expenses incurred by or on behalf of Manager in performing its obligations hereunder shall be borne solely by Manager, including, without limitation, the following expenses or costs in connection with the operation and management of the Premises:

(a)    Cost of gross salary and wages, payroll taxes, insurance, worker's compensation, pension benefits and any other benefits of Manager's supervisory and home and regional office personnel;
(b)    General accounting and reporting services, as such services are considered to be within the reasonable scope of Manager's responsibilities to Owner;
(c)    Cost of forms, stationery, ledgers and other supplies and equipment used in Manager's home office or regional home office;
(d)    Cost or pro rata cost of telephone and general office expenses incurred on the Premises by Manager for the operation and management of properties other than the Premises;
(e)    Cost or pro rata cost of data-processing equipment located at Manager's home or regional office;
(f)    Cost or pro rata cost of data processing provided by computer service companies;
(g)    Cost of all bonuses, incentive compensation, profit sharing or any pay advances to employees employed by Manager in connection with the operation and management of the Premises, except for payments to individuals specifically approved in the Budget or other writing by Owner in advance;

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(h)    Cost of automobile purchases and/or rentals, unless the automobile is being provided by Owner;
(i)    Costs attributable to claims, losses and liabilities arising from (i) any breach of this Agreement by Manager or (ii) the gross negligence, recklessness, willful misconduct, fraud or criminal acts of Manager's agents or employees;
(j)    Cost of comprehensive crime insurance purchased by Manager for its own account;
(k)Costs for meals, travel and hotel accommodations for Manager's home or regional office personnel who travel to and from the Premises, unless expressly authorized by Owner; and
(l)Cost of obtaining and maintaining such licenses, permits, consents and authorizations as are required by Section 5.13(b).

8.2    Reimbursement by Owner. The following expenses or costs incurred by or on behalf of Manager in connection with the operation and management of the Premises shall be reimbursable monthly by Owner by disbursement from the Bank Account to the extent they are (i) expressly listed in the Budget, (ii) exceed approved Budgets but which result from Emergencies, or (iii) approved in writing by Owner or otherwise specifically provided in this Agreement and are supported by proper documentation from Manager:

(a)Cost of the gross salary, bonuses and other employee benefits and burdens for those employees of Manager providing services to the Premises; if any such employees provide direct management services to properties other than the Premises, costs of the gross salary and employee benefits and burdens for such employees shall be allocated among such properties;
(b)cost of accounting, financial and tax reporting services (prorated if off-site) which are within the reasonable scope of Manager's responsibility to Owner and all other financial reporting requested by Owner, including, but not limited to salary and compensation of accounting, financial and tax reporting staff and the costs, fees and charges, but excluding all costs, fees, and charges due or to become due under any Accounting Services Agreement;
(c)cost of software, forms, paper, ledgers and other supplies and equipment used in Manager's office, including license fees for software used on site and in required offices;
(d)cost of procuring and providing insurance permitted or required to be maintained by Manager pursuant to Section 5.19 of this Agreement and cost of ownership risk mitigation programs;
(e)cost to correct any violation of federal, state and municipal laws, ordinances, regulations and order relative to the leasing, use, repair and maintenance of the Premises, or related to the rules, regulations or order of the local board of fire underwriters or other similar body;

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(f)cost of collection of delinquent rentals;
(g)cost of legal fees of attorneys, provided such attorneys have been designated or approved in advance by Owner;
(h)cost of service contracts and cost of on-site utilities used by Manager in connection herewith;
(i)costs of leasing commissions for leasing space within the Premises payable to third party brokers;
(j)cost of capital expenditures;
(k)cost of professional dues and professional development;
(l)costs of printed checks for each bank account required by Owner;
(m)costs of personal computers, computer software and other technology and equipment used by Manager in connection with the Premises and the cost of connections to Manager's computer network;
(n)costs of a management office, including necessary furnishings and equipment;
(o)actual costs of making all repairs, decorations and alterations to the Premises;
(p)the Management Fee payable as provided in Sections 1.9 and 9.1;
(q)cost of audits as required by leases and other outside audits as may be requested by Owner;
(r)political or charitable contributions specifically approved by Owner;
(s)costs and expenses associated with the lease and operation of the conference center in the Premises;
(t)all other costs and expenses reasonably incurred by Manager in performing its duties hereunder
(u)all other costs and expenses for which Owner is obligated to reimburse Manager as provided in this Agreement; and
(v)any and all other costs necessary to the management, operation and maintenance of the Premises.

8.3    Payment of Other Costs. Manager may make the expenditures set forth in the approved Budget, provided, the Manager shall not issue a check for any purchase or work in excess of the limit on the amount authorized in the approved Budget or otherwise allowed hereunder without Owner's approval except in Emergencies as authorized in Section 5.4.

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8.4    Payment of Certain Charges Affecting the Premises. If instructed by Owner in the Budget or otherwise in writing, Manager shall pay from the Bank Account all taxes, special assessments, ground rents, insurance premiums and mortgage payments affecting the Premises as they become due and before any delinquency date. Owner reserves the right, at its option, to make any such payments directly, upon written notice to Manager.

8.5    Insufficient Funds in Bank Account. Manager shall not be required to expend any of its own funds for disbursements chargeable to Owner. If there are insufficient funds in the Bank Account for a disbursement, Manager may, after notifying Owner of such insufficiency in writing, defer making any disbursement until Owner has furnished the funds necessary for such disbursement.

8.6     Nonpayment. If Manager fails to make any payment when required or fails to perform any act required under this Agreement, then Owner, after 10 days' written notice to Manager (or, in the case of any emergency, without notice) and without waiving or releasing Manager from any of its obligations hereunder, may (but shall not be required to) make such payment or perform such act, and may exercise such other rights and remedies as are available under this Agreement, at law and/or in equity in connection with such breach by Manager.

ARTICLE IX
COMPENSATION

9.1Management Fee. Owner shall pay Manager as compensation for the management services rendered hereunder a management fee (the "Management Fee") at the rate specified in Section 1.9. Such Management Fee shall be payable monthly in arrears, on the 1st day of each calendar month. Manager shall withdraw such Management Fee from the Bank Account and shall account for it as required by Section 6.2. The term "Operating Receipts" shall mean all revenues received by or for the benefit of Owner during the Term hereof in connection with the leasing, ownership, use or occupancy of the Premises, including, but not limited to, rents (office, storage, garage, retail and percentage), billings to tenants for services, proceeds of business interruption and rent loss insurance, amounts received in settlement of leases, and payments by tenants for capital improvements; however, Operating Receipts shall exclude (i) fire loss or other insurance proceeds (other than business interruption or rent loss insurance proceeds), (ii) security deposits except for the portion forfeited and applied to rent, (iii) prepaid rents except for the portion applied to the then current month; (iv) sums collected or paid for sales, excise or use taxes, (v) any amount paid for, or in connection with, the termination of leases or other agreements with tenants, or (vi) reimbursement by any tenant (other than rent) in a lump sum for expenditures made by Owner for tenant improvements for which tenant is responsible.
9.2Owner-Occupied Space. Manager shall not be entitled to any Management Fee with respect to Owner occupied space in the Premises unless a Management Fee for such space is specifically provided for in Section 1.9. In no event shall Manager be entitled to any Management Fee for any space occupied or used by it in the Premises.

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ARTICLE X
TERMINATION

10.1Termination.

(a)Termination by Manager Without Cause. Manager, in Manager's sole discretion, shall have the power to terminate this Agreement on sixty (60) days' notice to Owner for any reason or no reason.
(b)Termination by Owner Without Cause. Owner, in Owner’s sole discretion, shall have the power to terminate this Agreement on thirty (30) days’ notice to Manager for any reason or no reason.
(c)Sale of the Premises. Owner shall have the power to terminate this Agreement upon the sale of the Premises (but not a pledge or mortgage) to a third party which is unaffiliated with Owner in a bona fide transaction, such termination to be effective as of the date of the sale. Owner shall use reasonable efforts to give Manager not less than thirty (30) days' written notice of such anticipated event.
(d)Termination by Owner With Cause. Owner shall have the power to terminate this Agreement upon five (5) days' written notice to Manager if any of the following shall occur:

(i)Manager fails to timely pay any sum owed or due and such sum remains unpaid for more than ten (10) days after notice from Owner or another third party;
(ii)Manager commits any fraud, willful misconduct, or breach of trust, makes any material misrepresentation or misappropriates funds in the performance of its obligations under this Agreement;
(iii)Manager, or any principal of Manager is convicted or pleads guilty or nolo contendere to any felony that involves the Premises;
(iv)Manager files, or there shall be filed against Manager a petition in bankruptcy;
(v)Manager makes an assignment for the benefit of creditors;
(vi)the Premises are damaged or destroyed and Owner decides not to rebuild or restore the Premises;
(vii)a substantial portion of the Premises is taken by condemnation or similar proceedings; and
(viii)Manager shall be in material breach of any other nonmonetary obligations contained in this Agreement, and such material breach shall continue for thirty (30) days after written notice thereof from Owner to Manager specifying the particulars of such breach (plus,

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with respect to breaches which Manager commences diligent efforts to cure within such period, but which cannot reasonably be cured within thirty (30) days, such additional period as is reasonably necessary to cure such breach).

(e)Termination by Manager With Cause. Manager shall have the power to terminate this Agreement upon five (5) days' written notice to Owner if any of the following events occurs:
(i)Owner fails to timely pay any sum owed to Manager which remains unpaid for more than ten (10) days after notice from Manager; or

(ii)Owner commits a material violation or breach of any other obligation of Owner under this Agreement which remains uncured for more than thirty (30) days after notice from Manager (plus, with respect to breaches which cannot reasonably be cured within thirty (30) days, such additional time as is reasonably necessary to cure such breach).

(f)    Effect of Termination. In the event that this Agreement is terminated, Manager shall be entitled to all fees and reimbursements earned or accrued through the date of termination, which obligation shall survive such termination. In addition to or in lieu of terminating this Agreement, if Manager or Owner defaults under this Agreement beyond applicable notice and cure periods, Owner or Manager (as applicable) may pursue such other rights and remedies as may be available under applicable law. This Section 10.1(f) shall survive the expiration or termination of this Agreement.

10.2Obligations Upon Termination.

(a)Upon termination of this Agreement for any reason, Manager shall deliver the following to Owner on or before thirty (30) days following the termination date:

(i)A final accounting, reflecting the balance of income and expenses for the Premises as of the date of termination;
(ii)Any monies due to Owner and any tenant security deposits held by Manager with respect to the Premises; and
(iii)All keys, property, supplies, records, contracts, drawings, leases and correspondence, in existence at the time of termination and all other papers or documents pertaining to the Premises (except that Manager may keep copies of such documents as Manager is required by law to retain). All data, information and documents shall at all times be the property of Owner.

Manager shall remove all signs that it may have placed at the Premises containing its name and repair any resulting damage.

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(b)Upon the effective date of the termination of this Agreement for any reason, Manager's right to withdraw funds from the Bank Account or any other account which contains funds collected in connection with the Premises shall terminate.\
(c)Within 30 days after termination of this Agreement, Owner shall reimburse Manager for all expenses incurred by Manager and properly reimbursable by Owner under Section 8.2 and pay all fees properly payable to Manager for services rendered up to the date of such termination.
(d)Upon the expiration or earlier termination of this Agreement in its entirety, neither party shall have any further rights or obligations under the Agreement (other than those obligations which accrued prior to the expiration or termination of this Agreement or which by the terms hereof expressly survive, or expressly provide for obligations to be performed following, such expiration or termination).
ARTICLE XI
MISCELLANEOUS

11.1    Status of Manager. It is the intention of the parties to create a relationship wherein Manager is an independent contractor in the management, operation and maintenance of the Premises, and Owner is the beneficiary of such management, operation and maintenance. Nothing herein contained shall be construed as creating the relationship of employer-employee, principal-agent or establishing any partnership or joint venture arrangement between Owner and Manager. Manager shall afford Owner the full benefit of the judgment, experience and advice of Manager and Manager's organization with respect to the policies to be pursued in management, and the execution of its responsibilities in a diligent, careful and vigilant manner.

11.2    Notices. Any statement, notice recommendation, request, demand, consent or approval under this Agreement must be in writing and personally delivered or sent by overnight courier service, such as Federal Express or sent by United States, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed to have been given upon receipt or refusal of delivery, provided that in the case of communications sent by overnight courier service or United States registered or certified mail, the communication is addressed as set forth in Section 1.7 if sent to the Owner's Representative and as set forth in Section 1.8 if sent to Manager. Either party may, by written notice, designate a different address.

11.3    Ownership of Fixtures and Personal Property. Manager acknowledges that Owner owns all fixtures and personal property situated on or about the Premises and used in or necessary for the operation, maintenance and occupancy of the Premises (including, without limitation, any personal property purchased by Manager pursuant to Section 5.6).

11.4    Intentionally omitted.

11.5    Assignment by Manager. Manager shall not transfer or assign this Agreement or any part thereof or any of its rights or obligations hereunder without the prior written consent of Owner.

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11.6    Severability. Each provision of this Agreement is intended to be severable. If any term or provision hereof or the application thereof to any entity or circumstance shall be determined by a court of competent jurisdiction to be illegal or unenforceable for any reason whatsoever, such term, provision or application thereof shall be severed from this Agreement and shall not affect the validity of the remainder of this Agreement or the application of such term or provision to any other entity or circumstance.

11.7    Costs of Suit. If Owner or Manager shall institute any action or proceeding against the other relating to this Agreement, the unsuccessful party shall reimburse the successful party for its disbursements incurred in connection therewith and for its reasonable attorneys' fees, as fixed by the court.

11.8    Waiver. No consent or waiver, express or implied, by either party to or of any breach or default by the other party in the performance of its obligations hereunder, shall be valid unless in writing. No such consent or waiver shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of any other obligations of such party hereunder. The failure of any party to declare the other party in default shall not constitute a waiver by such party of its rights hereunder, irrespective of how long such failure continues. The granting of any consent or approval in any one instance by or on behalf of Owner shall not be construed to waive or limit the need for such consent in any other or subsequent instance.

11.9    Remedies Cumulative. No remedy herein contained or otherwise conferred upon or reserved to Owner or Manager shall be considered exclusive of any other remedy, but such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute. Every power and remedy given by this Agreement to Owner or Manager may be exercised from time to time and as often as occasion may arise or as may be deemed expedient.

11.10    Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes all prior oral or written agreements, understandings, representations and covenants, to the extent that they are inconsistent with this Agreement.

11.11    Amendment. This Agreement may not be amended or modified except by an agreement in writing signed by the party against whom enforcement of such change or modification is sought.

11.12    Governing Law; Exclusive Venue. This Agreement and the obligations of Owner and Manager shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, and the parties agree that any dispute amongst them shall be exclusively heard and decided before the courts of appropriate jurisdiction located within the Supreme Court of the State of New York, County of New York, the Civil Court of the City of New York, County of New York and the United States District Court for the Southern District of New York.

11.13    Gifts. Manager shall not accept any gift from vendors employed in connection with the Project, other than gratuities of nominal value received in the ordinary course of business.

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Manager shall not, on Owner's behalf or in connection with the services being rendered under this Agreement, provide any gift to or otherwise entertain any public official. The term "public official" means every member, officer, employee or consultant of a state or local agency. The term "gift," as used herein, includes any service or merchandise of any kind, discounts on merchandise or services, meals and any other item of value. Under no circumstance shall Owner be deemed to have waived the provisions of this Section as to a specific gift unless the waiver is in writing and signed by two authorized officers of Owner.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

OWNER:
_________________________________,
a ________________________________

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

MANAGER:

_________________________________,
a ________________________________

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

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EXHIBIT A
SCHEDULE OF EMPLOYEES

This Exhibit A is attached to and incorporated by reference into that certain Property Management Agreement (the "Agreement") dated as of _________________, executed between KBS SOR II ______________________, LLC, a Delaware limited liability company ("Owner"), and ___________________________, a ___________________ ("Manager").

This schedule is to be updated and submitted for Owner's approval pursuant to Section 5.3 of the Agreement prior to any of the following events occurring: (i) employment of new personnel, (ii) any change in compensation and/or fringe benefits or employee burden, (iii) annually upon approval of the operating budget for the next year, or (iv) any change in the onsite cost allocation percentage (personnel or otherwise) between the Premises and other properties managed by any of the onsite staff.

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SCHEDULE

Staffing Schedule

[Reimbursement of personnel will be at the flat rate fee of TBD cents per rentable square foot excluding any overtime required to manage the asset due to emergencies or after hours maintenance requirements.]

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EXHIBIT B

REQUIRED FORMS AND INFORMATION

1.
Obtain and review prior month PPR for changes in leasing activity(as noted in Tenant tab of PPR) and other issues or property activity (as noted in Asset Summary tab of PPR) or other sections of PPR, consider impact of these changes on expected trends on the income statement when reviewing 12 month income statement. Consider among other things:
*Increases in occupancy or new leases, correlate with an increase in revenues
*Decreases in occupancy or expiring leases, correlate with a decrease in revenues
*Early terminations, correlate with lease termination income, decrease in revenues in the future, and consideration for write-off of intangible assets, accounts receivable and deferred rent
*Early renewals, access whether rental rate decreased, possible lease concessions, and corresponding decrease in revenues, consider impact, if any on intangible assets and s/l rent
*Review manual billing query (MANUALREV) and consider impact on s/l rent and correctness of billings

2.
Based on review of prior month PPR and updated PPR information provided in monthly report package, consider appropriateness of capital accruals (acct 2023), work in progress ("WIP"), and assets that are currently not being depreciated against status of improvement jobs. Consider among other things:
* capital accrual should be based on % complete
* once job completed or substantially complete, should be reclassed out of WIP
* depreciation should begin once work is completed or substantially complete and be depreciated over its useful life (Bldg Improvements may not necessarily be deprec over 39 years depending on type of improvement, eg. roof replacement generally 10 to 15 years, useful life should be based on estimate provided by property manager or asset manager. LC/TI's depreciated over life of lease).

3.
Based on review of prior month PPR, consider early vacating tenants and comments in A/R table, in considering adequacy and appropriateness of Allowance for Doubtful Accounts against both A/R and Deferred Rent (s/l rent asset based on base rent only).

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4.
Review comparative balance sheet (current month a year ago, year end, prior month, current month) for reasonableness of trend. Considering among other things:
* Appropriateness of changes in balances. For instance, in general, real estate would go up unless property was sold. A decrease may be an indication of a journal entry accrual reversal that may need to be reset up or an item that has been overaccrued for in which case no adjustment may be needed. Also consider reasonableness of increases based on current improvement and leasing activity.
*Appropriateness of cyclical accruals such as property taxes against accrual same time previous year
*Reasonableness of Allowance for Doubtful Accounts based on PPR review and in relation to change and size of A/R balance
*Appropriateness of static balances. Eg. Utility deposits are generally static and might be ok; while a static balance in other assets should be investigated.

5.
Review 12 month income statement for appropriateness of trends over 12 months, considering impact of leasing activity above and items subject to seasonality such as utility expenses and related reimbursement income.
Compare Total YTD column on 12 month income statement to Total Budget column and review significant variances for reasonableness. Consider comments in prior month PPR and included in monthly accrual package

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EXHIBIT E
SCHEDULE OF SOURCES AND USES OF FUNDS

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LIMITED LIABILITY COMPANY AGREEMENT
OF KBS SOR II 210 WEST 31ST STREET, LLC
THIS AGREEMENT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, 15 U.S.C. § 15b ET SEQ., AS AMENDED (THE “FEDERAL ACT”), IN RELIANCE UPON ONE (1) OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL ACT. IN ADDITION, THE ISSUANCE OF THIS SECURITY HAS NOT BEEN QUALIFIED UNDER THE DELAWARE SECURITIES ACT OR ANY OTHER STATE SECURITIES LAWS (COLLECTIVELY, THE “STATE ACTS”), IN RELIANCE UPON ONE (1) OR MORE EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF THE STATE ACTS. IT IS UNLAWFUL TO CONSUMMATE A SALE OR OTHER TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN TO, OR TO RECEIVE ANY CONSIDERATION THEREFOR FROM, ANY PERSON OR ENTITY WITHOUT THE OPINION OF COUNSEL FOR THE COMPANY THAT THE PROPOSED SALE OR OTHER TRANSFER OF THIS SECURITY DOES NOT AFFECT THE AVAILABILITY TO THE COMPANY OF SUCH EXEMPTIONS FROM REGISTRATION AND QUALIFICATION, AND THAT SUCH PROPOSED SALE OR OTHER TRANSFER IS IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL SECURITIES LAWS. THE TRANSFER OF THIS SECURITY IS FURTHER RESTRICTED UNDER THE TERMS OF THE LIMITED LIABILITY COMPANY AGREEMENT GOVERNING THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

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